                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-21809
                                                     ---------

                     Nuveen Equity Premium and Growth Fund
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                               Nuveen Investments
                              333 West Wacker Drive
                                Chicago, IL 60606
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               Kevin J. McCarthy
                               Nuveen Investments
                              333 West Wacker Drive
                                Chicago, IL 60606
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (312) 917-7700
                                                           ---------------------

                     Date of fiscal year end: December 31
                                              -------------------

                  Date of reporting period: December 31, 2007
                                            -----------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO SHAREHOLDERS

                                                                   Annual Report
                                                               DECEMBER 31, 2007


Nuveen Investments
CLOSED-END FUNDS

                                                     NUVEEN EQUITY
                                                     PREMIUM INCOME
                                                     FUND
                                                     JPZ

                                                     NUVEEN EQUITY
                                                     PREMIUM OPPORTUNITY
                                                     FUND
                                                     JSN

                                                     NUVEEN EQUITY
                                                     PREMIUM ADVANTAGE
                                                     FUND
                                                     JLA

                                                     NUVEEN EQUITY
                                                     PREMIUM AND GROWTH
                                                     FUND
                                                     JPG

           Attractive Monthly Distributions and a Measure of Downside Protection from an Integrated Index Option and Equity Strategy

                                                         NUVEEN INVESTMENTS LOGO

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
    www.investordelivery.com                OR        www.nuveen.com/accountaccess
    If you received your Nuveen Fund                  If you received your Nuveen Fund
    dividends and statements from your                dividends and statements directly from
    financial advisor or brokerage                    Nuveen.
    account.

                                                         NUVEEN INVESTMENTS LOGO

Chairman's
LETTER TO SHAREHOLDERS


(TIMOTHY
   SCHWERTFEGER
   PHOTO)                 Timothy R. Schwertfeger                 Chairman of the Board

Dear Shareholder:

Once again, I am pleased to report that over the twelve-month period covered by this report your Fund continued to provide you with attractive income. For more details about the management strategy and performance of your Fund, please read the Portfolio Managers' Comments, the Distribution and Share Price Information, and the Performance Overview sections of this report.

With the recent volatility in the stock market, many have begun to wonder which way the market is headed, and whether they need to adjust their holdings of investments. No one knows what the future will bring, which is why we think a well-balanced portfolio that is structured and carefully monitored with the help of an investment professional is an important component in achieving your long-term financial goals. A well-diversified portfolio may actually help to reduce your overall investment risk, and we believe that investments like your Nuveen Investments Fund can be important building blocks in a portfolio crafted to perform well through a variety of market conditions.

We are grateful that you have chosen us as a partner as you pursue your financial goals and we look forward to continuing to earn your trust in the months and years ahead. At Nuveen Investments, our mission continues to be to assist you and your financial advisor by offering investment services and products that can help you to secure your financial objectives.

Sincerely,

(TIMOTHY SCHWERTFEGER SIG)

Timothy R. Schwertfeger
Chairman of the Board
February 15, 2008

Portfolio Managers' COMMENTS

NUVEEN INVESTMENTS CLOSED-END FUNDS      JPZ, JSN, JLA, JPG

These Funds feature portfolio management by Gateway Investment Advisers, L.P. (Gateway) J. Patrick Rogers and Kenneth H. Toft serve as co-portfolio managers for JSN and JLA; Patrick and Michael T. Buckius are co-portfolio managers for JPZ and JPG. Patrick joined Gateway in 1989. He has been President and a Director of Gateway since 1995 and is the firm's Chief Executive Officer. Ken joined Gateway in 1992 and has been a Vice President and Portfolio Manager since 1997. Mike joined Gateway in 1999 as a Vice President and Portfolio Manager. Here the portfolio managers talk about their management strategy and the performance of the Funds for the twelve-month period ending December 31, 2007.

WHAT WERE THE GENERAL ECONOMIC CONDITIONS AND MARKET TRENDS DURING THE ANNUAL REPORTING PERIOD ENDED DECEMBER 31, 2007?

During the first part of the period, equities generally performed well as favorable corporate earnings and export-driven economic growth were sufficient to offset some growing anxiety over the deteriorating housing and mortgage markets. The second half of the period was dominated by concerns about the impact of possible sub-prime mortgage defaults and fears of a recession, especially as the impact began to spread beyond mortgage lenders to international and domestic money center banks and other financial institutions. When data began to show the potential for a severely weakening economy, the Federal Reserve cut the widely followed short-term fed funds rate by a half a percentage point in September, by another quarter of a percentage point in October and yet another quarter point in December. (On January 22 and 29, 2008, after the close of this reporting period, the Federal Reserve cut the fed funds rate by a combined 1.25%, bringing the rate to 3.00%.)

--------------------------------------------------------------------------------
  Discussions of specific investments are for illustrative purposes only and are not intended as recommendations of individual investments. The views expressed in this commentary represent those of the portfolio managers as of the date of this report and are subject to change at any time, based on market conditions and other factors. The Funds disclaim any obligation to advise shareholders of such changes.
--------------------------------------------------------------------------------


The U.S. equity markets suffered through significant turbulence during the year, as concerns about the credit markets, a slowing economy and rising commodity prices (particularly oil) weighed on investor sentiment. Additionally, recent inflation reports have not been favorable, further raising investor concerns about the equity market's prospects. Nevertheless, several leading market indicators did finish 2007 with positive returns, including the S&P 500 Index with 5.49%, and the Russell 3000 Index with 5.14%.

IN THIS ENVIRONMENT, WHAT KEY STRATEGIES WERE USED TO MANAGE THE FUNDS?

The core strategy employed in JPZ, JSN, JLA and JPG continued to consist of investing in a broadly diversified portfolio of equity securities that seek to substantially track the price movement of a stock market index or a custom blend of stock market indices. The purpose of the equity portfolio is to support the index option strategy.

For JPZ and JPG, the equity portfolio sought to track the price movements of the S&P 500 Index. Over the course of the first half of 2007, JPZ actively sold listed S&P 500 Index call options against its equity portfolio. These call options generated a meaningful amount of regular cash flow, which served to both reduce the risk of owning the equity portfolio and generate much of the return of the strategy. The third component of the strategy was the purchase of listed S&P 500 index put options to help protect the value of the equity portfolio in the event of a significant market decline over a short period of time. JPG differed from JPZ in that the index option hedging activity was applied to 80% of the value of the equity portfolio, leaving 20% unhedged.

For JSN, the equity portfolio was invested to replicate the price performance of a custom benchmark consisting of 75% S&P 500 Index and 25% NASDAQ-100 Index. JSN employed an option strategy similar to JPZ with roughly 75% of the call and put options being S&P 500 Index options and the remaining 25% being NASDAQ-100 options.

For JLA, the overall equity and option strategy was similar to JSN. The differentiating feature of JLA was its underlying equity portfolio, which tracked a custom benchmark comprised of 50% S&P 500 Index and 50% NASDAQ-100 Index, with a matching investment portfolio of the S&P 500 and NASDAQ-100 Index call and put options.

On November 21, 2007, the Funds announced their intention to begin gradually phasing out the put option component of their investment strategy. The put options were intended to protect the value of the portfolio from sudden, severe declines in equity market prices. They often were priced out-of-the-money, meaning that the underlying stock prices would have to decline to the options' strike prices before the protection offered by the options began to take effect. The elimination of the put component provides the Funds with additional cash flow that previously would have gone to financing the puts. This cash flow may help support current and future distributions or serve to increase the Funds' NAV over time, with the tradeoff being a higher level of risk in the underlying portfolio.

HOW DID THE FUNDS PERFORM OVER THIS TWELVE-MONTH PERIOD?

The performance of JPZ, JSN, JLA and JPG, as well as their comparative indices or benchmarks, are presented in the accompanying table.

Total Returns on Net Asset Value
For the twelve-month period ended 12/31/07

JPZ                                                                                 7.80%
S&P 500 Index(1)                                                                    5.49%

JSN                                                                                11.35%
Comparative Benchmark(2)                                                            3.11%

JLA                                                                                11.50%
Comparative Benchmark(3)                                                            3.55%

JPG                                                                                 6.86%
S&P 500 Index(1)                                                                    5.49%


--------------------------------------------------------------------------------
  Past performance does not guarantee future results. Current performance may be higher or lower than the data shown.
 Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. For additional information, see the individual Performance Overview for your Fund in this report.
--------------------------------------------------------------------------------


For the twelve months ended December 31, 2007, the total return on net asset value for each Fund outperformed its respective index and comparative benchmark.

--------------------------------------------------------------------------------
1 The S&P 500 Index is an unmanaged Index generally considered representative of the U.S. Stock Market.
   2 JSN comparative benchmark performance is a blended return consisting of: 1)
     75% of the return of the S&P 500 Index, and 2) 25% of the NASDAQ-100 Index,
      which includes 100 of the largest domestic and international non-financial companies listed on The NASDAQ Stock Market based on market capitalization. The
      NASDAQ-100 Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology.
   3 JLA comparative benchmark performance is a blended return consisting of: 1)
     50% of the return of the S&P 500 Index, and 2) 50% of the NASDAQ-100 Index.
--------------------------------------------------------------------------------


The most significant factor impacting the performance of the Funds in 2007 was the increase in equity market volatility. The CBOE Volatility Index ("VIX"), a popular gauge of investor sentiment, shifted to a higher range. Compared to its 2006-2007 low of 9.89 on January 24, 2007, the VIX index ended 2007 at 22.50, an increase of over 127%. The CBOE NASDAQ Volatility Index ("VXN") experienced a similar dramatic increase, moving from 14.09 on December 14, 2006, to 25.90 at December 31, 2007, an increase of 84%.

This elevated market volatility translated to higher prices (premiums) for option contracts and, as the Funds are consistent net sellers of options, resulted in more generous cash flows from their option writing activity. This increased cash flow helped to generate an attractive return and served to cushion each Fund against some of the market turbulence present throughout the second half of 2007.

Distribution and Share Price
                                                                     INFORMATION

On March 1, 2007, Nuveen Investments announced that the Funds would move from a monthly to a quarterly distribution schedule. The last monthly distributions were paid on April 2, 2007, and first quarterly distributions were paid on July 2, 2007.

Each Fund has a managed distribution program. The goal of a managed distribution program is to provide shareholders with relatively consistent and predictable cash flow by systematically converting its expected long-term return potential into regular distributions. As a result, regular distributions throughout the year are likely to include a portion of expected long-term gains (both realized and unrealized), along with net investment income.

Important points to understand about the managed distribution program are:

- Each Fund seeks to establish a relatively stable distribution rate that roughly corresponds to the projected total return from its investment strategy over an extended period of time. However, you should not draw any conclusions about a Fund's past or future investment performance from its current distribution rate.

- Actual returns will differ from projected long-term returns (and therefore a Fund's distribution rate), at least over shorter time periods. Over a specific timeframe, the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) Fund net asset value.

- Each distribution is expected to be paid from some or all of the following sources:

  - net investment income (regular interest and dividends),

  - realized capital gains, and

  - unrealized gains, or, in certain cases, a return of principal (non-taxable distributions).

- A non-taxable distribution is a payment of a portion of a Fund's capital. When a Fund's returns exceed distributions, it may represent portfolio gains generated, but not realized as a taxable capital gain. In periods when a Fund's return falls short of distributions, it will represent a portion of your original principal unless the shortfall is offset during other time periods over the life of your investment (previous or subsequent) when a Fund's total return exceeds distributions.

- Because distribution source estimates are updated during the year based on a Fund's performance and forecast for its current fiscal year (which is the calendar year for each Fund), estimates on the nature of your distributions provided at the time the distributions are paid may differ from both the tax information reported to you in your Fund's IRS Form 1099 statement provided at year end, as well as the ultimate economic sources of distributions over the life of your investment.

The following table provides information regarding each Fund's distributions and total return performance for the fiscal year ended December 31, 2007. The distribution information is presented on a tax basis rather than on a generally accepted accounting principles (GAAP) basis. This information is intended to help you better understand whether the Fund's returns for the specified time period was sufficient to meet each Funds' distributions.

---------------------------------------------------------------------------------------------------------------
As of 12/31/07                                                            JPZ        JSN        JLA         JPG
---------------------------------------------------------------------------------------------------------------
 Inception date                                                      10/26/04    1/26/05    5/25/05    11/22/05
 Calendar year:
   Per share distribution:
   From net investment income                                           $0.54      $0.35      $0.21       $0.79
   From short-term capital gains                                           --         --         --          --
   From long-term capital gains                                            --         --         --          --
   From return of capital                                                1.17       1.43       1.61        0.83
                                                                     --------    -------    -------    --------
 Total per share distribution                                           $1.71      $1.78      $1.82       $1.62
                                                                     ========    =======    =======    ========

 Distribution rate on NAV                                               9.34%      9.57%      9.80%       8.39%

 Annualized total returns on NAV
   1-year                                                               7.80%     11.35%     11.50%       6.86%
   Since inception                                                      7.72%      8.60%      8.54%       8.68%
---------------------------------------------------------------------------------------------------------------

At the end of the reporting period, the Funds' share prices were trading relative to their NAVs as shown in the accompanying table:

-----------------------------------------------------------------------------------------------
                                                      12/31/07          Average 12-Month Period
                                                      Discount                 Discount
-----------------------------------------------------------------------------------------------
 JPZ                                                   -10.33%                           -4.40%
 JSN                                                   -12.15%                           -4.28%
 JLA                                                   -11.42%                           -2.72%
 JPG                                                   -11.29%                           -6.02%
-----------------------------------------------------------------------------------------------

       JPZ                             Nuveen Equity
       PERFORMANCE                     Premium Income
       OVERVIEW                        Fund
                                              as of December 31, 2007

PORTFOLIO ALLOCATION (AS A % OF TOTAL INVESTMENTS)
     (PIE CHART)

Common Stocks                                                                   95.00
Put Options                                                                      0.40
Short-Term Investments                                                           4.60

2007 DISTRIBUTIONS PER SHARE(2)
     (BAR CHART)

Jan                                                                              0.142
Feb                                                                              0.142
Mar                                                                              0.142
Jun                                                                              0.426
Sep                                                                              0.426
Dec                                                                              0.426

SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE
     (LINE GRAPH)

1/01/2007                                                                        19.30
                                                                                 19.04
                                                                                 19.17
                                                                                 18.97
                                                                                 19.05
                                                                                 19.29
                                                                                 19.30
                                                                                 18.87
                                                                                 18.82
                                                                                 18.65
                                                                                 18.79
                                                                                 18.35
                                                                                 18.58
                                                                                 18.59
                                                                                 18.77
                                                                                 18.95
                                                                                 18.61
                                                                                 18.75
                                                                                 18.71
                                                                                 18.70
                                                                                 18.85
                                                                                 18.74
                                                                                 18.91
                                                                                 18.82
                                                                                 18.29
                                                                                 18.20
                                                                                 18.27
                                                                                 18.59
                                                                                 18.15
                                                                                 17.87
                                                                                 17.23
                                                                                 17.28
                                                                                 17.01
                                                                                 16.96
                                                                                 17.68
                                                                                 17.70
                                                                                 17.59
                                                                                 17.06
                                                                                 17.08
                                                                                 17.20
                                                                                 17.39
                                                                                 16.97
                                                                                 16.53
                                                                                 16.66
                                                                                 16.36
                                                                                 15.83
                                                                                 15.88
                                                                                 15.81
                                                                                 16.16
                                                                                 16.65
                                                                                 15.66
                                                                                 15.66
                                                                                 16.31
12/31/07                                                                         16.41


FUND SNAPSHOT

-------------------------------------------------------------------------------------
Share Price                                                                    $16.41
-------------------------------------------------------------------------------------
Net Asset Value                                                                $18.30
-------------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                     -10.33%
-------------------------------------------------------------------------------------
Current Distribution Rate(1)                                                   10.38%
-------------------------------------------------------------------------------------
Net Assets ($000)                                                            $707,933
-------------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURN
(Inception 10/26/04)

-------------------------------------------------------------------------------------
                                                              ON SHARE PRICE   ON NAV
-------------------------------------------------------------------------------------
1-Year                                                            -6.07%        7.80%

-------------------------------------------------------------------------------------
Since
Inception                                                          2.79%        7.72%

-------------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)

-------------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels                                                      8.6%
-------------------------------------------------------------------------------------
Pharmaceuticals                                                                  7.6%
-------------------------------------------------------------------------------------
Commercial Banks                                                                 6.0%
-------------------------------------------------------------------------------------
Diversified Telecommunication Services                                           4.5%
-------------------------------------------------------------------------------------
Computers & Peripherals                                                          4.1%
-------------------------------------------------------------------------------------
Software                                                                         3.9%
-------------------------------------------------------------------------------------
Industrial Conglomerates                                                         3.7%
-------------------------------------------------------------------------------------
Insurance                                                                        3.4%
-------------------------------------------------------------------------------------
Diversified Financial Services                                                   3.0%
-------------------------------------------------------------------------------------
Aerospace & Defense                                                              2.9%
-------------------------------------------------------------------------------------
Energy Equipment & Services                                                      2.8%
-------------------------------------------------------------------------------------
Household Products                                                               2.7%
-------------------------------------------------------------------------------------
Capital Markets                                                                  2.7%
-------------------------------------------------------------------------------------
Tobacco                                                                          2.7%
-------------------------------------------------------------------------------------
Machinery                                                                        2.3%
-------------------------------------------------------------------------------------
Semiconductors & Equipment                                                       2.3%
-------------------------------------------------------------------------------------
Chemicals                                                                        2.2%
-------------------------------------------------------------------------------------
Communications Equipment                                                         2.2%
-------------------------------------------------------------------------------------
Real Estate Investment Trust                                                     2.0%
-------------------------------------------------------------------------------------
Multi-Utilities                                                                  1.9%
-------------------------------------------------------------------------------------
Put Options                                                                      0.4%
-------------------------------------------------------------------------------------
Short-Term Investments                                                           4.6%
-------------------------------------------------------------------------------------
Other                                                                           23.5%
-------------------------------------------------------------------------------------



1 Current Distribution Rate is based on the Fund's current annualized quarterly distribution divided by the Fund's current market price. The Fund's quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a return of capital for tax purposes.
2 Effective March 1, 2007, the Fund changed from a monthly distribution to a quarterly distribution schedule. The Fund's last monthly distribution was declared March 1, 2007, and paid on April 2, 2007. The Fund's first quarterly distribution was declared June 1, 2007, and paid on July 2, 2007.

       JSN                             Nuveen Equity
       PERFORMANCE                     Premium Opportunity
       OVERVIEW                        Fund
                                              as of December 31, 2007

PORTFOLIO ALLOCATION (AS A % OF TOTAL INVESTMENTS)
     (PIE CHART)

Common Stocks                                                                    94.20
Put Options                                                                       0.30
Short-Term Investments                                                            5.50

2007 DISTRIBUTIONS PER SHARE(2)
     (BAR CHART)

Jan                                                                              0.148
Feb                                                                              0.148
Mar                                                                              0.148
Jun                                                                              0.444
Sep                                                                              0.444
Dec                                                                              0.444

SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE
     (LINE GRAPH)

1/01/2007                                                                       18.7500
                                                                                18.7500
                                                                                18.7200
                                                                                18.6300
                                                                                18.6200
                                                                                18.8900
                                                                                18.9100
                                                                                18.5800
                                                                                18.6300
                                                                                18.5200
                                                                                18.6600
                                                                                18.1700
                                                                                18.4200
                                                                                18.4000
                                                                                18.5300
                                                                                18.6300
                                                                                18.4600
                                                                                18.6200
                                                                                18.6600
                                                                                18.6900
                                                                                18.7200
                                                                                18.6700
                                                                                18.9700
                                                                                18.9000
                                                                                18.2700
                                                                                18.1800
                                                                                18.2200
                                                                                18.5300
                                                                                18.1500
                                                                                17.9100
                                                                                17.4600
                                                                                17.3900
                                                                                17.1300
                                                                                16.7200
                                                                                17.6500
                                                                                17.6400
                                                                                17.7000
                                                                                17.2500
                                                                                17.1100
                                                                                17.2299
                                                                                17.5000
                                                                                17.2500
                                                                                16.6100
                                                                                16.7800
                                                                                16.5500
                                                                                16.2600
                                                                                16.2100
                                                                                16.1400
                                                                                16.4300
                                                                                16.9000
                                                                                16.2200
                                                                                15.9200
                                                                                16.3600
12/31/07                                                                        16.3400



     FUND SNAPSHOT

---------------------------------------------------------------------------------------
Share Price                                                                      $16.34
---------------------------------------------------------------------------------------
Net Asset Value                                                                  $18.60
---------------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                       -12.15%
---------------------------------------------------------------------------------------
Current Distribution Rate(1)                                                     10.87%
---------------------------------------------------------------------------------------
Net Assets ($000)                                                            $1,237,527
---------------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURN
(Inception 1/26/05)

-------------------------------------------------------------------------------------
                                                              ON SHARE PRICE   ON NAV
-------------------------------------------------------------------------------------
1-Year                                                            -3.03%       11.35%

-------------------------------------------------------------------------------------
Since Inception                                                    2.52%        8.60%

-------------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)

-------------------------------------------------------------------------------------
Computers & Peripherals                                                          7.6%
-------------------------------------------------------------------------------------
Software                                                                         6.8%
-------------------------------------------------------------------------------------
Pharmaceuticals                                                                  6.4%
-------------------------------------------------------------------------------------
Communications Equipment                                                         5.7%
-------------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels                                                      5.7%
-------------------------------------------------------------------------------------
Semiconductors & Equipment                                                       4.2%
-------------------------------------------------------------------------------------
Commercial Banks                                                                 3.7%
-------------------------------------------------------------------------------------
Internet Software & Services                                                     3.5%
-------------------------------------------------------------------------------------
Diversified Telecommunication Services                                           3.2%
-------------------------------------------------------------------------------------
Capital Markets                                                                  2.9%
-------------------------------------------------------------------------------------
Industrial Conglomerates                                                         2.7%
-------------------------------------------------------------------------------------
Aerospace & Defense                                                              2.5%
-------------------------------------------------------------------------------------
Diversified Financial Services                                                   2.3%
-------------------------------------------------------------------------------------
Energy Equipment & Services                                                      2.3%
-------------------------------------------------------------------------------------
Biotechnology                                                                    2.1%
-------------------------------------------------------------------------------------
Media                                                                            1.9%
-------------------------------------------------------------------------------------
Tobacco                                                                          1.7%
-------------------------------------------------------------------------------------
Household Products                                                               1.7%
-------------------------------------------------------------------------------------
Machinery                                                                        1.7%
-------------------------------------------------------------------------------------
Specialty Retail                                                                 1.6%
-------------------------------------------------------------------------------------
Put Options                                                                      0.3%
-------------------------------------------------------------------------------------
Short-Term Investments                                                           5.5%
-------------------------------------------------------------------------------------
Other                                                                           24.0%
-------------------------------------------------------------------------------------



1 Current Distribution Rate is based on the Fund's current annualized quarterly distribution divided by the Fund's current market price. The Fund's quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a return of capital for tax purposes.
2 Effective March 1, 2007, the Fund changed from a monthly distribution to a quarterly distribution schedule. The Fund's last monthly distribution was declared March 1, 2007, and paid on April 2, 2007. The Fund's first quarterly distribution was declared June 1, 2007, and paid on July 2, 2007.

       JLA                             Nuveen Equity
       PERFORMANCE                     Premium Advantage
       OVERVIEW                        Fund
                                              as of December 31, 2007

PORTFOLIO ALLOCATION (AS A % OF TOTAL INVESTMENTS)
     (PIE CHART)

Common Stocks                                                                    95.20
Put Options                                                                       0.30
Short-Term Investments                                                            4.50

2007 DISTRIBUTIONS PER SHARE(2)
     (BAR CHART)

Jan                                                                              0.151
Feb                                                                              0.151
Mar                                                                              0.151
Jun                                                                              0.453
Sep                                                                              0.453
Dec                                                                              0.453

SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE
     (LINE GRAPH)

1/01/2007                                                                       19.2700
                                                                                19.4200
                                                                                19.5199
                                                                                19.2300
                                                                                19.1000
                                                                                19.2900
                                                                                19.4600
                                                                                19.1700
                                                                                19.2500
                                                                                19.0000
                                                                                19.0500
                                                                                18.4600
                                                                                18.6100
                                                                                18.5500
                                                                                18.9400
                                                                                18.9700
                                                                                18.7100
                                                                                18.8600
                                                                                18.9000
                                                                                18.8400
                                                                                18.9400
                                                                                18.8700
                                                                                19.1000
                                                                                19.1400
                                                                                18.5800
                                                                                18.4500
                                                                                18.5100
                                                                                18.5800
                                                                                18.2200
                                                                                18.0300
                                                                                17.4600
                                                                                17.7260
                                                                                17.4300
                                                                                16.8300
                                                                                17.9000
                                                                                17.9200
                                                                                17.8100
                                                                                17.2000
                                                                                17.0500
                                                                                17.3000
                                                                                17.4200
                                                                                17.1600
                                                                                16.7200
                                                                                16.9900
                                                                                16.7200
                                                                                16.0500
                                                                                16.0500
                                                                                16.1100
                                                                                16.4400
                                                                                17.0200
                                                                                16.0100
                                                                                15.9100
                                                                                16.2500
12/31/07                                                                        16.4500


FUND SNAPSHOT

-------------------------------------------------------------------------------------
Share Price                                                                    $16.45
-------------------------------------------------------------------------------------
Net Asset Value                                                                $18.57
-------------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                     -11.42%
-------------------------------------------------------------------------------------
Current Distribution Rate(1)                                                   11.02%
-------------------------------------------------------------------------------------
Net Assets ($000)                                                            $484,998
-------------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURN
(Inception 5/25/05)

-------------------------------------------------------------------------------------
                                                              ON SHARE PRICE   ON NAV
-------------------------------------------------------------------------------------
1-Year                                                            -5.15%       11.50%

-------------------------------------------------------------------------------------
Since Inception                                                    2.03%        8.54%

-------------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)

-------------------------------------------------------------------------------------
Computers & Peripherals                                                         11.0%
-------------------------------------------------------------------------------------
Software                                                                         9.9%
-------------------------------------------------------------------------------------
Communications Equipment                                                         7.6%
-------------------------------------------------------------------------------------
Semiconductors & Equipment                                                       4.9%
-------------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels                                                      4.8%
-------------------------------------------------------------------------------------
Internet Software & Services                                                     4.5%
-------------------------------------------------------------------------------------
Pharmaceuticals                                                                  4.3%
-------------------------------------------------------------------------------------
Biotechnology                                                                    3.9%
-------------------------------------------------------------------------------------
Commercial Banks                                                                 2.8%
-------------------------------------------------------------------------------------
Capital Markets                                                                  2.6%
-------------------------------------------------------------------------------------
Diversified Telecommunication Services                                           2.5%
-------------------------------------------------------------------------------------
Media                                                                            2.1%
-------------------------------------------------------------------------------------
Hotels, Restaurants & Leisure                                                    2.0%
-------------------------------------------------------------------------------------
Energy Equipment & Services                                                      1.7%
-------------------------------------------------------------------------------------
Insurance                                                                        1.6%
-------------------------------------------------------------------------------------
Industrial Conglomerates                                                         1.6%
-------------------------------------------------------------------------------------
Machinery                                                                        1.5%
-------------------------------------------------------------------------------------
Aerospace & Defense                                                              1.4%
-------------------------------------------------------------------------------------
Put Options                                                                      0.3%
-------------------------------------------------------------------------------------
Short-Term Investments                                                           4.5%
-------------------------------------------------------------------------------------
Other                                                                           24.5%
-------------------------------------------------------------------------------------



1 Current Distribution Rate is based on the Fund's current annualized quarterly distribution divided by the Fund's current market price. The Fund's quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a return of capital for tax purposes.
2 Effective March 1, 2007, the Fund changed from a monthly distribution to a quarterly distribution schedule. The Fund's last monthly distribution was declared March 1, 2007, and paid on April 2, 2007. The Fund's first quarterly distribution was declared June 1, 2007, and paid on July 2, 2007.

       JPG                             Nuveen Equity
       PERFORMANCE                     Premium and Growth
       OVERVIEW                        Fund
                                              as of December 31, 2007

PORTFOLIO ALLOCATION (AS A % OF TOTAL INVESTMENTS)
     (PIE CHART)

Common Stocks                                                                    96.50
Put Options                                                                       0.30
Short-Term Investments                                                            3.20

2007 DISTRIBUTIONS PER SHARE(2)
     (BAR CHART)

Jan                                                                              0.135
Feb                                                                              0.135
Mar                                                                              0.135
Jun                                                                              0.405
Sep                                                                              0.405
Dec                                                                              0.405

SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE
     (LINE GRAPH)

1/01/2007                                                                        19.60
                                                                                 19.42
                                                                                 19.51
                                                                                 19.63
                                                                                 19.69
                                                                                 19.80
                                                                                 19.75
                                                                                 19.33
                                                                                 19.34
                                                                                 19.14
                                                                                 19.63
                                                                                 19.15
                                                                                 19.65
                                                                                 19.75
                                                                                 19.79
                                                                                 19.99
                                                                                 19.74
                                                                                 19.86
                                                                                 19.91
                                                                                 19.79
                                                                                 19.86
                                                                                 19.53
                                                                                 19.69
                                                                                 19.48
                                                                                 19.03
                                                                                 19.04
                                                                                 19.10
                                                                                 19.41
                                                                                 19.18
                                                                                 18.89
                                                                                 18.18
                                                                                 18.03
                                                                                 17.86
                                                                                 17.60
                                                                                 18.45
                                                                                 18.32
                                                                                 18.12
                                                                                 17.65
                                                                                 17.80
                                                                                 17.84
                                                                                 17.95
                                                                                 17.77
                                                                                 17.27
                                                                                 17.77
                                                                                 17.46
                                                                                 16.80
                                                                                 16.87
                                                                                 16.68
                                                                                 17.02
                                                                                 17.35
                                                                                 16.55
                                                                                 16.57
                                                                                 17.03
12/31/07                                                                         17.13


FUND SNAPSHOT

-------------------------------------------------------------------------------------
Share Price                                                                    $17.13
-------------------------------------------------------------------------------------
Net Asset Value                                                                $19.31
-------------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                     -11.29%
-------------------------------------------------------------------------------------
Current Distribution Rate(1)                                                    9.46%
-------------------------------------------------------------------------------------
Net Assets ($000)                                                            $319,300
-------------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURN
(Inception 11/22/05)

-------------------------------------------------------------------------------------
                                                              ON SHARE PRICE   ON NAV
-------------------------------------------------------------------------------------
1-Year                                                            -3.55%        6.86%

-------------------------------------------------------------------------------------
Since Inception                                                    0.97%        8.68%

-------------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)

-------------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels                                                     10.4%
-------------------------------------------------------------------------------------
Pharmaceuticals                                                                  8.8%
-------------------------------------------------------------------------------------
Commercial Banks                                                                 7.5%
-------------------------------------------------------------------------------------
Diversified Telecommunication Services                                           4.6%
-------------------------------------------------------------------------------------
Industrial Conglomerates                                                         4.3%
-------------------------------------------------------------------------------------
Computers & Peripherals                                                          3.8%
-------------------------------------------------------------------------------------
Software                                                                         3.6%
-------------------------------------------------------------------------------------
Real Estate Investment Trust                                                     3.0%
-------------------------------------------------------------------------------------
Insurance                                                                        2.8%
-------------------------------------------------------------------------------------
Capital Markets                                                                  2.7%
-------------------------------------------------------------------------------------
Energy Equipment & Services                                                      2.6%
-------------------------------------------------------------------------------------
Semiconductors & Equipment                                                       2.5%
-------------------------------------------------------------------------------------
Household Products                                                               2.4%
-------------------------------------------------------------------------------------
Tobacco                                                                          2.4%
-------------------------------------------------------------------------------------
Diversified Financial Services                                                   2.3%
-------------------------------------------------------------------------------------
Electric Utilities                                                               2.3%
-------------------------------------------------------------------------------------
Chemicals                                                                        2.0%
-------------------------------------------------------------------------------------
Aerospace & Defense                                                              2.0%
-------------------------------------------------------------------------------------
Internet Software & Services                                                     1.8%
-------------------------------------------------------------------------------------
Put Options                                                                      0.3%
-------------------------------------------------------------------------------------
Short-Term Investments                                                           3.2%
-------------------------------------------------------------------------------------
Other                                                                           24.7%
-------------------------------------------------------------------------------------



1 Current Distribution Rate is based on the Fund's current annualized quarterly distribution divided by the Fund's current market price. The Fund's quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a return of capital for tax purposes.
2 Effective March 1, 2007, the Fund changed from a monthly distribution to a quarterly distribution schedule. The Fund's last monthly distribution was declared March 1, 2007, and paid on April 2, 2007. The Fund's first quarterly distribution was declared June 1, 2007, and paid on July 2, 2007.

           SHAREHOLDER MEETING REPORT

           The special meeting of shareholders was held in the offices of Nuveen Investments on October 12, 2007; the meeting for Nuveen Equity Premium Advantage Fund (JLA) and Nuveen Equity Premium and Growth Fund (JPG) was subsequently adjourned to October 22, 2007, and additionally adjourned for Nuveen Equity Premium and Growth Fund
           (JPG) to November 8, 2007.

                                                                      JPZ          JSN          JLA          JPG
----------------------------------------------------------------------------------------------------------------
                                                                   Common       Common       Common       Common
                                                                   Shares       Shares       Shares       Shares
----------------------------------------------------------------------------------------------------------------
TO APPROVE A NEW INVESTMENT MANAGEMENT AGREEMENT:
    For                                                        16,728,100   29,981,664   12,794,579    8,392,401
    Against                                                       666,684    1,365,905      511,045      258,257
    Abstain                                                       604,777    1,218,434      536,900      266,117
    Broker Non-Votes                                            6,200,774   11,280,036    4,905,176    3,301,639
----------------------------------------------------------------------------------------------------------------
    Total                                                      24,200,335   43,846,039   18,747,700   12,218,414
----------------------------------------------------------------------------------------------------------------
TO APPROVE A NEW SUB-ADVISORY AGREEMENT BETWEEN NUVEEN ASSET
MANAGEMENT AND
GATEWAY INVESTMENT ADVISERS, L.P.:
    For                                                        16,638,963   29,839,983   12,751,370    8,338,109
    Against                                                       707,933    1,442,604      558,891      289,442
    Abstain                                                       652,665    1,283,416      532,263      289,224
    Broker Non-Votes                                            6,200,774   11,280,036    4,905,176    3,301,639
----------------------------------------------------------------------------------------------------------------
    Total                                                      24,200,335   43,846,039   18,747,700   12,218,414
----------------------------------------------------------------------------------------------------------------
TO APPROVE A NEW SUB-ADVISORY AGREEMENT BETWEEN NUVEEN ASSET
MANAGEMENT AND
GATEWAY INVESTMENT ADVISERS, LLC:
    For                                                        16,619,775   29,903,802   12,765,162    8,333,943
    Against                                                       723,286    1,406,366      552,529      291,811
    Abstain                                                       656,500    1,255,835      524,833      291,021
    Broker Non-Votes                                            6,200,774   11,280,036    4,905,176    3,301,639
----------------------------------------------------------------------------------------------------------------
    Total                                                      24,200,335   43,846,039   18,747,700   12,218,414
----------------------------------------------------------------------------------------------------------------
TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS THE
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE
CURRENT FISCAL YEAR:
    For                                                        23,444,989   42,257,144   18,131,558   11,878,034
    Against                                                       351,481      729,567      238,592      144,164
    Abstain                                                       403,865      859,328      377,550      196,216
----------------------------------------------------------------------------------------------------------------
    Total                                                      24,200,335   43,846,039   18,747,700   12,218,414
----------------------------------------------------------------------------------------------------------------

Report of INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

     TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
     NUVEEN EQUITY PREMIUM INCOME FUND
     NUVEEN EQUITY PREMIUM OPPORTUNITY FUND
     NUVEEN EQUITY PREMIUM ADVANTAGE FUND
     NUVEEN EQUITY PREMIUM AND GROWTH FUND
In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial positions of Nuveen Equity Premium Income Fund, Nuveen Equity Premium Opportunity Fund, Nuveen Equity Premium Advantage Fund, and Nuveen Equity Premium and Growth Fund (the "Funds") at December 31, 2007, the results of each of their operations for the year then ended, the changes in each of their net assets for the periods then ended and the financial highlights for the periods then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
February 26, 2008

         JPZ
          Nuveen Equity Premium Income Fund
          Portfolio of INVESTMENTS
                                    as of December 31, 2007

    SHARES   DESCRIPTION (1)                                                                                               VALUE
--------------------------------------------------------------------------------------------------------------------------------
             COMMON STOCKS - 97.0%
             AEROSPACE & DEFENSE - 3.0%
    71,400   Boeing Company                                                                                       $    6,244,644
   100,000   Honeywell International Inc.                                                                              6,157,000
    32,000   Raytheon Company                                                                                          1,942,400
    89,400   United Technologies Corporation                                                                           6,842,676
--------------------------------------------------------------------------------------------------------------------------------
             Total Aerospace & Defense                                                                                21,186,720
             -------------------------------------------------------------------------------------------------------------------
             AIR FREIGHT & LOGISTICS - 0.2%
    16,859   United Parcel Service, Inc., Class B                                                                      1,192,268
--------------------------------------------------------------------------------------------------------------------------------
             AIRLINES - 0.1%
    22,200   AMR Corporation-DEL, (2)                                                                                    311,466
    14,800   Continental Airlines, Inc., (2)                                                                             329,300
--------------------------------------------------------------------------------------------------------------------------------
             Total Airlines                                                                                              640,766
             -------------------------------------------------------------------------------------------------------------------
             AUTO COMPONENTS - 0.1%
    21,200   American Axle and Manufacturing Holdings Inc.                                                               394,744
    30,487   Cooper Tire & Rubber                                                                                        505,474
       666   WABCO Holdings Inc.                                                                                          33,360
--------------------------------------------------------------------------------------------------------------------------------
             Total Auto Components                                                                                       933,578
             -------------------------------------------------------------------------------------------------------------------
             AUTOMOBILES - 0.4%
   204,000   Ford Motor Company, (2)                                                                                   1,372,920
    48,800   General Motors Corporation                                                                                1,214,632
     4,000   Harley-Davidson, Inc.                                                                                       186,840
--------------------------------------------------------------------------------------------------------------------------------
             Total Automobiles                                                                                         2,774,392
             -------------------------------------------------------------------------------------------------------------------
             BEVERAGES - 1.4%
   106,397   Coca-Cola Company                                                                                         6,529,584
    40,810   PepsiCo, Inc.                                                                                             3,097,479
--------------------------------------------------------------------------------------------------------------------------------
             Total Beverages                                                                                           9,627,063
             -------------------------------------------------------------------------------------------------------------------
             BIOTECHNOLOGY - 0.0%
       310   Genentech, Inc., (2)                                                                                         20,792
--------------------------------------------------------------------------------------------------------------------------------
             BUILDING PRODUCTS - 0.1%
     2,000   American Standard Companies Inc.                                                                             93,420
    25,567   Masco Corporation                                                                                           552,503
--------------------------------------------------------------------------------------------------------------------------------
             Total Building Products                                                                                     645,923
             -------------------------------------------------------------------------------------------------------------------
             CAPITAL MARKETS - 2.8%
    46,000   Charles Schwab Corporation                                                                                1,175,300
    19,900   Goldman Sachs Group, Inc.                                                                                 4,279,495
    10,500   Jefferies Group, Inc.                                                                                       242,025
   177,861   JPMorgan Chase & Co.                                                                                      7,763,633
    20,300   Legg Mason, Inc.                                                                                          1,484,945
    26,500   Merrill Lynch & Co., Inc.                                                                                 1,422,520
    23,500   Morgan Stanley                                                                                            1,248,085
    59,400   Waddell & Reed Financial, Inc., Class A                                                                   2,143,746
--------------------------------------------------------------------------------------------------------------------------------
             Total Capital Markets                                                                                    19,759,749
             -------------------------------------------------------------------------------------------------------------------
             CHEMICALS - 2.3%
    51,511   Dow Chemical Company                                                                                      2,030,564
   148,600   E.I. Du Pont de Nemours and Company                                                                       6,551,774
    40,400   Eastman Chemical Company                                                                                  2,468,036

         JPZ
        Nuveen Equity Premium Income Fund (continued)
        Portfolio of INVESTMENTS as of December 31, 2007

    SHARES   DESCRIPTION (1)                                                                                               VALUE
--------------------------------------------------------------------------------------------------------------------------------
             CHEMICALS (continued)
    42,998   Lubrizol Corporation                                                                                 $    2,328,772
    19,000   NL Industries Inc.                                                                                          217,170
    53,293   Olin Corporation                                                                                          1,030,154
    63,622   RPM International, Inc.                                                                                   1,291,527
--------------------------------------------------------------------------------------------------------------------------------
             Total Chemicals                                                                                          15,917,997
             -------------------------------------------------------------------------------------------------------------------
             COMMERCIAL BANKS - 6.1%
   383,779   Bank of America Corporation                                                                              15,834,722
    18,300   Comerica Incorporated                                                                                       796,599
     3,000   Federated Investors Inc.                                                                                    123,480
    52,600   HSBC Holdings PLC, Sponsored ADR                                                                          4,403,146
   145,300   Lloyds TSB Group PLC, Sponsored ADR                                                                       5,470,545
    38,700   TrustCo Bank Corporation NY                                                                                 383,904
   175,300   U.S. Bancorp                                                                                              5,564,022
   129,036   Wachovia Corporation                                                                                      4,907,239
   190,800   Wells Fargo & Company                                                                                     5,760,252
--------------------------------------------------------------------------------------------------------------------------------
             Total Commercial Banks                                                                                   43,243,909
             -------------------------------------------------------------------------------------------------------------------
             COMMERCIAL SERVICES & SUPPLIES - 1.2%
     3,800   Avery Dennison Corporation                                                                                  201,932
    90,303   Deluxe Corporation                                                                                        2,970,066
     3,000   Manpower Inc.                                                                                               170,700
    23,000   Pitney Bowes Inc.                                                                                           874,920
     5,800   Priceline.com Incorporated, (2)                                                                             666,188
     8,500   R.R. Donnelley & Sons Company                                                                               320,790
    41,615   Resources Connection, Inc.                                                                                  755,728
    65,671   Waste Management, Inc.                                                                                    2,145,472
--------------------------------------------------------------------------------------------------------------------------------
             Total Commercial Services & Supplies                                                                      8,105,796
             -------------------------------------------------------------------------------------------------------------------
             COMMUNICATIONS EQUIPMENT - 2.2%
    17,600   ADTRAN, Inc.                                                                                                376,288
     8,828   Ciena Corporation, (2)                                                                                      301,123
   275,350   Cisco Systems, Inc., (2)                                                                                  7,453,725
    56,100   Corning Incorporated                                                                                      1,345,839
    11,875   JDS Uniphase Corporation, (2)                                                                               157,938
   149,100   Motorola, Inc.                                                                                            2,391,564
    92,889   QUALCOMM Inc.                                                                                             3,655,182
--------------------------------------------------------------------------------------------------------------------------------
             Total Communications Equipment                                                                           15,681,659
             -------------------------------------------------------------------------------------------------------------------
             COMPUTERS & PERIPHERALS - 4.1%
    51,646   Apple, Inc., (2)                                                                                         10,230,040
    94,081   Dell Inc., (2)                                                                                            2,305,925
    93,700   EMC Corporation, (2)                                                                                      1,736,261
   129,100   Hewlett-Packard Company                                                                                   6,516,968
    70,044   International Business Machines Corporation                                                               7,571,756
              (IBM)
    10,457   McAfee Inc., (2)                                                                                            392,138
    33,400   Sun Microsystems Inc.                                                                                       605,542
--------------------------------------------------------------------------------------------------------------------------------
             Total Computers & Peripherals                                                                            29,358,630
             -------------------------------------------------------------------------------------------------------------------
             CONSUMER FINANCE - 0.0%
    10,500   Discover Financial Services                                                                                 158,340
--------------------------------------------------------------------------------------------------------------------------------
             CONTAINERS & PACKAGING - 0.7%
    65,700   Packaging Corp. of America                                                                                1,852,740
    87,489   Sonoco Products Company                                                                                   2,859,141
--------------------------------------------------------------------------------------------------------------------------------
             Total Containers & Packaging                                                                              4,711,881
             -------------------------------------------------------------------------------------------------------------------
             DIVERSIFIED CONSUMER SERVICES - 0.0%
     1,700   ITT Educational Services, Inc., (2)                                                                         144,959
--------------------------------------------------------------------------------------------------------------------------------
             DIVERSIFIED FINANCIAL SERVICES - 3.1%
    91,104   Capitalsource Inc.                                                                                        1,602,519
   438,000   Citigroup Inc.                                                                                           12,894,720
     8,700   CME Group, Inc.                                                                                           5,968,200
    77,422   Compass Diversified Trust                                                                                 1,153,588

    SHARES   DESCRIPTION (1)                                                                                               VALUE
--------------------------------------------------------------------------------------------------------------------------------
             DIVERSIFIED FINANCIAL SERVICES (continued)
     9,942   Federal Home Loan Mortgage Corporation                                                               $      338,724
--------------------------------------------------------------------------------------------------------------------------------
             Total Diversified Financial Services                                                                     21,957,751
             -------------------------------------------------------------------------------------------------------------------
             DIVERSIFIED TELECOMMUNICATION SERVICES - 4.6%
   582,077   AT&T Inc.                                                                                                24,191,119
   220,900   Citizens Communications Company                                                                           2,812,057
     6,450   Consolidated Communications Holdings, Inc.                                                                  128,355
     7,448   Iowa Telecommunications Services, Inc.                                                                      121,104
   107,100   Verizon Communications Inc.                                                                               4,679,199
    21,026   Windstream Corporation                                                                                      273,759
--------------------------------------------------------------------------------------------------------------------------------
             Total Diversified Telecommunication Services                                                             32,205,593
             -------------------------------------------------------------------------------------------------------------------
             ELECTRIC UTILITIES - 1.6%
    27,000   Ameren Corporation                                                                                        1,463,670
    33,900   Consolidated Edison, Inc.                                                                                 1,656,015
    25,949   Great Plains Energy Incorporated                                                                            760,825
    60,600   OGE Energy Corp.                                                                                          2,199,174
    80,800   Pepco Holdings, Inc.                                                                                      2,369,864
    33,400   Progress Energy, Inc.                                                                                     1,617,562
    27,000   Southern Company                                                                                          1,046,250
--------------------------------------------------------------------------------------------------------------------------------
             Total Electric Utilities                                                                                 11,113,360
             -------------------------------------------------------------------------------------------------------------------
             ELECTRICAL EQUIPMENT - 1.1%
   122,400   Emerson Electric Co.                                                                                      6,935,184
       400   Hubbell Incorporated, Class B                                                                                20,640
    14,000   Rockwell Automation, Inc.                                                                                   965,440
--------------------------------------------------------------------------------------------------------------------------------
             Total Electrical Equipment                                                                                7,921,264
             -------------------------------------------------------------------------------------------------------------------
             ENERGY EQUIPMENT & SERVICES - 2.9%
    21,300   Diamond Offshore Drilling, Inc.                                                                           3,024,600
    24,668   ENSCO International Incorporated                                                                          1,470,706
   111,600   Halliburton Company                                                                                       4,230,756
    11,600   Patterson-UTI Energy, Inc.                                                                                  226,432
    79,200   Schlumberger Limited                                                                                      7,790,904
    17,600   Smith International, Inc.                                                                                 1,299,760
    46,500   Tidewater Inc.                                                                                            2,550,990
--------------------------------------------------------------------------------------------------------------------------------
             Total Energy Equipment & Services                                                                        20,594,148
             -------------------------------------------------------------------------------------------------------------------
             FOOD & STAPLES RETAILING - 0.8%
    36,406   CVS Caremark Corporation                                                                                  1,447,139
       200   Longs Drug Stores Corporation                                                                                 9,400
    38,696   SUPERVALU INC                                                                                             1,451,874
    53,325   Wal-Mart Stores, Inc.                                                                                     2,534,537
     1,810   Whole Foods Market, Inc.                                                                                     73,848
--------------------------------------------------------------------------------------------------------------------------------
             Total Food & Staples Retailing                                                                            5,516,798
             -------------------------------------------------------------------------------------------------------------------
             FOOD PRODUCTS - 0.9%
   173,705   Kraft Foods Inc.                                                                                          5,667,994
    57,000   Sara Lee Corporation                                                                                        915,420
--------------------------------------------------------------------------------------------------------------------------------
             Total Food Products                                                                                       6,583,414
             -------------------------------------------------------------------------------------------------------------------
             GAS UTILITIES - 0.9%
    28,200   AGL Resources Inc.                                                                                        1,061,448
    62,601   Atmos Energy Corporation                                                                                  1,755,332
    81,800   Nicor Inc.                                                                                                3,464,230
--------------------------------------------------------------------------------------------------------------------------------
             Total Gas Utilities                                                                                       6,281,010
             -------------------------------------------------------------------------------------------------------------------
             HEALTH CARE EQUIPMENT & SUPPLIES - 0.4%
    36,000   Baxter International Inc.                                                                                 2,089,800
    10,375   Medtronic, Inc.                                                                                             521,551
--------------------------------------------------------------------------------------------------------------------------------
             Total Health Care Equipment & Supplies                                                                    2,611,351
             -------------------------------------------------------------------------------------------------------------------
             HEALTH CARE PROVIDERS & SERVICES - 1.6%
    26,939   Brookdale Senior Living Inc.                                                                                765,337
    15,450   Coventry Health Care, Inc., (2)                                                                             915,413

         JPZ
        Nuveen Equity Premium Income Fund (continued)
        Portfolio of INVESTMENTS as of December 31, 2007

    SHARES   DESCRIPTION (1)                                                                                               VALUE
--------------------------------------------------------------------------------------------------------------------------------
             HEALTH CARE PROVIDERS & SERVICES (continued)
    83,690   Kindred Healthcare Inc., (2)                                                                         $    2,090,576
     6,700   Mentor Corporation                                                                                          261,970
    88,646   UnitedHealth Group Incorporated                                                                           5,159,197
    27,330   Wellpoint Inc., (2)                                                                                       2,397,661
--------------------------------------------------------------------------------------------------------------------------------
             Total Health Care Providers & Services                                                                   11,590,154
             -------------------------------------------------------------------------------------------------------------------
             HOTELS, RESTAURANTS & LEISURE - 1.1%
    17,000   Carnival Corporation                                                                                        756,330
    13,566   Harrah's Entertainment, Inc.                                                                              1,203,983
    22,661   International Game Technology                                                                               995,498
    86,900   McDonald's Corporation                                                                                    5,119,279
--------------------------------------------------------------------------------------------------------------------------------
             Total Hotels, Restaurants & Leisure                                                                       8,075,090
             -------------------------------------------------------------------------------------------------------------------
             HOUSEHOLD DURABLES - 1.5%
     4,100   Black & Decker Corporation                                                                                  285,565
   107,400   Newell Rubbermaid Inc.                                                                                    2,779,512
    12,400   Snap-on Incorporated                                                                                        598,176
    25,600   Stanley Works                                                                                             1,241,088
   106,700   Tupperware Corporation                                                                                    3,524,301
    29,936   Whirlpool Corporation                                                                                     2,443,676
--------------------------------------------------------------------------------------------------------------------------------
             Total Household Durables                                                                                 10,872,318
             -------------------------------------------------------------------------------------------------------------------
             HOUSEHOLD PRODUCTS - 2.8%
    53,200   Colgate-Palmolive Company                                                                                 4,147,472
    22,000   Kimberly-Clark Corporation                                                                                1,525,480
   193,080   Procter & Gamble Company                                                                                 14,175,934
--------------------------------------------------------------------------------------------------------------------------------
             Total Household Products                                                                                 19,848,886
             -------------------------------------------------------------------------------------------------------------------
             INDUSTRIAL CONGLOMERATES - 3.8%
   657,430   General Electric Company                                                                                 24,370,929
    52,800   Genuine Parts Company                                                                                     2,444,640
--------------------------------------------------------------------------------------------------------------------------------
             Total Industrial Conglomerates                                                                           26,815,569
             -------------------------------------------------------------------------------------------------------------------
             INSURANCE - 3.5%
    36,800   Allstate Corporation                                                                                      1,922,064
   111,000   American International Group, Inc.                                                                        6,471,300
    24,405   Arthur J. Gallagher & Co.                                                                                   590,357
   209,268   Fidelity National Title Group Inc., Class A                                                               3,057,405
    12,500   Hartford Financial Services Group, Inc.                                                                   1,089,875
    80,446   Lincoln National Corporation                                                                              4,683,566
    72,500   Marsh & McLennan Companies, Inc.                                                                          1,919,075
     1,100   Mercury General Corporation                                                                                  54,791
    46,000   Travelers Companies, Inc.                                                                                 2,474,800
    52,700   Unitrin, Inc.                                                                                             2,529,073
--------------------------------------------------------------------------------------------------------------------------------
             Total Insurance                                                                                          24,792,306
             -------------------------------------------------------------------------------------------------------------------
             INTERNET & CATALOG RETAIL - 0.4%
    24,004   Amazon.com, Inc., (2)                                                                                     2,223,731
    17,488   IAC/InterActiveCorp., (2)                                                                                   470,777
--------------------------------------------------------------------------------------------------------------------------------
             Total Internet & Catalog Retail                                                                           2,694,508
             -------------------------------------------------------------------------------------------------------------------
             INTERNET SOFTWARE & SERVICES - 1.8%
    63,687   eBay Inc., (2)                                                                                            2,113,772
     6,320   F5 Networks, Inc., (2)                                                                                      180,246
    11,546   Google Inc., Class A, (2)                                                                                 7,983,828
   159,665   United Online, Inc.                                                                                       1,887,240
    38,910   Yahoo! Inc., (2)                                                                                            905,047
--------------------------------------------------------------------------------------------------------------------------------
             Total Internet Software & Services                                                                       13,070,133
             -------------------------------------------------------------------------------------------------------------------
             IT SERVICES - 0.7%
    65,710   Automatic Data Processing, Inc.                                                                           2,926,066
     2,050   FactSet Research Systems Inc.                                                                               114,185
     6,395   Fidelity National Information Services                                                                      265,968
    35,800   Paychex, Inc.                                                                                             1,296,676

    SHARES   DESCRIPTION (1)                                                                                               VALUE
--------------------------------------------------------------------------------------------------------------------------------
             IT SERVICES (continued)
    34,100   Standard Register Company                                                                            $      397,606
--------------------------------------------------------------------------------------------------------------------------------
             Total IT Services                                                                                         5,000,501
             -------------------------------------------------------------------------------------------------------------------
             LEISURE EQUIPMENT & PRODUCTS - 0.1%
    17,155   Eastman Kodak Company                                                                                       375,180
     7,900   Polaris Industries Inc.                                                                                     377,383
--------------------------------------------------------------------------------------------------------------------------------
             Total Leisure Equipment & Products                                                                          752,563
             -------------------------------------------------------------------------------------------------------------------
             MACHINERY - 2.3%
    30,891   Briggs & Stratton Corporation                                                                               699,990
    75,600   Caterpillar Inc.                                                                                          5,485,536
     2,400   Cummins Inc.                                                                                                305,688
    18,400   Deere & Company                                                                                           1,713,408
    13,600   Graco Inc.                                                                                                  506,736
    16,555   Ingersoll Rand Company Limited, Class A                                                                     769,311
       400   Joy Global Inc.                                                                                              26,328
     9,750   Parker Hannifin Corporation                                                                                 734,273
    57,966   SPX Corporation                                                                                           5,961,803
    12,000   Timken Company                                                                                              394,200
--------------------------------------------------------------------------------------------------------------------------------
             Total Machinery                                                                                          16,597,273
             -------------------------------------------------------------------------------------------------------------------
             MEDIA - 1.6%
    45,213   CBS Corporation, Class B                                                                                  1,232,054
    67,800   Clear Channel Communications, Inc.                                                                        2,340,456
    91,271   Entrcom Communications Corporation                                                                        1,249,500
    14,810   GateHouse Media, Inc.                                                                                       130,032
     5,355   Idearc Inc.                                                                                                  94,034
    39,613   New York Times, Class A                                                                                     694,416
    26,000   Omnicom Group Inc.                                                                                        1,235,780
   183,600   Regal Entertainment Group, Class A                                                                        3,317,652
     5,800   ValueClick, Inc., (2)                                                                                       127,020
    36,200   Walt Disney Company                                                                                       1,168,536
     6,200   XM Satellite Radio Holdings Inc., Class A, (2)                                                               75,888
--------------------------------------------------------------------------------------------------------------------------------
             Total Media                                                                                              11,665,368
             -------------------------------------------------------------------------------------------------------------------
             METALS & MINING - 1.6%
    16,400   Alcoa Inc.                                                                                                  599,420
    28,800   CONSOL Energy Inc.                                                                                        2,059,776
    32,000   Nucor Corporation                                                                                         1,895,040
    63,400   Southern Copper Corporation                                                                               6,665,242
--------------------------------------------------------------------------------------------------------------------------------
             Total Metals & Mining                                                                                    11,219,478
             -------------------------------------------------------------------------------------------------------------------
             MULTILINE RETAIL - 0.9%
    13,000   Family Dollar Stores, Inc.                                                                                  249,990
    38,002   Federated Department Stores, Inc.                                                                           983,112
    55,400   Nordstrom, Inc.                                                                                           2,034,842
     7,900   Sears Holding Corporation, (2)                                                                              806,195
    40,800   Target Corporation                                                                                        2,040,000
--------------------------------------------------------------------------------------------------------------------------------
             Total Multiline Retail                                                                                    6,114,139
             -------------------------------------------------------------------------------------------------------------------
             MULTI-UTILITIES - 1.9%
   125,900   Duke Energy Corporation                                                                                   2,539,403
    82,456   Integrys Energy Group, Inc.                                                                               4,262,151
    28,500   National Fuel Gas Company                                                                                 1,330,380
    49,100   ONEOK, Inc.                                                                                               2,198,207
    32,100   Public Service Enterprise Group Incorporated                                                              3,153,504
--------------------------------------------------------------------------------------------------------------------------------
             Total Multi-Utilities                                                                                    13,483,645
             -------------------------------------------------------------------------------------------------------------------
             OIL, GAS & CONSUMABLE FUELS - 8.8%
     1,100   BP Amoco PLC                                                                                                 80,487
   167,900   Chevron Corporation                                                                                      15,670,107
    63,649   ConocoPhillips                                                                                            5,620,207
   409,200   Exxon Mobil Corporation                                                                                  38,337,944
    34,420   Tesoro Petroleum Corporation                                                                              1,641,834

         JPZ
        Nuveen Equity Premium Income Fund (continued)
        Portfolio of INVESTMENTS as of December 31, 2007

    SHARES   DESCRIPTION (1)                                                                                               VALUE
--------------------------------------------------------------------------------------------------------------------------------
             OIL, GAS & CONSUMABLE FUELS (continued)
     9,900   Valero Energy Corporation                                                                            $      693,297
--------------------------------------------------------------------------------------------------------------------------------
             Total Oil, Gas & Consumable Fuels                                                                        62,043,876
             -------------------------------------------------------------------------------------------------------------------
             PAPER & FOREST PRODUCTS - 0.5%
    47,000   Weyerhaeuser Company                                                                                      3,465,780
--------------------------------------------------------------------------------------------------------------------------------
             PHARMACEUTICALS - 7.7%
   111,700   Abbott Laboratories                                                                                       6,271,955
   246,638   Bristol-Myers Squibb Company                                                                              6,540,840
     7,510   CV Therapeutics Inc., (2)                                                                                    67,966
    63,000   Eli Lilly and Company                                                                                     3,363,570
    11,471   GlaxoSmithKline PLC, ADR                                                                                    578,024
   164,856   Johnson & Johnson                                                                                        10,995,895
   234,802   Merck & Co. Inc.                                                                                         13,644,344
   426,857   Pfizer Inc.                                                                                               9,702,460
    22,700   Schering-Plough Corporation                                                                                 604,728
    69,200   Wyeth                                                                                                     3,057,948
--------------------------------------------------------------------------------------------------------------------------------
             Total Pharmaceuticals                                                                                    54,827,730
             -------------------------------------------------------------------------------------------------------------------
             REAL ESTATE INVESTMENT TRUST - 2.0%
     9,500   American Financial Realty Trust                                                                              76,190
    83,552   Ashford Hospitality Trust Inc.                                                                              600,739
    23,473   Brandywine Realty Trust                                                                                     420,871
    65,884   CapLease Inc.                                                                                               554,743
    39,900   First Industrial Realty Trust, Inc.                                                                       1,380,540
    39,146   Glimcher Realty Trust                                                                                       559,396
    21,000   Health Care REIT, Inc.                                                                                      938,490
    49,761   Healthcare Realty Trust, Inc.                                                                             1,263,432
    96,574   Hospitality Properties Trust                                                                              3,111,614
   117,900   HRPT Properties Trust                                                                                       911,367
    78,791   Lexington Corporate Properties Trust                                                                      1,145,621
     5,700   Liberty Property Trust                                                                                      164,217
    17,263   Medical Properties Trust Inc.                                                                               175,910
    42,800   Nationwide Health Properties, Inc.                                                                        1,342,636
     4,446   Northstar Realty Finance Corporation                                                                         39,658
    27,000   Senior Housing Properties Trust                                                                             612,360
    11,215   Sun Communities Inc.                                                                                        236,300
    61,650   U-Store-It Trust                                                                                            564,714
--------------------------------------------------------------------------------------------------------------------------------
             Total Real Estate Investment Trust                                                                       14,098,798
             -------------------------------------------------------------------------------------------------------------------
             ROAD & RAIL - 0.3%
    17,069   Burlington Northern Santa Fe Corporation                                                                  1,420,653
    13,563   Norfolk Southern Corporation                                                                                684,118
--------------------------------------------------------------------------------------------------------------------------------
             Total Road & Rail                                                                                         2,104,771
             -------------------------------------------------------------------------------------------------------------------
             SEMICONDUCTORS & EQUIPMENT - 2.3%
    26,500   Analog Devices, Inc.                                                                                        840,050
   105,600   Applied Materials, Inc.                                                                                   1,875,456
    45,300   Broadcom Corporation, Class A, (2)                                                                        1,184,142
   193,691   Intel Corporation                                                                                         5,163,802
    10,600   Intersil Holding Corporation, Class A                                                                       259,488
     6,800   Lam Research Corporation, (2)                                                                               293,964
    39,700   Microchip Technology Incorporated                                                                         1,247,374
    24,800   National Semiconductor Corporation                                                                          561,472
    31,200   NVIDIA Corporation, (2)                                                                                   1,061,424
   115,500   Texas Instruments Incorporated                                                                            3,857,700
--------------------------------------------------------------------------------------------------------------------------------
             Total Semiconductors & Equipment                                                                         16,344,872
             -------------------------------------------------------------------------------------------------------------------
             SOFTWARE - 4.0%
    43,822   Adobe Systems Incorporated, (2)                                                                           1,872,514
     4,580   Akamai Technologies, Inc., (2)                                                                              158,468
    11,610   Autodesk, Inc., (2)                                                                                         577,714
    34,800   BEA Systems, Inc., (2)                                                                                      549,144
    32,666   Cognizant Technology Solutions Corporation,                                                               1,108,684
              Class A, (2)
     3,946   InfoSpace, Inc.                                                                                              74,185

    SHARES   DESCRIPTION (1)                                                                                               VALUE
--------------------------------------------------------------------------------------------------------------------------------
             SOFTWARE (continued)
   450,462   Microsoft Corporation                                                                                $   16,036,446
    16,433   NAVTEQ Corporation, (2)                                                                                   1,242,335
   251,668   Oracle Corporation, (2)                                                                                   5,682,663
     6,100   Red Hat, Inc., (2)                                                                                          127,124
    10,500   Salesforce.com, Inc., (2)                                                                                   658,245
     4,414   VeriSign, Inc., (2)                                                                                         166,011
--------------------------------------------------------------------------------------------------------------------------------
             Total Software                                                                                           28,253,533
             -------------------------------------------------------------------------------------------------------------------
             SPECIALTY RETAIL - 1.6%
    27,715   Abercrombie & Fitch Co., Class A                                                                          2,216,369
    47,700   American Eagle Outfitters, Inc.                                                                             990,729
    52,650   Best Buy Co., Inc.                                                                                        2,772,023
     9,100   Christopher & Banks Corporation                                                                             104,195
    73,831   Home Depot, Inc.                                                                                          1,989,007
    53,597   Limited Brands, Inc.                                                                                      1,014,591
    55,300   Lowe's Companies, Inc.                                                                                    1,250,886
     5,212   RadioShack Corporation                                                                                       87,874
       500   Sherwin-Williams Company                                                                                     29,020
     5,000   Tiffany & Co.                                                                                               230,150
    19,700   TJX Companies, Inc.                                                                                         565,981
--------------------------------------------------------------------------------------------------------------------------------
             Total Specialty Retail                                                                                   11,250,825
             -------------------------------------------------------------------------------------------------------------------
             TEXTILES, APPAREL & LUXURY GOODS - 0.3%
    14,234   Cherokee Inc.                                                                                               459,331
    27,238   VF Corporation                                                                                            1,870,161
--------------------------------------------------------------------------------------------------------------------------------
             Total Textiles, Apparel & Luxury Goods                                                                    2,329,492
             -------------------------------------------------------------------------------------------------------------------
             THRIFTS & MORTGAGE FINANCE - 0.2%
    60,800   New York Community Bancorp, Inc.                                                                          1,068,864
--------------------------------------------------------------------------------------------------------------------------------
             TOBACCO - 2.7%
   217,733   Altria Group, Inc.                                                                                       16,456,259
    32,200   Reynolds American Inc.                                                                                    2,123,912
    36,145   Vector Group Ltd.                                                                                           725,069
--------------------------------------------------------------------------------------------------------------------------------
             Total Tobacco                                                                                            19,305,240
             -------------------------------------------------------------------------------------------------------------------
             WIRELESS TELECOMMUNICATION SERVICES - 0.0%
    11,816   USA Mobility Inc.                                                                                           168,969
--------------------------------------------------------------------------------------------------------------------------------
             TOTAL COMMON STOCKS (COST $517,133,233)                                                                 686,743,792
             ===================================================================================================================
   PRINCIPAL
AMOUNT (000)   DESCRIPTION (1)                                               COUPON       MATURITY                           VALUE
----------------------------------------------------------------------------------------------------------------------------------
               SHORT-TERM INVESTMENTS - 4.7%
 $   33,409    Repurchase Agreement with Fixed Income Clearing               1.000%        1/02/08                  $   33,409,183
                Corporation, dated 12/31/07, repurchase price
                $33,411,039, collateralized by $24,430,000 U.S.
                Treasury Bonds, 7.625%, due 2/15/25, value
                $34,079,850
 ==========    -------------------------------------------------------------------------------------------------------------------
               TOTAL SHORT-TERM INVESTMENTS (COST $33,409,183)                                                          33,409,183
               ===================================================================================================================

                                                                         NOTIONAL      EXPIRATION      STRIKE
 CONTRACTS   TYPE                                                      AMOUNT (3)           DATE        PRICE              VALUE
--------------------------------------------------------------------------------------------------------------------------------
             PUT OPTIONS - 0.4%
       408   S&P 500 Index                                     $       53,040,000        1/19/08    $   1,300     $       36,720
       366   S&P 500 Index                                             48,495,000        1/19/08        1,325             53,070
       408   S&P 500 Index                                             55,080,000        1/19/08        1,350            104,040
       408   S&P 500 Index                                             56,100,000        1/19/08        1,375            179,520
       406   S&P 500 Index                                             54,810,000        2/16/08        1,350            519,680
       420   S&P 500 Index                                             57,750,000        2/16/08        1,375            705,600
       375   S&P 500 Index                                             50,625,000        3/22/08        1,350            935,625
--------------------------------------------------------------------------------------------------------------------------------
     2,791   TOTAL PUT OPTIONS (COST $5,868,565)                      375,900,000                                      2,534,255
================================================================================================================================
             TOTAL INVESTMENTS (COST $556,410,981) - 102.1%                                                          722,687,230
             ===================================================================================================================

         JPZ
        Nuveen Equity Premium Income Fund (continued)
        Portfolio of INVESTMENTS as of December 31, 2007

                                                                         NOTIONAL      EXPIRATION       STRIKE
 CONTRACTS   TYPE                                                      AMOUNT (3)            DATE        PRICE              VALUE
---------------------------------------------------------------------------------------------------------------------------------
             CALL OPTIONS WRITTEN - (2.2)% (4)
      (567)  S&P 500 Index                                     $      (82,215,000)       1/19/08     $   1,450     $   (2,231,145)
      (872)  S&P 500 Index                                           (128,620,000)       1/19/08         1,475         (2,088,440)
      (896)  S&P 500 Index                                           (134,400,000)       1/19/08         1,500         (1,111,040)
      (570)  S&P 500 Index                                            (82,650,000)       2/16/08         1,450         (3,360,150)
    (1,183)  S&P 500 Index                                           (174,492,500)       2/16/08         1,475         (5,140,135)
      (564)  S&P 500 Index                                            (84,600,000)       2/16/08         1,500         (1,700,460)
---------------------------------------------------------------------------------------------------------------------------------
    (4,652)  TOTAL CALL OPTIONS WRITTEN (PREMIUMS RECEIVED           (686,977,500)                                    (15,631,370)
              $22,205,750)
=================================================================================================================================
             OTHER ASSETS LESS LIABILITIES - 0.1%                                                                         877,496
             ====================================================================================================================
             NET ASSETS - 100%                                                                                     $  707,933,356
             ====================================================================================================================

        (1)      All percentages shown in the Portfolio of Investments are based on net assets unless otherwise noted.
        (2)      Non-income producing.
        (3)      For disclosure purposes, Notional Amount is calculated by multiplying the number of
                 Contracts by the Strike Price by 100.
        (4)      The Fund may designate up to 100% of its Common Stock investments to cover outstanding
                 Call Options Written.
        ADR      American Depositary Receipt.

                                 See accompanying notes to financial statements.

         JSN
          Nuveen Equity Premium Opportunity Fund
          Portfolio of INVESTMENTS
                                               as of December 31, 2007

    SHARES   DESCRIPTION (1)                                                                                               VALUE
--------------------------------------------------------------------------------------------------------------------------------
             COMMON STOCKS - 96.3%
             AEROSPACE & DEFENSE - 2.6%
    79,265   Boeing Company                                                                                       $    6,932,517
   132,561   Honeywell International Inc.                                                                              8,161,781
    26,000   Lockheed Martin Corporation                                                                               2,736,760
    41,700   Northrop Grumman Corporation                                                                              3,279,288
    46,000   Raytheon Company                                                                                          2,792,200
   107,414   United Technologies Corporation                                                                           8,221,468
--------------------------------------------------------------------------------------------------------------------------------
             Total Aerospace & Defense                                                                                32,124,014
             -------------------------------------------------------------------------------------------------------------------
             AIR FREIGHT & LOGISTICS - 0.6%
    97,172   United Parcel Service, Inc., Class B                                                                      6,872,004
--------------------------------------------------------------------------------------------------------------------------------
             AIRLINES - 0.1%
    92,897   AMR Corporation-DEL, (2)                                                                                  1,303,345
--------------------------------------------------------------------------------------------------------------------------------
             AUTOMOBILES - 0.3%
    81,079   General Motors Corporation                                                                                2,018,056
    35,100   Harley-Davidson, Inc.                                                                                     1,639,521
--------------------------------------------------------------------------------------------------------------------------------
             Total Automobiles                                                                                         3,657,577
             -------------------------------------------------------------------------------------------------------------------
             BEVERAGES - 1.4%
   176,250   Coca-Cola Company                                                                                        10,816,463
    86,200   PepsiCo, Inc.                                                                                             6,542,580
--------------------------------------------------------------------------------------------------------------------------------
             Total Beverages                                                                                          17,359,043
             -------------------------------------------------------------------------------------------------------------------
             BIOTECHNOLOGY - 2.2%
   101,453   Amgen Inc., (2)                                                                                           4,711,477
    85,000   Biogen Idec Inc., (2)                                                                                     4,838,200
   108,800   Celgene Corporation, (2)                                                                                  5,027,648
    44,500   Genentech, Inc., (2)                                                                                      2,984,615
   199,002   Gilead Sciences, Inc., (2)                                                                                9,156,082
--------------------------------------------------------------------------------------------------------------------------------
             Total Biotechnology                                                                                      26,718,022
             -------------------------------------------------------------------------------------------------------------------
             CAPITAL MARKETS - 3.0%
   156,050   Charles Schwab Corporation                                                                                3,987,078
    26,800   Goldman Sachs Group, Inc.                                                                                 5,763,340
   302,086   JPMorgan Chase & Co.                                                                                     13,186,054
    32,585   Legg Mason, Inc.                                                                                          2,383,593
   132,034   Morgan Stanley                                                                                            7,012,326
   136,190   Waddell & Reed Financial, Inc., Class A                                                                   4,915,097
--------------------------------------------------------------------------------------------------------------------------------
             Total Capital Markets                                                                                    37,247,488
             -------------------------------------------------------------------------------------------------------------------
             CHEMICALS - 1.4%
    57,426   Dow Chemical Company                                                                                      2,263,733
   130,232   E.I. Du Pont de Nemours and Company                                                                       5,741,929
    41,441   Eastman Chemical Company                                                                                  2,531,631
    72,000   Lubrizol Corporation                                                                                      3,899,520
   152,430   RPM International, Inc.                                                                                   3,094,329
--------------------------------------------------------------------------------------------------------------------------------
             Total Chemicals                                                                                          17,531,142
             -------------------------------------------------------------------------------------------------------------------
             COMMERCIAL BANKS - 3.8%
   464,273   Bank of America Corporation                                                                              19,155,904
   113,380   Commerce Bancorp, Inc.                                                                                    4,324,313
    29,817   F.N.B. Corporation PA                                                                                       438,310
    10,475   HSBC Holdings PLC, Sponsored ADR                                                                            876,862
    91,102   Lloyds TSB Group PLC, Sponsored ADR                                                                       3,429,990

         JSN
        Nuveen Equity Premium Opportunity Fund (continued)
        Portfolio of INVESTMENTS as of December 31, 2007

    SHARES   DESCRIPTION (1)                                                                                               VALUE
--------------------------------------------------------------------------------------------------------------------------------
             COMMERCIAL BANKS (continued)
   258,904   U.S. Bancorp                                                                                         $    8,217,613
    88,686   Wachovia Corporation                                                                                      3,372,729
   216,543   Wells Fargo & Company                                                                                     6,537,433
--------------------------------------------------------------------------------------------------------------------------------
             Total Commercial Banks                                                                                   46,353,154
             -------------------------------------------------------------------------------------------------------------------
             COMMERCIAL SERVICES & SUPPLIES - 1.0%
    28,958   Corporate Executive Board Company                                                                         1,740,376
    88,440   Deluxe Corporation                                                                                        2,908,792
    57,150   Manpower Inc.                                                                                             3,251,835
    49,600   R.R. Donnelley & Sons Company                                                                             1,871,904
    95,550   Waste Management, Inc.                                                                                    3,121,619
--------------------------------------------------------------------------------------------------------------------------------
             Total Commercial Services & Supplies                                                                     12,894,526
             -------------------------------------------------------------------------------------------------------------------
             COMMUNICATIONS EQUIPMENT - 5.8%
    67,497   ADTRAN, Inc.                                                                                              1,443,086
   880,708   Cisco Systems, Inc., (2)                                                                                 23,840,766
   182,856   Corning Incorporated                                                                                      4,386,715
    55,800   Harris Corporation                                                                                        3,497,544
   234,109   Motorola, Inc.                                                                                            3,755,108
   547,260   QUALCOMM Inc.                                                                                            21,534,681
   121,135   Research In Motion Limited, (2)                                                                          13,736,709
--------------------------------------------------------------------------------------------------------------------------------
             Total Communications Equipment                                                                           72,194,609
             -------------------------------------------------------------------------------------------------------------------
             COMPUTERS & PERIPHERALS - 7.8%
   305,735   Apple, Inc., (2)                                                                                         60,559,989
   158,400   Dell Inc., (2)                                                                                            3,882,384
   222,900   EMC Corporation, (2)                                                                                      4,130,337
   316,255   Hewlett-Packard Company                                                                                  15,964,552
    74,117   International Business Machines Corporation                                                               8,012,048
              (IBM)
    57,156   McAfee Inc., (2)                                                                                          2,143,350
    48,028   Network Appliance, Inc., (2)                                                                              1,198,779
--------------------------------------------------------------------------------------------------------------------------------
             Total Computers & Peripherals                                                                            95,891,439
             -------------------------------------------------------------------------------------------------------------------
             CONSUMER FINANCE - 0.2%
    33,000   American Express Company                                                                                  1,716,660
    59,442   Discover Financial Services                                                                                 896,385
    13,000   Western Union Company                                                                                       315,640
--------------------------------------------------------------------------------------------------------------------------------
             Total Consumer Finance                                                                                    2,928,685
             -------------------------------------------------------------------------------------------------------------------
             CONTAINERS & PACKAGING - 0.8%
   206,025   Packaging Corp. of America                                                                                5,809,905
   126,709   Sonoco Products Company                                                                                   4,140,850
--------------------------------------------------------------------------------------------------------------------------------
             Total Containers & Packaging                                                                              9,950,755
             -------------------------------------------------------------------------------------------------------------------
             DIVERSIFIED FINANCIAL SERVICES - 2.4%
     1,171   Capitalsource Inc.                                                                                           20,598
   513,026   Citigroup Inc.                                                                                           15,103,485
    11,000   CME Group, Inc.                                                                                           7,546,000
    33,900   Eaton Vance Corporation                                                                                   1,539,399
   126,150   ING Group N.V.                                                                                            4,908,497
--------------------------------------------------------------------------------------------------------------------------------
             Total Diversified Financial Services                                                                     29,117,979
             -------------------------------------------------------------------------------------------------------------------
             DIVERSIFIED TELECOMMUNICATION SERVICES - 3.3%
   711,379   AT&T Inc.                                                                                                29,564,911
   161,956   Citizens Communications Company                                                                           2,061,700
    13,679   Level 3 Communications Inc., (2)                                                                             41,584
    41,311   Sprint Nextel Corporation                                                                                   542,413
   190,295   Verizon Communications Inc.                                                                               8,313,989
--------------------------------------------------------------------------------------------------------------------------------
             Total Diversified Telecommunication Services                                                             40,524,597
             -------------------------------------------------------------------------------------------------------------------
             ELECTRIC UTILITIES - 1.1%
    38,205   Ameren Corporation                                                                                        2,071,093
    92,139   Companhia Energetica de Minas Gerais                                                                      1,700,886
       884   CPFL Energia SA                                                                                              50,087

    SHARES   DESCRIPTION (1)                                                                                               VALUE
--------------------------------------------------------------------------------------------------------------------------------
             ELECTRIC UTILITIES (continued)
   112,715   Great Plains Energy Incorporated                                                                     $    3,304,804
    92,500   OGE Energy Corp.                                                                                          3,356,825
   118,050   Pepco Holdings, Inc.                                                                                      3,462,407
--------------------------------------------------------------------------------------------------------------------------------
             Total Electric Utilities                                                                                 13,946,102
             -------------------------------------------------------------------------------------------------------------------
             ELECTRICAL EQUIPMENT - 1.4%
    52,646   Cooper Industries, Ltd., Class A                                                                          2,783,920
   161,417   Emerson Electric Co.                                                                                      9,145,887
    46,143   Hubbell Incorporated, Class B                                                                             2,380,979
    38,848   Rockwell Automation, Inc.                                                                                 2,678,958
--------------------------------------------------------------------------------------------------------------------------------
             Total Electrical Equipment                                                                               16,989,744
             -------------------------------------------------------------------------------------------------------------------
             ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.4%
   122,860   Gentex Corporation                                                                                        2,183,222
    51,200   Roper Industries Inc.                                                                                     3,202,048
     2,742   Tyco Electronics, Limited, (2)                                                                              101,810
--------------------------------------------------------------------------------------------------------------------------------
             Total Electronic Equipment & Instruments                                                                  5,487,080
             -------------------------------------------------------------------------------------------------------------------
             ENERGY EQUIPMENT & SERVICES - 2.3%
    45,800   Diamond Offshore Drilling, Inc.                                                                           6,503,600
    35,700   ENSCO International Incorporated                                                                          2,128,434
   193,449   Halliburton Company                                                                                       7,333,652
    57,014   Patterson-UTI Energy, Inc.                                                                                1,112,913
    75,000   Schlumberger Limited                                                                                      7,377,750
    77,472   Tidewater Inc.                                                                                            4,250,114
--------------------------------------------------------------------------------------------------------------------------------
             Total Energy Equipment & Services                                                                        28,706,463
             -------------------------------------------------------------------------------------------------------------------
             FOOD & STAPLES RETAILING - 1.0%
    92,506   CVS Caremark Corporation                                                                                  3,677,114
    69,900   Kroger Co.                                                                                                1,867,029
    33,114   SUPERVALU INC.                                                                                            1,242,437
    21,174   Walgreen Co.                                                                                                806,306
    96,014   Wal-Mart Stores, Inc.                                                                                     4,563,545
--------------------------------------------------------------------------------------------------------------------------------
             Total Food & Staples Retailing                                                                           12,156,431
             -------------------------------------------------------------------------------------------------------------------
             FOOD PRODUCTS - 1.1%
   153,214   Kraft Foods Inc.                                                                                          4,999,373
    60,792   Monsanto Company                                                                                          6,789,858
    90,000   Sara Lee Corporation                                                                                      1,445,400
--------------------------------------------------------------------------------------------------------------------------------
             Total Food Products                                                                                      13,234,631
             -------------------------------------------------------------------------------------------------------------------
             GAS UTILITIES - 0.9%
    24,226   AGL Resources Inc.                                                                                          911,867
   148,952   Atmos Energy Corporation                                                                                  4,176,614
   121,607   Nicor Inc.                                                                                                5,150,056
    22,569   Piedmont Natural Gas Company                                                                                590,405
--------------------------------------------------------------------------------------------------------------------------------
             Total Gas Utilities                                                                                      10,828,942
             -------------------------------------------------------------------------------------------------------------------
             HEALTH CARE EQUIPMENT & SUPPLIES - 0.6%
    83,900   Baxter International Inc.                                                                                 4,870,395
       875   Covidien Limited, (2)                                                                                        38,754
    35,700   Hillenbrand Industries                                                                                    1,989,561
--------------------------------------------------------------------------------------------------------------------------------
             Total Health Care Equipment & Supplies                                                                    6,898,710
             -------------------------------------------------------------------------------------------------------------------
             HEALTH CARE PROVIDERS & SERVICES - 0.8%
    49,762   Aetna Inc.                                                                                                2,872,760
     7,100   AmericGroup Corporation, (2)                                                                                258,795
    39,826   Coventry Health Care, Inc., (2)                                                                           2,359,691
    43,000   Mentor Corporation                                                                                        1,681,300
    22,600   UnitedHealth Group Incorporated                                                                           1,315,320
    22,400   Wellpoint Inc., (2)                                                                                       1,965,152
--------------------------------------------------------------------------------------------------------------------------------
             Total Health Care Providers & Services                                                                   10,453,018
             -------------------------------------------------------------------------------------------------------------------

         JSN
        Nuveen Equity Premium Opportunity Fund (continued)
        Portfolio of INVESTMENTS as of December 31, 2007

    SHARES   DESCRIPTION (1)                                                                                               VALUE
--------------------------------------------------------------------------------------------------------------------------------
             HOTELS, RESTAURANTS & LEISURE - 1.6%
    68,500   International Game Technology                                                                        $    3,009,205
   215,800   McDonald's Corporation                                                                                   12,712,778
    43,125   Starwood Hotels & Resorts Worldwide, Inc.                                                                 1,898,794
    15,200   Wynn Resorts Ltd                                                                                          1,704,376
--------------------------------------------------------------------------------------------------------------------------------
             Total Hotels, Restaurants & Leisure                                                                      19,325,153
             -------------------------------------------------------------------------------------------------------------------
             HOUSEHOLD DURABLES - 0.9%
   184,645   Newell Rubbermaid Inc.                                                                                    4,778,613
    44,504   Stanley Works                                                                                             2,157,554
    52,780   Whirlpool Corporation                                                                                     4,308,431
--------------------------------------------------------------------------------------------------------------------------------
             Total Household Durables                                                                                 11,244,598
             -------------------------------------------------------------------------------------------------------------------
             HOUSEHOLD PRODUCTS - 1.7%
    59,100   Colgate-Palmolive Company                                                                                 4,607,436
   229,375   Procter & Gamble Company                                                                                 16,840,713
--------------------------------------------------------------------------------------------------------------------------------
             Total Household Products                                                                                 21,448,149
             -------------------------------------------------------------------------------------------------------------------
             INDUSTRIAL CONGLOMERATES - 2.8%
     9,718   3M Co.                                                                                                      819,422
   841,835   General Electric Company                                                                                 31,206,823
    57,620   Genuine Parts Company                                                                                     2,667,806
--------------------------------------------------------------------------------------------------------------------------------
             Total Industrial Conglomerates                                                                           34,694,051
             -------------------------------------------------------------------------------------------------------------------
             INSURANCE - 1.6%
    43,193   Allstate Corporation                                                                                      2,255,970
    90,384   American International Group, Inc.                                                                        5,269,387
   117,057   Arthur J. Gallagher & Co.                                                                                 2,831,609
    76,372   Fidelity National Title Group Inc., Class A                                                               1,115,795
   105,530   Marsh & McLennan Companies, Inc.                                                                          2,793,379
    35,150   Mercury General Corporation                                                                               1,750,822
    81,586   Unitrin, Inc.                                                                                             3,915,312
--------------------------------------------------------------------------------------------------------------------------------
             Total Insurance                                                                                          19,932,274
             -------------------------------------------------------------------------------------------------------------------
             INTERNET & CATALOG RETAIL - 0.6%
    66,150   Amazon.com, Inc., (2)                                                                                     6,128,136
    47,134   IAC/InterActiveCorp., (2)                                                                                 1,268,847
--------------------------------------------------------------------------------------------------------------------------------
             Total Internet & Catalog Retail                                                                           7,396,983
             -------------------------------------------------------------------------------------------------------------------
             INTERNET SOFTWARE & SERVICES - 3.6%
     2,328   Baidu.com, Inc., (2)                                                                                        908,828
   203,512   Earthlink, Inc., (2)                                                                                      1,438,830
   185,708   eBay Inc., (2)                                                                                            6,163,649
    41,385   Google Inc., Class A, (2)                                                                                28,616,900
   264,033   United Online, Inc.                                                                                       3,120,870
   184,790   Yahoo! Inc., (2)                                                                                          4,298,215
--------------------------------------------------------------------------------------------------------------------------------
             Total Internet Software & Services                                                                       44,547,292
             -------------------------------------------------------------------------------------------------------------------
             IT SERVICES - 0.6%
    98,100   Automatic Data Processing, Inc.                                                                           4,368,393
    87,200   Electronic Data Systems Corporation                                                                       1,807,656
     9,876   Fair Isaac Corporation                                                                                      317,513
    26,178   Fidelity National Information Services                                                                    1,088,743
--------------------------------------------------------------------------------------------------------------------------------
             Total IT Services                                                                                         7,582,305
             -------------------------------------------------------------------------------------------------------------------
             LEISURE EQUIPMENT & PRODUCTS - 0.3%
    84,813   Mattel, Inc.                                                                                              1,614,840
    34,258   Polaris Industries Inc.                                                                                   1,636,505
--------------------------------------------------------------------------------------------------------------------------------
             Total Leisure Equipment & Products                                                                        3,251,345
             -------------------------------------------------------------------------------------------------------------------

    SHARES   DESCRIPTION (1)                                                                                               VALUE
--------------------------------------------------------------------------------------------------------------------------------
             MACHINERY - 1.7%
   105,004   Caterpillar Inc.                                                                                     $    7,619,090
    52,609   Graco Inc.                                                                                                1,960,211
    23,730   Joy Global Inc.                                                                                           1,561,909
    76,240   SPX Corporation                                                                                           7,841,284
    66,807   Timken Company                                                                                            2,194,610
--------------------------------------------------------------------------------------------------------------------------------
             Total Machinery                                                                                          21,177,104
             -------------------------------------------------------------------------------------------------------------------
             MARINE - 0.0%
    20,539   Eagle Bulk Shipping Inc.                                                                                    545,310
--------------------------------------------------------------------------------------------------------------------------------
             MEDIA - 2.0%
    18,600   CBS Corporation, Class B                                                                                    506,850
    71,700   Clear Channel Communications, Inc.                                                                        2,475,084
    59,030   Entrcom Communications Corporation                                                                          808,121
    50,000   GateHouse Media, Inc.                                                                                       439,000
    10,982   Idearc Inc.                                                                                                 192,844
     8,687   Live Nation Inc., (2)                                                                                       126,135
   144,450   News Corporation, Class A                                                                                 2,959,781
    56,950   Omnicom Group Inc.                                                                                        2,706,834
   233,710   Regal Entertainment Group, Class A                                                                        4,223,140
    10,000   Salem Communications Corporation                                                                             65,900
   308,859   Sirius Satellite Radio Inc., (2)                                                                            935,843
    23,800   Time Warner Inc.                                                                                            392,938
    46,400   Viacom Inc., Class B, (2)                                                                                 2,037,888
   144,300   Walt Disney Company                                                                                       4,658,004
   162,325   XM Satellite Radio Holdings Inc., Class A, (2)                                                            1,986,858
--------------------------------------------------------------------------------------------------------------------------------
             Total Media                                                                                              24,515,220
             -------------------------------------------------------------------------------------------------------------------
             METALS & MINING - 1.5%
    50,989   Alcoa Inc.                                                                                                1,863,648
   120,648   Companhia Siderurgica Nacional S.A., Sponsored                                                           10,806,441
              ADR
    55,255   Southern Copper Corporation                                                                               5,808,958
--------------------------------------------------------------------------------------------------------------------------------
             Total Metals & Mining                                                                                    18,479,047
             -------------------------------------------------------------------------------------------------------------------
             MULTILINE RETAIL - 0.8%
    12,800   Family Dollar Stores, Inc.                                                                                  246,144
    66,792   Federated Department Stores, Inc.                                                                         1,727,909
    93,000   Nordstrom, Inc.                                                                                           3,415,890
    26,877   Sears Holding Corporation, (2)                                                                            2,742,798
    46,400   Target Corporation                                                                                        2,320,000
--------------------------------------------------------------------------------------------------------------------------------
             Total Multiline Retail                                                                                   10,452,741
             -------------------------------------------------------------------------------------------------------------------
             MULTI-UTILITIES - 1.3%
   179,621   Duke Energy Corporation                                                                                   3,622,956
    88,300   National Fuel Gas Company                                                                                 4,121,844
    95,800   ONEOK, Inc.                                                                                               4,288,966
    42,100   Public Service Enterprise Group Incorporated                                                              4,135,904
--------------------------------------------------------------------------------------------------------------------------------
             Total Multi-Utilities                                                                                    16,169,670
             -------------------------------------------------------------------------------------------------------------------
             OIL, GAS & CONSUMABLE FUELS - 5.8%
   182,768   Chevron Corporation                                                                                      17,057,737
    74,000   ConocoPhillips                                                                                            6,534,200
   485,656   Exxon Mobil Corporation                                                                                  45,501,111
     2,417   Occidental Petroleum Corporation                                                                            186,085
    15,562   Royal Dutch Shell PLC, Class A                                                                            1,310,320
    38,764   Statoil ASA                                                                                               1,183,077
     3,110   Tesoro Petroleum Corporation                                                                                148,347
--------------------------------------------------------------------------------------------------------------------------------
             Total Oil, Gas & Consumable Fuels                                                                        71,920,877
             -------------------------------------------------------------------------------------------------------------------
             PHARMACEUTICALS - 6.5%
   152,652   Abbott Laboratories                                                                                       8,571,410
   373,980   Bristol-Myers Squibb Company                                                                              9,917,950
    24,800   CV Therapeutics Inc., (2)                                                                                   224,440

         JSN
        Nuveen Equity Premium Opportunity Fund (continued)
        Portfolio of INVESTMENTS as of December 31, 2007

    SHARES   DESCRIPTION (1)                                                                                               VALUE
--------------------------------------------------------------------------------------------------------------------------------
             PHARMACEUTICALS (continued)
    91,471   Eli Lilly and Company                                                                                $    4,883,637
    49,416   GlaxoSmithKline PLC, ADR                                                                                  2,490,072
   119,950   Johnson & Johnson                                                                                         8,000,665
   376,271   Merck & Co. Inc.                                                                                         21,865,108
   666,169   Pfizer Inc.                                                                                              15,142,021
   124,850   Schering-Plough Corporation                                                                               3,326,004
   139,500   Wyeth                                                                                                     6,164,505
--------------------------------------------------------------------------------------------------------------------------------
             Total Pharmaceuticals                                                                                    80,585,812
             -------------------------------------------------------------------------------------------------------------------
             REAL ESTATE INVESTMENT TRUST - 1.0%
    40,000   Alesco Financial Inc.                                                                                       131,200
    25,000   Ashford Hospitality Trust Inc.                                                                              179,750
    56,622   First Industrial Realty Trust, Inc.                                                                       1,959,121
    16,396   GMH Communities Trust                                                                                        90,506
    59,500   Health Care REIT, Inc.                                                                                    2,659,055
    86,256   Hospitality Properties Trust                                                                              2,779,168
    18,978   Host Hotels & Resorts Inc.                                                                                  323,385
   149,200   HRPT Properties Trust                                                                                     1,153,316
   112,500   Nationwide Health Properties, Inc.                                                                        3,529,125
    20,000   U-Store-It Trust                                                                                            183,200
--------------------------------------------------------------------------------------------------------------------------------
             Total Real Estate Investment Trust                                                                       12,987,826
             -------------------------------------------------------------------------------------------------------------------
             ROAD & RAIL - 0.2%
    15,000   Union Pacific Corporation                                                                                 1,884,300
--------------------------------------------------------------------------------------------------------------------------------
             SEMICONDUCTORS & EQUIPMENT - 4.3%
    76,900   Advanced Micro Devices, Inc., (2)                                                                           576,750
    67,138   Altera Corporation                                                                                        1,297,106
   105,640   Analog Devices, Inc.                                                                                      3,348,788
   251,538   Applied Materials, Inc.                                                                                   4,467,315
   131,882   Broadcom Corporation, Class A, (2)                                                                        3,447,395
   894,555   Intel Corporation                                                                                        23,848,836
    25,784   Intersil Holding Corporation, Class A                                                                       631,192
     4,607   KLA-Tencor Corporation                                                                                      221,873
    51,341   Linear Technology Corporation                                                                             1,634,184
    85,586   Marvell Technology Group Ltd., (2)                                                                        1,196,492
   121,745   National Semiconductor Corporation                                                                        2,756,307
   206,961   Texas Instruments Incorporated                                                                            6,912,497
   111,004   Xilinx, Inc.                                                                                              2,427,657
--------------------------------------------------------------------------------------------------------------------------------
             Total Semiconductors & Equipment                                                                         52,766,392
             -------------------------------------------------------------------------------------------------------------------
             SOFTWARE - 6.9%
    82,841   Activision Inc., (2)                                                                                      2,460,378
   162,764   Adobe Systems Incorporated, (2)                                                                           6,954,906
    36,736   Akamai Technologies, Inc., (2)                                                                            1,271,066
    68,043   Autodesk, Inc., (2)                                                                                       3,385,820
    22,611   CNET Networks, Inc., (2)                                                                                    206,665
 1,339,734   Microsoft Corporation                                                                                    47,694,530
    39,361   NAVTEQ Corporation, (2)                                                                                   2,975,692
   671,102   Oracle Corporation, (2)                                                                                  15,153,483
    41,248   SAP AG, Sponsored ADR                                                                                     2,105,710
    88,542   VeriSign, Inc., (2)                                                                                       3,330,065
--------------------------------------------------------------------------------------------------------------------------------
             Total Software                                                                                           85,538,315
             -------------------------------------------------------------------------------------------------------------------
             SPECIALTY RETAIL - 1.6%
    20,800   Abercrombie & Fitch Co., Class A                                                                          1,663,376
    56,354   American Eagle Outfitters, Inc.                                                                           1,170,473
    88,950   Best Buy Co., Inc.                                                                                        4,683,218
    13,700   Cabela's Incorporated, (2)                                                                                  206,459
    69,800   CarMax, Inc., (2)                                                                                         1,378,550
    64,850   Gap, Inc.                                                                                                 1,380,008
   183,609   Home Depot, Inc.                                                                                          4,946,426

    SHARES   DESCRIPTION (1)                                                                                               VALUE
--------------------------------------------------------------------------------------------------------------------------------
             SPECIALTY RETAIL (continued)
   126,161   Limited Brands, Inc.                                                                                 $    2,388,228
    90,003   Lowe's Companies, Inc.                                                                                    2,035,868
    41,493   Tuesday Morning Corporation                                                                                 210,370
--------------------------------------------------------------------------------------------------------------------------------
             Total Specialty Retail                                                                                   20,062,976
             -------------------------------------------------------------------------------------------------------------------
             TEXTILES, APPAREL & LUXURY GOODS - 0.0%
    25,000   Xerium Technologies, Inc.                                                                                   130,000
--------------------------------------------------------------------------------------------------------------------------------
             THRIFTS & MORTGAGE FINANCE - 0.3%
   156,136   IndyMac Bancorp, Inc.                                                                                       929,009
   186,849   New York Community Bancorp, Inc.                                                                          3,284,805
--------------------------------------------------------------------------------------------------------------------------------
             Total Thrifts & Mortgage Finance                                                                          4,213,814
             -------------------------------------------------------------------------------------------------------------------
             TOBACCO - 1.8%
   198,523   Altria Group, Inc.                                                                                       15,004,368
    42,914   Loews Corp - Carolina Group                                                                               3,660,564
    45,154   Reynolds American Inc.                                                                                    2,978,358
--------------------------------------------------------------------------------------------------------------------------------
             Total Tobacco                                                                                            21,643,290
             -------------------------------------------------------------------------------------------------------------------
             WIRELESS TELECOMMUNICATION SERVICES - 0.6%
    83,549   China Mobile Hong Kong Limited, Sponsored ADR                                                             7,257,899
--------------------------------------------------------------------------------------------------------------------------------
             TOTAL COMMON STOCKS (COST $866,571,798)                                                               1,191,122,243
             ===================================================================================================================

 PRINCIPAL
    AMOUNT
     (000)   DESCRIPTION (1)                                               COUPON       MATURITY                           VALUE
--------------------------------------------------------------------------------------------------------------------------------

             SHORT-TERM INVESTMENTS - 5.6%
$   69,996   Repurchase Agreement with Fixed Income Clearing               1.000%        1/02/08                  $   69,996,318
              Corporation, dated 12/31/07, repurchase price
              $70,000,207, collateralized by $51,185,000 U.S.
              Treasury Bonds, 7.625%, due 2/15/25, value
              $71,403,075
==========   -------------------------------------------------------------------------------------------------------------------
             TOTAL SHORT-TERM INVESTMENTS (COST $69,996,318)                                                          69,996,318
             ===================================================================================================================

                                                                         NOTIONAL      EXPIRATION      STRIKE
 CONTRACTS   TYPE                                                      AMOUNT (3)           DATE        PRICE              VALUE
--------------------------------------------------------------------------------------------------------------------------------
             PUT OPTIONS - 0.3%
        32   NASDAQ 100 Index                                  $        5,440,000        1/19/08    $   1,700     $        1,120
       303   NASDAQ 100 Index                                          53,025,000        1/19/08        1,750             12,120
       295   NASDAQ 100 Index                                          51,625,000        2/16/08        1,750            193,225
       238   NASDAQ 100 Index                                          44,030,000        2/16/08        1,850            335,580
       529   S&P 500 Index                                             68,770,000        1/19/08        1,300             47,610
       475   S&P 500 Index                                             62,937,500        1/19/08        1,325             68,875
       529   S&P 500 Index                                             71,415,000        1/19/08        1,350            134,895
       529   S&P 500 Index                                             72,737,500        1/19/08        1,375            232,760
       529   S&P 500 Index                                             71,415,000        2/16/08        1,350            677,120
       547   S&P 500 Index                                             75,212,500        2/16/08        1,375            918,960
       511   S&P 500 Index                                             68,985,000        3/22/08        1,350          1,274,945
--------------------------------------------------------------------------------------------------------------------------------
     4,517   TOTAL PUT OPTIONS (COST $9,362,227)                      645,592,500                                      3,897,210
================================================================================================================================
             TOTAL INVESTMENTS (COST $945,930,343) - 102.2%                                                        1,265,015,771
             ===================================================================================================================

         JSN
        Nuveen Equity Premium Opportunity Fund (continued)
        Portfolio of INVESTMENTS as of December 31, 2007

                                                                   NOTIONAL      EXPIRATION       STRIKE
 CONTRACTS   TYPE                                                AMOUNT (3)            DATE        PRICE              VALUE
---------------------------------------------------------------------------------------------------------------------------
             CALL OPTIONS WRITTEN - (2.3)% (4)
    (1,585)  Mini-NDX 100 Index                                $(32,888,750)       1/19/08     $   207.5     $     (840,050)
    (1,403)  Mini-NDX 100 Index                                 (30,515,250)       1/19/08         217.5           (157,838)
    (1,510)  Mini-NDX 100 Index                                 (33,220,000)       1/19/08         220.0           (101,925)
    (1,650)  Mini-NDX 100 Index                                 (34,237,500)       2/16/08         207.5         (1,427,250)
      (148)  NASDAQ 100 Index                                   (30,340,000)       1/19/08         2,050         (1,020,460)
      (162)  NASDAQ 100 Index                                   (34,830,000)       1/19/08         2,150           (295,650)
       (17)  NASDAQ 100 Index                                    (3,697,500)       1/19/08         2,175            (19,040)
       (11)  NASDAQ 100 Index                                    (2,420,000)       1/19/08         2,200             (7,260)
      (319)  NASDAQ 100 Index                                   (65,395,000)       2/16/08         2,050         (3,252,205)
      (154)  NASDAQ 100 Index                                   (32,340,000)       2/16/08         2,100         (1,105,720)
      (724)  S&P 500 Index                                     (104,980,000)       1/19/08         1,450         (2,848,940)
    (1,144)  S&P 500 Index                                     (168,740,000)       1/19/08         1,475         (2,739,880)
    (1,176)  S&P 500 Index                                     (176,400,000)       1/19/08         1,500         (1,458,240)
      (745)  S&P 500 Index                                     (108,025,000)       2/16/08         1,450         (4,391,775)
    (1,519)  S&P 500 Index                                     (224,052,500)       2/16/08         1,475         (6,600,055)
      (724)  S&P 500 Index                                     (108,600,000)       2/16/08         1,500         (2,182,860)
---------------------------------------------------------------------------------------------------------------------------
   (12,991)  TOTAL CALL OPTIONS WRITTEN (PREMIUMS RECEIVED     (1,190,681,500)                                  (28,449,148)
              $41,558,293)
===========================================================================================================================
             OTHER ASSETS LESS LIABILITIES - 0.1%                                                                   960,292
             ==============================================================================================================
             NET ASSETS - 100%                                                                               $1,237,526,915
             ==============================================================================================================

        (1)      All percentages shown in the Portfolio of Investments are based on net assets unless otherwise noted.
        (2)      Non-income producing.
        (3)      For disclosure purposes, Notional Amount is calculated by multiplying the number of
                 Contracts by the Strike Price by 100.
        (4)      The Fund may designate up to 100% of its Common Stock investments to cover outstanding
                 Call Options Written.
        ADR      American Depositary Receipt.

                                 See accompanying notes to financial statements.

         JLA
          Nuveen Equity Premium Advantage Fund
          Portfolio of INVESTMENTS
                                               as of December 31, 2007

    SHARES   DESCRIPTION (1)                                                                                               VALUE
--------------------------------------------------------------------------------------------------------------------------------
             COMMON STOCKS - 97.4%
             AEROSPACE & DEFENSE - 1.5%
    26,200   Boeing Company                                                                                       $    2,291,452
    41,300   Honeywell International Inc.                                                                              2,542,841
    29,966   United Technologies Corporation                                                                           2,293,598
--------------------------------------------------------------------------------------------------------------------------------
             Total Aerospace & Defense                                                                                 7,127,891
             -------------------------------------------------------------------------------------------------------------------
             AIR FREIGHT & LOGISTICS - 0.5%
    31,710   United Parcel Service, Inc., Class B                                                                      2,242,531
--------------------------------------------------------------------------------------------------------------------------------
             AIRLINES - 0.0%
    12,313   Southwest Airlines Co.                                                                                      150,219
--------------------------------------------------------------------------------------------------------------------------------
             AUTO COMPONENTS - 0.4%
    41,333   American Axle and Manufacturing Holdings Inc.                                                               769,620
    49,461   Cooper Tire & Rubber                                                                                        820,063
     4,845   WABCO Holdings Inc.                                                                                         242,686
--------------------------------------------------------------------------------------------------------------------------------
             Total Auto Components                                                                                     1,832,369
             -------------------------------------------------------------------------------------------------------------------
             AUTOMOBILES - 0.4%
    87,695   Ford Motor Company, (2)                                                                                     590,187
    19,783   General Motors Corporation                                                                                  492,399
    14,900   Harley-Davidson, Inc.                                                                                       695,979
--------------------------------------------------------------------------------------------------------------------------------
             Total Automobiles                                                                                         1,778,565
             -------------------------------------------------------------------------------------------------------------------
             BEVERAGES - 1.0%
    39,700   Coca-Cola Company                                                                                         2,436,389
    28,800   PepsiCo, Inc.                                                                                             2,185,920
--------------------------------------------------------------------------------------------------------------------------------
             Total Beverages                                                                                           4,622,309
             -------------------------------------------------------------------------------------------------------------------
             BIOTECHNOLOGY - 4.0%
    49,255   Amgen Inc., (2)                                                                                           2,287,402
    67,600   Biogen Idec Inc., (2)                                                                                     3,847,792
    58,800   Celgene Corporation, (2)                                                                                  2,717,148
    12,500   Cephalon, Inc., (2)                                                                                         897,000
    31,099   Genzyme Corporation, (2)                                                                                  2,315,010
   158,520   Gilead Sciences, Inc., (2)                                                                                7,293,505
--------------------------------------------------------------------------------------------------------------------------------
             Total Biotechnology                                                                                      19,357,857
             -------------------------------------------------------------------------------------------------------------------
             BUILDING PRODUCTS - 0.2%
    14,536   American Standard Companies Inc.                                                                            678,977
    10,301   Masco Corporation                                                                                           222,605
--------------------------------------------------------------------------------------------------------------------------------
             Total Building Products                                                                                     901,582
             -------------------------------------------------------------------------------------------------------------------
             CAPITAL MARKETS - 2.6%
    22,452   Bank of New York Company, Inc.                                                                            1,094,760
    72,720   Charles Schwab Corporation                                                                                1,857,996
     9,100   Goldman Sachs Group, Inc.                                                                                 1,956,955
    89,700   JPMorgan Chase & Co.                                                                                      3,915,405
     4,909   Merrill Lynch & Co., Inc.                                                                                   263,515
    35,700   Morgan Stanley                                                                                            1,896,027
    51,000   Waddell & Reed Financial, Inc., Class A                                                                   1,840,590
--------------------------------------------------------------------------------------------------------------------------------
             Total Capital Markets                                                                                    12,825,248
             -------------------------------------------------------------------------------------------------------------------
             CHEMICALS - 0.6%
    12,674   Dow Chemical Company                                                                                        499,609
    44,813   E.I. Du Pont de Nemours and Company                                                                       1,975,805
    21,574   NL Industries Inc.                                                                                          246,591
--------------------------------------------------------------------------------------------------------------------------------
             Total Chemicals                                                                                           2,722,005
             -------------------------------------------------------------------------------------------------------------------

         JLA
        Nuveen Equity Premium Advantage Fund (continued)
        Portfolio of INVESTMENTS as of December 31, 2007

    SHARES   DESCRIPTION (1)                                                                                               VALUE
--------------------------------------------------------------------------------------------------------------------------------
             COMMERCIAL BANKS - 2.9%
   108,993   Bank of America Corporation                                                                          $    4,497,051
    25,052   Commerce Bancorp, Inc.                                                                                      955,483
    19,882   Fifth Third Bancorp                                                                                         499,635
    38,433   FirstMerit Corporation                                                                                      769,044
    73,513   Lloyds TSB Group PLC, Sponsored ADR                                                                       2,767,764
    63,800   U.S. Bancorp                                                                                              2,025,012
    34,900   Wachovia Corporation                                                                                      1,327,247
    40,776   Wells Fargo & Company                                                                                     1,231,027
--------------------------------------------------------------------------------------------------------------------------------
             Total Commercial Banks                                                                                   14,072,263
             -------------------------------------------------------------------------------------------------------------------
             COMMERCIAL SERVICES & SUPPLIES - 0.9%
     4,940   Corporate Executive Board Company                                                                           296,894
    32,672   Deluxe Corporation                                                                                        1,074,582
    20,400   Manpower Inc.                                                                                             1,160,760
    29,775   Pitney Bowes Inc.                                                                                         1,132,641
    24,714   R.R. Donnelley & Sons Company                                                                               932,706
--------------------------------------------------------------------------------------------------------------------------------
             Total Commercial Services & Supplies                                                                      4,597,583
             -------------------------------------------------------------------------------------------------------------------
             COMMUNICATIONS EQUIPMENT - 7.8%
   459,280   Cisco Systems, Inc., (2)                                                                                 12,432,710
    33,878   Comverse Technology, Inc., (2)                                                                              584,396
    59,568   Corning Incorporated                                                                                      1,429,036
    29,400   Harris Corporation                                                                                        1,842,792
    12,475   JDS Uniphase Corporation, (2)                                                                               165,918
    15,830   Motorola, Inc.                                                                                              253,913
   323,872   QUALCOMM Inc.                                                                                            12,744,363
    73,197   Research In Motion Limited, (2)                                                                           8,300,540
--------------------------------------------------------------------------------------------------------------------------------
             Total Communications Equipment                                                                           37,753,668
             -------------------------------------------------------------------------------------------------------------------
             COMPUTERS & PERIPHERALS - 11.3%
   209,598   Apple, Inc., (2)                                                                                         41,517,169
   100,200   Hewlett-Packard Company                                                                                   5,058,096
    43,935   International Business Machines Corporation                                                               4,749,374
              (IBM)
    23,041   McAfee Inc., (2)                                                                                            864,038
     7,245   NCR Corporation, (2)                                                                                        181,850
    37,720   Network Appliance, Inc., (2)                                                                                941,491
    60,500   Sun Microsystems Inc.                                                                                     1,096,865
     7,245   Teradata Corporation                                                                                        198,585
--------------------------------------------------------------------------------------------------------------------------------
             Total Computers & Peripherals                                                                            54,607,468
             -------------------------------------------------------------------------------------------------------------------
             CONSUMER FINANCE - 0.3%
    18,700   American Express Company                                                                                    972,774
    17,850   Discover Financial Services                                                                                 269,178
--------------------------------------------------------------------------------------------------------------------------------
             Total Consumer Finance                                                                                    1,241,952
             -------------------------------------------------------------------------------------------------------------------
             CONTAINERS & PACKAGING - 0.4%
    43,903   Packaging Corp. of America                                                                                1,238,065
    24,900   Sonoco Products Company                                                                                     813,732
--------------------------------------------------------------------------------------------------------------------------------
             Total Containers & Packaging                                                                              2,051,797
             -------------------------------------------------------------------------------------------------------------------
             DIVERSIFIED CONSUMER SERVICES - 0.2%
    11,893   ITT Educational Services, Inc., (2)                                                                       1,014,116
--------------------------------------------------------------------------------------------------------------------------------
             DIVERSIFIED FINANCIAL SERVICES - 1.4%
     5,000   Capitalsource Inc.                                                                                           87,950
   108,149   Citigroup Inc.                                                                                            3,183,907
     4,400   CME Group, Inc.                                                                                           3,018,400
    20,000   Moody's Corporation                                                                                         714,000
--------------------------------------------------------------------------------------------------------------------------------
             Total Diversified Financial Services                                                                      7,004,257
             -------------------------------------------------------------------------------------------------------------------
             DIVERSIFIED TELECOMMUNICATION SERVICES - 2.6%
   220,695   AT&T Inc.                                                                                                 9,172,084
    25,413   Chunghwa Telecom Co., Ltd., Sponsored ADR                                                                   536,468
    72,955   Citizens Communications Company                                                                             928,717

    SHARES   DESCRIPTION (1)                                                                                               VALUE
--------------------------------------------------------------------------------------------------------------------------------
             DIVERSIFIED TELECOMMUNICATION SERVICES (continued)
    11,127   France Telecom SA                                                                                    $      396,455
    31,090   Verizon Communications Inc.                                                                               1,358,322
--------------------------------------------------------------------------------------------------------------------------------
             Total Diversified Telecommunication Services                                                             12,392,046
             -------------------------------------------------------------------------------------------------------------------
             ELECTRIC UTILITIES - 0.6%
    21,600   Exelon Corporation                                                                                        1,763,424
    30,400   OGE Energy Corp.                                                                                          1,103,216
--------------------------------------------------------------------------------------------------------------------------------
             Total Electric Utilities                                                                                  2,866,640
             -------------------------------------------------------------------------------------------------------------------
             ELECTRICAL EQUIPMENT - 1.3%
    26,000   Cooper Industries, Ltd., Class A                                                                          1,374,880
    59,800   Emerson Electric Co.                                                                                      3,388,268
    13,500   Hubbell Incorporated, Class B                                                                               696,600
    13,700   Rockwell Automation, Inc.                                                                                   944,752
--------------------------------------------------------------------------------------------------------------------------------
             Total Electrical Equipment                                                                                6,404,500
             -------------------------------------------------------------------------------------------------------------------
             ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.9%
    17,182   Agilent Technologies, Inc., (2)                                                                             631,267
    26,404   Amphenol Corporation, Class A                                                                             1,224,353
    13,259   Diebold Inc.                                                                                                384,246
    48,857   Gentex Corporation                                                                                          868,189
    18,868   Roper Industries Inc.                                                                                     1,180,005
     3,560   Tyco Electronics, Limited, (2)                                                                              132,183
--------------------------------------------------------------------------------------------------------------------------------
             Total Electronic Equipment & Instruments                                                                  4,420,243
             -------------------------------------------------------------------------------------------------------------------
             ENERGY EQUIPMENT & SERVICES - 1.8%
    30,000   Cooper Cameron Corporation, (2)                                                                           1,443,900
    19,059   Diamond Offshore Drilling, Inc.                                                                           2,706,378
    52,800   Halliburton Company                                                                                       2,001,648
    34,200   Smith International, Inc.                                                                                 2,525,670
--------------------------------------------------------------------------------------------------------------------------------
             Total Energy Equipment & Services                                                                         8,677,596
             -------------------------------------------------------------------------------------------------------------------
             FOOD & STAPLES RETAILING - 0.9%
    43,162   CVS Caremark Corporation                                                                                  1,715,690
    10,816   Kroger Co.                                                                                                  288,895
    23,562   SUPERVALU INC.                                                                                              884,046
    29,992   Wal-Mart Stores, Inc.                                                                                     1,425,520
--------------------------------------------------------------------------------------------------------------------------------
             Total Food & Staples Retailing                                                                            4,314,151
             -------------------------------------------------------------------------------------------------------------------
             FOOD PRODUCTS - 1.2%
     9,285   Chiquita Brands International Inc., (2)                                                                     170,751
    47,193   Kraft Foods Inc.                                                                                          1,539,908
    27,800   Monsanto Company                                                                                          3,104,982
    64,658   Sara Lee Corporation                                                                                      1,038,407
--------------------------------------------------------------------------------------------------------------------------------
             Total Food Products                                                                                       5,854,048
             -------------------------------------------------------------------------------------------------------------------
             GAS UTILITIES - 0.6%
    47,295   Nicor Inc.                                                                                                2,002,943
    26,700   Piedmont Natural Gas Company                                                                                698,472
--------------------------------------------------------------------------------------------------------------------------------
             Total Gas Utilities                                                                                       2,701,415
             -------------------------------------------------------------------------------------------------------------------
             HEALTH CARE EQUIPMENT & SUPPLIES - 1.3%
    33,800   Applera Corporation-Applied Biosystems Group                                                              1,146,496
    34,400   Baxter International Inc.                                                                                 1,996,920
     3,335   Covidien Limited, (2)                                                                                       147,707
     3,702   Intuitive Surgical, Inc., (2)                                                                             1,201,299
     3,900   Medtronic, Inc.                                                                                             196,053
    19,174   Saint Jude Medical Inc., (2)                                                                                779,231
    11,687   Zimmer Holdings, Inc., (2)                                                                                  773,095
--------------------------------------------------------------------------------------------------------------------------------
             Total Health Care Equipment & Supplies                                                                    6,240,801
             -------------------------------------------------------------------------------------------------------------------
             HEALTH CARE PROVIDERS & SERVICES - 0.6%
     2,000   Kindred Healthcare Inc., (2)                                                                                 49,960
    11,349   Medco Health Solutions, Inc., (2)                                                                         1,150,789

         JLA
        Nuveen Equity Premium Advantage Fund (continued)
        Portfolio of INVESTMENTS as of December 31, 2007

    SHARES   DESCRIPTION (1)                                                                                               VALUE
--------------------------------------------------------------------------------------------------------------------------------
             HEALTH CARE PROVIDERS & SERVICES (continued)
    11,200   Universal Health Services, Inc., Class B                                                             $      573,440
    14,593   Wellpoint Inc., (2)                                                                                       1,280,244
--------------------------------------------------------------------------------------------------------------------------------
             Total Health Care Providers & Services                                                                    3,054,433
             -------------------------------------------------------------------------------------------------------------------
             HOTELS, RESTAURANTS & LEISURE - 2.1%
    18,429   Carnival Corporation                                                                                        819,906
     9,154   Harrah's Entertainment, Inc.                                                                                812,418
    26,904   International Game Technology                                                                             1,181,893
    45,500   McDonald's Corporation                                                                                    2,680,405
   109,420   Starbucks Corporation, (2)                                                                                2,239,827
    15,700   Starwood Hotels & Resorts Worldwide, Inc.                                                                   691,271
    27,491   Tim Hortons Inc.                                                                                          1,015,243
    20,300   Wendy's International, Inc.                                                                                 524,552
--------------------------------------------------------------------------------------------------------------------------------
             Total Hotels, Restaurants & Leisure                                                                       9,965,515
             -------------------------------------------------------------------------------------------------------------------
             HOUSEHOLD DURABLES - 0.4%
     5,000   Beazer Homes USA, Inc.                                                                                       37,150
     8,000   La Z Boy Inc.                                                                                                63,440
    38,500   Newell Rubbermaid Inc.                                                                                      996,380
    12,700   Whirlpool Corporation                                                                                     1,036,701
--------------------------------------------------------------------------------------------------------------------------------
             Total Household Durables                                                                                  2,133,671
             -------------------------------------------------------------------------------------------------------------------
             HOUSEHOLD PRODUCTS - 1.1%
    75,195   Procter & Gamble Company                                                                                  5,520,817
--------------------------------------------------------------------------------------------------------------------------------
             INDUSTRIAL CONGLOMERATES - 1.6%
    13,364   3M Co.                                                                                                    1,126,852
   158,640   General Electric Company                                                                                  5,880,785
    17,994   Genuine Parts Company                                                                                       833,122
--------------------------------------------------------------------------------------------------------------------------------
             Total Industrial Conglomerates                                                                            7,840,759
             -------------------------------------------------------------------------------------------------------------------
             INSURANCE - 1.7%
    15,228   AFLAC Incorporated                                                                                          953,730
    63,270   American International Group, Inc.                                                                        3,688,641
    34,260   Fidelity National Title Group Inc., Class A                                                                 500,539
    30,179   Marsh & McLennan Companies, Inc.                                                                            798,838
    13,260   Prudential Financial, Inc.                                                                                1,233,710
    18,273   Travelers Companies, Inc.                                                                                   983,087
--------------------------------------------------------------------------------------------------------------------------------
             Total Insurance                                                                                           8,158,545
             -------------------------------------------------------------------------------------------------------------------
             INTERNET & CATALOG RETAIL - 1.3%
    52,639   Amazon.com, Inc., (2)                                                                                     4,876,477
    50,620   IAC/InterActiveCorp., (2)                                                                                 1,362,690
--------------------------------------------------------------------------------------------------------------------------------
             Total Internet & Catalog Retail                                                                           6,239,167
             -------------------------------------------------------------------------------------------------------------------
             INTERNET SOFTWARE & SERVICES - 4.6%
    28,556   Earthlink, Inc., (2)                                                                                        201,891
    93,739   eBay Inc., (2)                                                                                            3,111,197
    24,523   Google Inc., Class A, (2)                                                                                16,957,164
     7,385   NIC, Incorporated                                                                                            62,329
    43,727   United Online, Inc.                                                                                         516,853
    72,305   Yahoo! Inc., (2)                                                                                          1,681,814
--------------------------------------------------------------------------------------------------------------------------------
             Total Internet Software & Services                                                                       22,531,248
             -------------------------------------------------------------------------------------------------------------------
             IT SERVICES - 1.3%
    32,440   Automatic Data Processing, Inc.                                                                           1,444,553
    41,600   Electronic Data Systems Corporation                                                                         862,368
    17,573   Fidelity National Information Services                                                                      730,861
     7,816   Global Payments Inc.                                                                                        363,600
    13,150   Infosys Technologies Limited, Sponsored ADR                                                                 596,484
    61,190   Paychex, Inc.                                                                                             2,216,302
--------------------------------------------------------------------------------------------------------------------------------
             Total IT Services                                                                                         6,214,168
             -------------------------------------------------------------------------------------------------------------------

    SHARES   DESCRIPTION (1)                                                                                               VALUE
--------------------------------------------------------------------------------------------------------------------------------
             LEISURE EQUIPMENT & PRODUCTS - 0.1%
    26,523   Eastman Kodak Company                                                                                $      580,058
--------------------------------------------------------------------------------------------------------------------------------
             MACHINERY - 1.5%
    29,600   Caterpillar Inc.                                                                                          2,147,776
     8,259   Danaher Corporation                                                                                         724,645
    15,700   Eaton Corporation                                                                                         1,522,115
    18,700   Graco Inc.                                                                                                  696,762
    21,330   SPX Corporation                                                                                           2,193,791
--------------------------------------------------------------------------------------------------------------------------------
             Total Machinery                                                                                           7,285,089
             -------------------------------------------------------------------------------------------------------------------
             MEDIA - 2.2%
    32,300   Clear Channel Communications, Inc.                                                                        1,114,996
   228,623   Comcast Corporation, Special Class A, (2)                                                                 4,142,649
     6,000   Entrcom Communications Corporation                                                                           82,140
     1,638   Idearc Inc.                                                                                                  28,763
    12,233   Monster Worldwide Inc., (2)                                                                                 396,349
    17,179   New York Times, Class A                                                                                     301,148
    62,500   News Corporation, Class A                                                                                 1,280,625
    20,400   Omnicom Group Inc.                                                                                          969,612
    65,946   Regal Entertainment Group, Class A                                                                        1,191,644
    34,600   Walt Disney Company                                                                                       1,116,888
--------------------------------------------------------------------------------------------------------------------------------
             Total Media                                                                                              10,624,814
             -------------------------------------------------------------------------------------------------------------------
             METALS & MINING - 1.2%
    46,042   Companhia Siderurgica Nacional S.A., Sponsored                                                            4,123,982
              ADR
     2,736   Freeport-McMoRan Copper & Gold, Inc.                                                                        280,276
    14,778   Southern Copper Corporation                                                                               1,553,611
--------------------------------------------------------------------------------------------------------------------------------
             Total Metals & Mining                                                                                     5,957,869
             -------------------------------------------------------------------------------------------------------------------
             MULTILINE RETAIL - 0.6%
    23,453   Federated Department Stores, Inc.                                                                           606,729
    16,800   J.C. Penney Company, Inc.                                                                                   739,032
    12,439   Kohl's Corporation, (2)                                                                                     569,706
     7,597   Sears Holding Corporation, (2)                                                                              775,274
--------------------------------------------------------------------------------------------------------------------------------
             Total Multiline Retail                                                                                    2,690,741
             -------------------------------------------------------------------------------------------------------------------
             MULTI-UTILITIES - 0.4%
    61,600   Duke Energy Corporation                                                                                   1,242,472
    15,502   Integrys Energy Group, Inc.                                                                                 801,298
        26   National Grid PLC, Sponsored ADR                                                                              2,170
--------------------------------------------------------------------------------------------------------------------------------
             Total Multi-Utilities                                                                                     2,045,940
             -------------------------------------------------------------------------------------------------------------------
             OIL, GAS & CONSUMABLE FUELS - 5.0%
    70,620   Chevron Corporation                                                                                       6,590,965
    27,800   ConocoPhillips                                                                                            2,454,740
   136,446   Exxon Mobil Corporation                                                                                  12,783,626
     3,453   Statoil ASA                                                                                                 105,386
    43,670   Tesoro Petroleum Corporation                                                                              2,083,059
--------------------------------------------------------------------------------------------------------------------------------
             Total Oil, Gas & Consumable Fuels                                                                        24,017,776
             -------------------------------------------------------------------------------------------------------------------
             PAPER & FOREST PRODUCTS - 0.1%
     3,581   Abitibi-Bowater Inc.                                                                                         73,804
    23,723   International Paper Company                                                                                 768,151
--------------------------------------------------------------------------------------------------------------------------------
             Total Paper & Forest Products                                                                               841,955
             -------------------------------------------------------------------------------------------------------------------
             PHARMACEUTICALS - 4.4%
    34,430   Abbott Laboratories                                                                                       1,933,245
    77,186   Bristol-Myers Squibb Company                                                                              2,046,973
    29,208   Eli Lilly and Company                                                                                     1,559,415
     8,855   GlaxoSmithKline PLC, ADR                                                                                    446,203
    42,743   Johnson & Johnson                                                                                         2,850,958
    99,822   Merck & Co. Inc.                                                                                          5,800,656
   182,940   Pfizer Inc.                                                                                               4,158,226

         JLA
        Nuveen Equity Premium Advantage Fund (continued)
        Portfolio of INVESTMENTS as of December 31, 2007

    SHARES   DESCRIPTION (1)                                                                                               VALUE
--------------------------------------------------------------------------------------------------------------------------------
             PHARMACEUTICALS (continued)
    33,686   Schering-Plough Corporation                                                                          $      897,395
    38,806   Wyeth                                                                                                     1,714,837
--------------------------------------------------------------------------------------------------------------------------------
             Total Pharmaceuticals                                                                                    21,407,908
             -------------------------------------------------------------------------------------------------------------------
             REAL ESTATE INVESTMENT TRUST - 0.7%
     3,269   Healthcare Realty Trust, Inc.                                                                                83,000
     9,611   Host Hotels & Resorts Inc.                                                                                  163,771
    38,339   Lexington Corporate Properties Trust                                                                        557,449
    51,777   Nationwide Health Properties, Inc.                                                                        1,624,244
    41,422   Senior Housing Properties Trust                                                                             939,451
    10,000   U-Store-It Trust                                                                                             91,600
--------------------------------------------------------------------------------------------------------------------------------
             Total Real Estate Investment Trust                                                                        3,459,515
             -------------------------------------------------------------------------------------------------------------------
             ROAD & RAIL - 0.3%
    17,500   Burlington Northern Santa Fe Corporation                                                                  1,456,525
--------------------------------------------------------------------------------------------------------------------------------
             SEMICONDUCTORS & EQUIPMENT - 5.0%
    54,763   Altera Corporation                                                                                        1,058,021
    14,165   Analog Devices, Inc.                                                                                        449,031
   109,780   Applied Materials, Inc.                                                                                   1,949,693
    66,600   Broadcom Corporation, Class A, (2)                                                                        1,740,924
    18,900   Cymer, Inc., (2)                                                                                            735,777
    47,717   Cypress Semiconductor Corporation, (2)                                                                    1,719,244
    39,437   Fairchild Semiconductor International Inc.,                                                                 569,076
              Class A, (2)
    46,242   Integrated Device Technology, Inc., (2)                                                                     522,997
    39,750   Intel Corporation                                                                                         1,059,735
    20,531   Intersil Holding Corporation, Class A                                                                       502,599
    70,275   Linear Technology Corporation                                                                             2,236,853
    90,603   LSI Logic Corporation, (2)                                                                                  481,102
    58,000   Micron Technology, Inc., (2)                                                                                420,500
    52,100   National Semiconductor Corporation                                                                        1,179,544
    27,401   Novellus Systems, Inc., (2)                                                                                 755,446
    85,035   NVIDIA Corporation, (2)                                                                                   2,892,891
    21,817   PMC-Sierra, Inc., (2)                                                                                       142,683
   110,442   Taiwan Semiconductor Manufacturing Company Ltd.,                                                          1,100,002
              Sponsored ADR
    13,849   Tessera Technologies Inc., (2)                                                                              576,118
    79,714   Texas Instruments Incorporated                                                                            2,662,448
    33,502   Varian Semiconductor Equipment Associate, (2)                                                             1,239,574
     2,103   Verigy Limited, (2)                                                                                          57,139
--------------------------------------------------------------------------------------------------------------------------------
             Total Semiconductors & Equipment                                                                         24,051,397
             -------------------------------------------------------------------------------------------------------------------
             SOFTWARE - 10.1%
    60,364   Activision Inc., (2)                                                                                      1,792,811
    91,430   Adobe Systems Incorporated, (2)                                                                           3,906,804
    28,460   Akamai Technologies, Inc., (2)                                                                              984,716
    27,918   Autodesk, Inc., (2)                                                                                       1,389,200
    61,885   BEA Systems, Inc., (2)                                                                                      976,545
    27,633   CA Inc.                                                                                                     689,443
    74,410   Cadence Design Systems, Inc., (2)                                                                         1,265,714
    62,757   CNET Networks, Inc., (2)                                                                                    573,599
     1,000   InfoSpace, Inc.                                                                                              18,800
   638,901   Microsoft Corporation                                                                                    22,744,876
     8,453   NAVTEQ Corporation, (2)                                                                                     639,047
   490,178   Oracle Corporation, (2)                                                                                  11,068,219
     8,038   SAP AG, Sponsored ADR                                                                                       410,340
    38,088   Satyam Computer Services Limited, ADR                                                                     1,017,711
    40,834   VeriSign, Inc., (2)                                                                                       1,535,767
--------------------------------------------------------------------------------------------------------------------------------
             Total Software                                                                                           49,013,592
             -------------------------------------------------------------------------------------------------------------------
             SPECIALTY RETAIL - 1.3%
    28,650   Best Buy Co., Inc.                                                                                        1,508,423
    50,492   Gap, Inc.                                                                                                 1,074,470
     7,334   Home Depot, Inc.                                                                                            197,578
    40,900   Limited Brands, Inc.                                                                                        774,237
    29,000   Lowe's Companies, Inc.                                                                                      655,980

    SHARES   DESCRIPTION (1)                                                                                               VALUE
--------------------------------------------------------------------------------------------------------------------------------
             SPECIALTY RETAIL (continued)
    24,837   Pier 1 Imports, Inc., (2)                                                                            $      129,898
     6,115   RadioShack Corporation                                                                                      103,099
    28,938   TJX Companies, Inc.                                                                                         831,389
    37,616   Urban Outfitters, Inc., (2)                                                                               1,025,412
--------------------------------------------------------------------------------------------------------------------------------
             Total Specialty Retail                                                                                    6,300,486
             -------------------------------------------------------------------------------------------------------------------
             TEXTILES, APPAREL & LUXURY GOODS - 0.0%
    22,000   Xerium Technologies, Inc.                                                                                   114,400
--------------------------------------------------------------------------------------------------------------------------------
             THRIFTS & MORTGAGE FINANCE - 0.0%
     4,769   Federal National Mortgage Association                                                                       190,665
--------------------------------------------------------------------------------------------------------------------------------
             TOBACCO - 1.1%
    68,196   Altria Group, Inc.                                                                                        5,154,254
    13,526   Vector Group Ltd.                                                                                           271,332
--------------------------------------------------------------------------------------------------------------------------------
             Total Tobacco                                                                                             5,425,586
             -------------------------------------------------------------------------------------------------------------------
             WIRELESS TELECOMMUNICATION SERVICES - 1.1%
    46,400   China Mobile Hong Kong Limited, Sponsored ADR                                                             4,030,768
    36,448   Vodafone Group PLC, Sponsored ADR                                                                         1,360,239
--------------------------------------------------------------------------------------------------------------------------------
             Total Wireless Telecommunication Services                                                                 5,391,007
             -------------------------------------------------------------------------------------------------------------------
             TOTAL COMMON STOCKS (COST $321,175,617)                                                                 472,288,766
             ===================================================================================================================
   PRINCIPAL
AMOUNT (000)   DESCRIPTION (1)                                               COUPON       MATURITY                           VALUE
----------------------------------------------------------------------------------------------------------------------------------
               SHORT-TERM INVESTMENTS - 4.6%
 $   22,279    Repurchase Agreement with Fixed Income Clearing                1.000%       1/02/08                  $   22,278,961
                Corporation, dated 12/31/07, repurchase price
                $22,280,199, collateralized by $16,290,000 U.S.
                Treasury Bonds, 7.625%, due 2/15/25, value
                $22,724,550
 ==========    -------------------------------------------------------------------------------------------------------------------
               TOTAL SHORT-TERM INVESTMENTS (COST $22,278,961)                                                          22,278,961
               ===================================================================================================================

                                                                         NOTIONAL      EXPIRATION      STRIKE
 CONTRACTS   TYPE                                                      AMOUNT (3)           DATE        PRICE              VALUE
--------------------------------------------------------------------------------------------------------------------------------
             PUT OPTIONS - 0.2%
        56   NASDAQ 100 Index                                  $        9,520,000        1/19/08       $1,700     $        1,960
       208   NASDAQ 100 Index                                          36,400,000        1/19/08        1,750              8,320
       233   NASDAQ 100 Index                                          40,775,000        2/16/08        1,750            152,615
       187   NASDAQ 100 Index                                          34,595,000        2/16/08        1,850            263,670
       139   S&P 500 Index                                             18,070,000        1/19/08        1,300             12,510
       125   S&P 500 Index                                             16,562,500        1/19/08        1,325             18,125
       139   S&P 500 Index                                             18,765,000        1/19/08        1,350             35,445
       139   S&P 500 Index                                             19,112,500        1/19/08        1,375             61,160
       139   S&P 500 Index                                             18,765,000        2/16/08        1,350            177,920
       143   S&P 500 Index                                             19,662,500        2/16/08        1,375            240,240
       135   S&P 500 Index                                             18,225,000        3/22/08        1,350            336,825
--------------------------------------------------------------------------------------------------------------------------------
     1,643   TOTAL PUT OPTIONS (COST $3,324,612)                      250,452,500                                      1,308,790
================================================================================================================================
             TOTAL INVESTMENTS (COST $346,779,190) - 102.2%                                                          495,876,517
             ===================================================================================================================

         JLA
        Nuveen Equity Premium Advantage Fund (continued)
        Portfolio of INVESTMENTS as of December 31, 2007

                                                                         NOTIONAL      EXPIRATION         STRIKE
 CONTRACTS   TYPE                                                      AMOUNT (3)            DATE          PRICE              VALUE
-----------------------------------------------------------------------------------------------------------------------------------
             CALL OPTIONS WRITTEN - (2.4)% (4)
    (1,345)  Mini-NDX 100 Index                                $      (27,908,750)       1/19/08       $   207.5     $     (712,850)
      (575)  Mini-NDX 100 Index                                       (12,506,250)       1/19/08           217.5            (64,688)
      (210)  Mini-NDX 100 Index                                        (4,620,000)       1/19/08           220.0            (14,175)
    (1,230)  Mini-NDX 100 Index                                       (25,522,500)       2/16/08           207.5         (1,063,950)
      (230)  Mini-NDX 100 Index                                        (4,830,000)       2/16/08           210.0           (165,600)
      (120)  NASDAQ 100 Index                                         (24,600,000)       1/19/08           2,050           (827,400)
      (132)  NASDAQ 100 Index                                         (28,380,000)       1/19/08           2,150           (240,900)
       (64)  NASDAQ 100 Index                                         (13,920,000)       1/19/08           2,175            (71,680)
      (103)  NASDAQ 100 Index                                         (22,660,000)       1/19/08           2,200            (67,980)
      (249)  NASDAQ 100 Index                                         (51,045,000)       2/16/08           2,050         (2,538,555)
      (101)  NASDAQ 100 Index                                         (21,210,000)       2/16/08           2,100           (725,180)
      (183)  S&P 500 Index                                            (26,535,000)       1/19/08           1,450           (720,105)
      (303)  S&P 500 Index                                            (44,692,500)       1/19/08           1,475           (725,685)
      (290)  S&P 500 Index                                            (43,500,000)       1/19/08           1,500           (359,600)
      (191)  S&P 500 Index                                            (27,695,000)       2/16/08           1,450         (1,125,945)
      (400)  S&P 500 Index                                            (59,000,000)       2/16/08           1,475         (1,738,000)
      (182)  S&P 500 Index                                            (27,300,000)       2/16/08           1,500           (548,730)
-----------------------------------------------------------------------------------------------------------------------------------
    (5,908)  TOTAL CALL OPTIONS WRITTEN (PREMIUMS RECEIVED           (465,925,000)                                      (11,711,023)
              $17,591,180)
===================================================================================================================================
             OTHER ASSETS LESS LIABILITIES - 0.2%                                                                           832,505
             ======================================================================================================================
             NET ASSETS - 100%                                                                                       $  484,997,999
             ======================================================================================================================

        (1)      All percentages shown in the Portfolio of Investments are based on net assets unless otherwise noted.
        (2)      Non-income producing.
        (3)      For disclosure purposes, Notional Amount is calculated by multiplying the number of
                 Contracts by the Strike Price by 100.
        (4)      The Fund may designate up to 100% of its Common Stock investments to cover outstanding
                 Call Options Written.
        ADR      American Depositary Receipt.

                                 See accompanying notes to financial statements.

         JPG
          Nuveen Equity Premium and Growth Fund
          Portfolio of INVESTMENTS
                                               as of December 31, 2007

    SHARES   DESCRIPTION (1)                                                                                               VALUE
--------------------------------------------------------------------------------------------------------------------------------
             COMMON STOCKS - 98.1%
             AEROSPACE & DEFENSE - 2.0%
    25,638   Boeing Company                                                                                       $    2,242,299
     4,500   Goodrich Corporation                                                                                        317,745
    33,500   Honeywell International Inc.                                                                              2,062,595
    23,900   United Technologies Corporation                                                                           1,829,306
--------------------------------------------------------------------------------------------------------------------------------
             Total Aerospace & Defense                                                                                 6,451,945
             -------------------------------------------------------------------------------------------------------------------
             AIR FREIGHT & LOGISTICS - 0.4%
    15,600   United Parcel Service, Inc., Class B                                                                      1,103,232
--------------------------------------------------------------------------------------------------------------------------------
             AIRLINES - 0.3%
     3,200   Continental Airlines, inc., (2)                                                                              71,200
    55,105   Lan Airlines S.A.                                                                                           738,958
--------------------------------------------------------------------------------------------------------------------------------
             Total Airlines                                                                                              810,158
             -------------------------------------------------------------------------------------------------------------------
             AUTO COMPONENTS - 0.2%
    24,800   American Axle and Manufacturing Holdings Inc.                                                               461,776
     9,310   Cooper Tire & Rubber                                                                                        154,360
--------------------------------------------------------------------------------------------------------------------------------
             Total Auto Components                                                                                       616,136
             -------------------------------------------------------------------------------------------------------------------
             AUTOMOBILES - 0.3%
    35,600   General Motors Corporation                                                                                  886,084
--------------------------------------------------------------------------------------------------------------------------------
             BEVERAGES - 0.7%
    36,488   Coca-Cola Company                                                                                         2,239,269
--------------------------------------------------------------------------------------------------------------------------------
             BUILDING PRODUCTS - 0.2%
    13,135   American Standard Companies Inc.                                                                            613,536
--------------------------------------------------------------------------------------------------------------------------------
             CAPITAL MARKETS - 2.7%
    35,000   Charles Schwab Corporation                                                                                  894,250
     8,574   Goldman Sachs Group, Inc.                                                                                 1,843,839
    90,178   JPMorgan Chase & Co.                                                                                      3,936,270
    24,914   Morgan Stanley                                                                                            1,323,183
    18,800   Waddell & Reed Financial, Inc., Class A                                                                     678,492
--------------------------------------------------------------------------------------------------------------------------------
             Total Capital Markets                                                                                     8,676,034
             -------------------------------------------------------------------------------------------------------------------
             CHEMICALS - 2.0%
    18,614   Chemtura Corporation                                                                                        145,189
    56,173   Dow Chemical Company                                                                                      2,214,340
    47,395   E.I. Du Pont de Nemours and Company                                                                       2,089,646
     5,835   Eastman Chemical Company                                                                                    356,460
    29,107   Olin Corporation                                                                                            562,638
    13,161   PPG Industries, Inc.                                                                                        924,297
    10,283   RPM International, Inc.                                                                                     208,745
--------------------------------------------------------------------------------------------------------------------------------
             Total Chemicals                                                                                           6,501,315
             -------------------------------------------------------------------------------------------------------------------
             COMMERCIAL BANKS - 7.7%
   120,108   Bank of America Corporation                                                                               4,955,656
    26,291   Citizens Republic Bancorp.                                                                                  381,482
    31,135   Comerica Incorporated                                                                                     1,355,307
    18,871   Federated Investors Inc.                                                                                    776,730
    50,627   First Horizon National Corporation                                                                          918,880
     8,605   FirstMerit Corporation                                                                                      172,186
    27,720   HSBC Holdings PLC, Sponsored ADR                                                                          2,320,441
    69,089   Huntington BancShares Inc.                                                                                1,019,754
    42,876   Lloyds TSB Group PLC, Sponsored ADR                                                                       1,614,281
    75,828   National City Corporation                                                                                 1,248,129
    62,192   Regions Financial Corporation                                                                             1,470,841
    96,551   U.S. Bancorp                                                                                              3,064,529

         JPG
        Nuveen Equity Premium and Growth Fund (continued)
        Portfolio of INVESTMENTS as of December 31, 2007

    SHARES   DESCRIPTION (1)                                                                                               VALUE
--------------------------------------------------------------------------------------------------------------------------------
             COMMERCIAL BANKS (continued)
    84,097   Wachovia Corporation                                                                                 $    3,198,209
    64,182   Wells Fargo & Company                                                                                     1,937,655
--------------------------------------------------------------------------------------------------------------------------------
             Total Commercial Banks                                                                                   24,434,080
             -------------------------------------------------------------------------------------------------------------------
             COMMERCIAL SERVICES & SUPPLIES - 0.4%
    13,262   Avery Dennison Corporation                                                                                  704,743
    19,872   Deluxe Corporation                                                                                          653,590
--------------------------------------------------------------------------------------------------------------------------------
             Total Commercial Services & Supplies                                                                      1,358,333
             -------------------------------------------------------------------------------------------------------------------
             COMMUNICATIONS EQUIPMENT - 1.9%
   120,513   Cisco Systems, Inc., (2)                                                                                  3,262,287
    31,946   Corning Incorporated                                                                                        766,385
     1,000   Plantronics Inc.                                                                                             26,000
    48,492   QUALCOMM Inc.                                                                                             1,908,160
--------------------------------------------------------------------------------------------------------------------------------
             Total Communications Equipment                                                                            5,962,832
             -------------------------------------------------------------------------------------------------------------------
             COMPUTERS & PERIPHERALS - 3.8%
    21,813   Apple, Inc., (2)                                                                                          4,320,719
    28,437   Dell Inc., (2)                                                                                              696,991
    47,668   EMC Corporation, (2)                                                                                        883,288
    65,500   Hewlett-Packard Company                                                                                   3,306,440
    28,526   International Business Machines Corporation                                                               3,083,661
              (IBM)
--------------------------------------------------------------------------------------------------------------------------------
             Total Computers & Peripherals                                                                            12,291,099
             -------------------------------------------------------------------------------------------------------------------
             CONTAINERS & PACKAGING - 0.2%
    21,200   Packaging Corp. of America                                                                                  597,840
--------------------------------------------------------------------------------------------------------------------------------
             DIVERSIFIED FINANCIAL SERVICES - 2.3%
   166,189   Citigroup Inc.                                                                                            4,892,604
     2,177   CME Group, Inc.                                                                                           1,493,422
    30,634   Federal Home Loan Mortgage Corporation                                                                    1,043,700
--------------------------------------------------------------------------------------------------------------------------------
             Total Diversified Financial Services                                                                      7,429,726
             -------------------------------------------------------------------------------------------------------------------
             DIVERSIFIED TELECOMMUNICATION SERVICES - 4.7%
     4,000   Alaska Communications Systems Group Inc.                                                                     60,000
   141,639   AT&T Inc.                                                                                                 5,886,517
   179,349   Citizens Communications Company                                                                           2,283,113
     3,700   Compania Anonima Nacional Telefonos de Venezuela                                                             27,166
    15,600   FairPoint Communications Inc.                                                                               203,112
    21,065   France Telecom SA                                                                                           750,546
   129,500   Verizon Communications Inc.                                                                               5,657,855
--------------------------------------------------------------------------------------------------------------------------------
             Total Diversified Telecommunication Services                                                             14,868,309
             -------------------------------------------------------------------------------------------------------------------
             ELECTRIC UTILITIES - 2.3%
    20,454   Ameren Corporation                                                                                        1,108,811
    26,500   CenterPoint Energy, Inc.                                                                                    453,945
    84,051   Companhia Energetica de Minas Gerais                                                                      1,551,581
    21,447   Consolidated Edison, Inc.                                                                                 1,047,686
    66,284   Great Plains Energy Incorporated                                                                          1,943,447
    26,735   Progress Energy, Inc.                                                                                     1,294,776
--------------------------------------------------------------------------------------------------------------------------------
             Total Electric Utilities                                                                                  7,400,246
             -------------------------------------------------------------------------------------------------------------------
             ELECTRICAL EQUIPMENT - 1.3%
     8,053   Cooper Industries, Ltd., Class A                                                                            425,843
    60,000   Emerson Electric Co.                                                                                      3,399,600
     2,000   Hubbell Incorporated, Class B                                                                               103,200
     4,542   Rockwell Automation, Inc.                                                                                   313,216
--------------------------------------------------------------------------------------------------------------------------------
             Total Electrical Equipment                                                                                4,241,859
             -------------------------------------------------------------------------------------------------------------------
             ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.2%
     7,120   MEMC Electronic Materials, (2)                                                                              630,049
--------------------------------------------------------------------------------------------------------------------------------
             ENERGY EQUIPMENT & SERVICES - 2.6%
    12,700   Baker Hughes Incorporated                                                                                 1,029,970
     3,264   Carbo Ceramics Inc.                                                                                         121,421

    SHARES   DESCRIPTION (1)                                                                                               VALUE
--------------------------------------------------------------------------------------------------------------------------------
             ENERGY EQUIPMENT & SERVICES (continued)
     2,500   Diamond Offshore Drilling, Inc.                                                                      $      355,000
    31,459   Halliburton Company                                                                                       1,192,611
    12,178   National-Oilwell Varco Inc., (2)                                                                            894,596
    10,000   Noble Corporation                                                                                           565,100
    34,167   Schlumberger Limited                                                                                      3,361,008
     2,000   Tidewater Inc.                                                                                              109,720
     4,897   Transocean Inc.                                                                                             701,006
--------------------------------------------------------------------------------------------------------------------------------
             Total Energy Equipment & Services                                                                         8,330,432
             -------------------------------------------------------------------------------------------------------------------
             FOOD & STAPLES RETAILING - 1.7%
    24,596   CVS Caremark Corporation                                                                                    977,691
    29,375   SUPERVALU INC.                                                                                            1,102,150
    56,846   Wal-Mart Stores, Inc.                                                                                     2,701,890
    14,330   Whole Foods Market, Inc.                                                                                    584,664
--------------------------------------------------------------------------------------------------------------------------------
             Total Food & Staples Retailing                                                                            5,366,395
             -------------------------------------------------------------------------------------------------------------------
             FOOD PRODUCTS - 0.8%
    41,300   ConAgra Foods, Inc.                                                                                         982,527
    48,088   Kraft Foods Inc.                                                                                          1,569,111
--------------------------------------------------------------------------------------------------------------------------------
             Total Food Products                                                                                       2,551,638
             -------------------------------------------------------------------------------------------------------------------
             GAS UTILITIES - 0.5%
    35,390   Nicor Inc.                                                                                                1,498,767
--------------------------------------------------------------------------------------------------------------------------------
             HEALTH CARE EQUIPMENT & SUPPLIES - 0.4%
     8,390   Baxter International Inc.                                                                                   487,040
    12,351   Medtronic, Inc.                                                                                             620,885
--------------------------------------------------------------------------------------------------------------------------------
             Total Health Care Equipment & Supplies                                                                    1,107,925
             -------------------------------------------------------------------------------------------------------------------
             HEALTH CARE PROVIDERS & SERVICES - 0.8%
    12,173   Aetna Inc.                                                                                                  702,747
    40,964   Brookdale Senior Living Inc.                                                                              1,163,787
    12,268   UnitedHealth Group Incorporated                                                                             713,998
--------------------------------------------------------------------------------------------------------------------------------
             Total Health Care Providers & Services                                                                    2,580,532
             -------------------------------------------------------------------------------------------------------------------
             HOTELS, RESTAURANTS & LEISURE - 1.1%
     4,800   Harrah's Entertainment, Inc.                                                                                426,000
     5,500   International Game Technology                                                                               241,615
    37,449   McDonald's Corporation                                                                                    2,206,121
    12,813   Tim Hortons Inc.                                                                                            473,184
    10,200   Wendy's International, Inc.                                                                                 263,568
--------------------------------------------------------------------------------------------------------------------------------
             Total Hotels, Restaurants & Leisure                                                                       3,610,488
             -------------------------------------------------------------------------------------------------------------------
             HOUSEHOLD DURABLES - 1.0%
     5,583   Black & Decker Corporation                                                                                  388,856
    13,500   Kimball International Inc., Class B                                                                         184,950
    39,679   Newell Rubbermaid Inc.                                                                                    1,026,893
    12,000   Snap-on Incorporated                                                                                        578,880
    13,500   Stanley Works                                                                                               654,480
     2,527   Whirlpool Corporation                                                                                       206,279
--------------------------------------------------------------------------------------------------------------------------------
             Total Household Durables                                                                                  3,040,338
             -------------------------------------------------------------------------------------------------------------------
             HOUSEHOLD PRODUCTS - 2.4%
    20,000   Kimberly-Clark Corporation                                                                                1,386,800
    87,432   Procter & Gamble Company                                                                                  6,419,257
--------------------------------------------------------------------------------------------------------------------------------
             Total Household Products                                                                                  7,806,057
             -------------------------------------------------------------------------------------------------------------------
             INDUSTRIAL CONGLOMERATES - 4.4%
    19,540   3M Co.                                                                                                    1,647,613
   296,601   General Electric Company                                                                                 10,994,998
    29,620   Genuine Parts Company                                                                                     1,371,406
--------------------------------------------------------------------------------------------------------------------------------
             Total Industrial Conglomerates                                                                           14,014,017
             -------------------------------------------------------------------------------------------------------------------

         JPG
        Nuveen Equity Premium and Growth Fund (continued)
        Portfolio of INVESTMENTS as of December 31, 2007

    SHARES   DESCRIPTION (1)                                                                                               VALUE
--------------------------------------------------------------------------------------------------------------------------------
             INSURANCE - 2.8%
    41,539   American International Group, Inc.                                                                   $    2,421,724
    52,053   Arthur J. Gallagher & Co.                                                                                 1,259,162
    10,475   Fidelity National Title Group Inc., Class A                                                                 153,040
    36,741   Lincoln National Corporation                                                                              2,139,061
    21,461   Marsh & McLennan Companies, Inc.                                                                            568,073
    17,648   Mercury General Corporation                                                                                 879,047
    16,400   Travelers Companies, Inc.                                                                                   882,320
    13,560   Unitrin, Inc.                                                                                               650,744
--------------------------------------------------------------------------------------------------------------------------------
             Total Insurance                                                                                           8,953,171
             -------------------------------------------------------------------------------------------------------------------
             INTERNET & CATALOG RETAIL - 0.4%
    14,348   Amazon.com, Inc., (2)                                                                                     1,329,199
--------------------------------------------------------------------------------------------------------------------------------
             INTERNET SOFTWARE & SERVICES - 1.9%
    27,185   eBay Inc., (2)                                                                                              902,270
     6,255   Google Inc., Class A, (2)                                                                                 4,325,207
    62,833   United Online, Inc.                                                                                         742,686
--------------------------------------------------------------------------------------------------------------------------------
             Total Internet Software & Services                                                                        5,970,163
             -------------------------------------------------------------------------------------------------------------------
             IT SERVICES - 0.5%
    27,033   Automatic Data Processing, Inc.                                                                           1,203,779
     5,374   Fidelity National Information Services                                                                      223,505
    24,017   Standard Register Company                                                                                   280,038
--------------------------------------------------------------------------------------------------------------------------------
             Total IT Services                                                                                         1,707,322
             -------------------------------------------------------------------------------------------------------------------
             LEISURE EQUIPMENT & PRODUCTS - 0.7%
    17,095   Eastman Kodak Company                                                                                       373,868
    75,693   Mattel, Inc.                                                                                              1,441,195
     8,000   Polaris Industries Inc.                                                                                     382,160
--------------------------------------------------------------------------------------------------------------------------------
             Total Leisure Equipment & Products                                                                        2,197,223
             -------------------------------------------------------------------------------------------------------------------
             MACHINERY - 1.9%
    26,093   Briggs & Stratton Corporation                                                                               591,267
    30,000   Caterpillar Inc.                                                                                          2,176,800
    16,985   Deere & Company                                                                                           1,581,643
    11,000   Illinois Tool Works Inc.                                                                                    588,940
    19,000   Ingersoll Rand Company Limited, Class A                                                                     882,930
     3,000   Pentair, Inc.                                                                                               104,430
--------------------------------------------------------------------------------------------------------------------------------
             Total Machinery                                                                                           5,926,010
             -------------------------------------------------------------------------------------------------------------------
             MEDIA - 1.7%
     1,500   Clear Channel Communications, Inc.                                                                           51,780
   116,842   Entrcom Communications Corporation                                                                        1,599,567
     4,590   Lamar Advertising Company                                                                                   220,641
    67,386   New York Times, Class A                                                                                   1,181,277
       500   Reed Elsevier NV, Sponsored ADR                                                                              19,825
    76,486   Regal Entertainment Group, Class A                                                                        1,382,102
    59,243   World Wrestling Entertainment Inc.                                                                          874,427
--------------------------------------------------------------------------------------------------------------------------------
             Total Media                                                                                               5,329,619
             -------------------------------------------------------------------------------------------------------------------
             METALS & MINING - 1.7%
    26,914   Companhia Siderurgica Nacional S.A., Sponsored                                                            2,410,687
              ADR
     5,348   Freeport-McMoRan Copper & Gold, Inc.                                                                        547,849
    22,128   Southern Copper Corporation                                                                               2,326,317
--------------------------------------------------------------------------------------------------------------------------------
             Total Metals & Mining                                                                                     5,284,853
             -------------------------------------------------------------------------------------------------------------------
             MULTILINE RETAIL - 0.1%
     7,921   Nordstrom, Inc.                                                                                             290,938
--------------------------------------------------------------------------------------------------------------------------------
             MULTI-UTILITIES - 1.4%
    18,542   Dominion Resources, Inc.                                                                                    879,818
    76,000   Duke Energy Corporation                                                                                   1,532,920

    SHARES   DESCRIPTION (1)                                                                                               VALUE
--------------------------------------------------------------------------------------------------------------------------------
             MULTI-UTILITIES (continued)
    33,554   Integrys Energy Group, Inc.                                                                          $    1,734,406
    10,500   ONEOK, Inc.                                                                                                 470,085
--------------------------------------------------------------------------------------------------------------------------------
             Total Multi-Utilities                                                                                     4,617,229
             -------------------------------------------------------------------------------------------------------------------
             OIL, GAS & CONSUMABLE FUELS - 10.6%
    68,900   Chevron Corporation                                                                                       6,430,436
    35,804   ConocoPhillips                                                                                            3,161,493
   185,000   Exxon Mobil Corporation                                                                                  17,332,647
    29,824   Frontline Limited                                                                                         1,431,552
    15,600   Marathon Oil Corporation                                                                                    949,416
    24,605   Occidental Petroleum Corporation                                                                          1,894,339
    53,751   Ship Financial International Limited                                                                      1,489,440
    36,647   Statoil ASA                                                                                               1,118,466
--------------------------------------------------------------------------------------------------------------------------------
             Total Oil, Gas & Consumable Fuels                                                                        33,807,789
             -------------------------------------------------------------------------------------------------------------------
             PAPER & FOREST PRODUCTS - 0.7%
     1,200   International Paper Company                                                                                  38,856
    31,000   Weyerhaeuser Company                                                                                      2,285,940
--------------------------------------------------------------------------------------------------------------------------------
             Total Paper & Forest Products                                                                             2,324,796
             -------------------------------------------------------------------------------------------------------------------
             PERSONAL PRODUCTS - 0.3%
    23,000   Avon Products, Inc.                                                                                         909,190
--------------------------------------------------------------------------------------------------------------------------------
             PHARMACEUTICALS - 8.9%
    65,000   Abbott Laboratories                                                                                       3,649,750
   141,000   Bristol-Myers Squibb Company                                                                              3,739,320
    30,800   Eli Lilly and Company                                                                                     1,644,412
    86,663   Johnson & Johnson                                                                                         5,780,422
   120,821   Merck & Co. Inc.                                                                                          7,020,907
   235,000   Pfizer Inc.                                                                                               5,341,550
    28,671   Wyeth                                                                                                     1,266,971
--------------------------------------------------------------------------------------------------------------------------------
             Total Pharmaceuticals                                                                                    28,443,332
             -------------------------------------------------------------------------------------------------------------------
             REAL ESTATE INVESTMENT TRUST - 3.1%
    89,211   Ashford Hospitality Trust Inc.                                                                              641,427
    57,917   Brandywine Realty Trust                                                                                   1,038,452
    35,411   CapLease Inc.                                                                                               298,161
   107,759   Hospitality Properties Trust                                                                              3,471,995
   118,167   Lexington Corporate Properties Trust                                                                      1,718,148
    53,300   Nationwide Health Properties, Inc.                                                                        1,672,021
    20,000   Senior Housing Properties Trust                                                                             453,600
    64,979   U-Store-It Trust                                                                                            595,208
--------------------------------------------------------------------------------------------------------------------------------
             Total Real Estate Investment Trust                                                                        9,889,012
             -------------------------------------------------------------------------------------------------------------------
             ROAD & RAIL - 0.5%
    39,500   CSX Corporation                                                                                           1,737,210
--------------------------------------------------------------------------------------------------------------------------------
             SEMICONDUCTORS & EQUIPMENT - 2.5%
    31,000   Analog Devices, Inc.                                                                                        982,700
    35,263   Applied Materials, Inc.                                                                                     626,271
   171,768   Intel Corporation                                                                                         4,579,335
    36,128   Microchip Technology Incorporated                                                                         1,135,142
    20,100   NVIDIA Corporation, (2)                                                                                     683,802
--------------------------------------------------------------------------------------------------------------------------------
             Total Semiconductors & Equipment                                                                          8,007,250
             -------------------------------------------------------------------------------------------------------------------
             SOFTWARE - 3.6%
     7,783   Adobe Systems Incorporated, (2)                                                                             332,568
   233,276   Microsoft Corporation                                                                                     8,304,625
     9,000   NAVTEQ Corporation, (2)                                                                                     680,400
    99,976   Oracle Corporation, (2)                                                                                   2,257,458
--------------------------------------------------------------------------------------------------------------------------------
             Total Software                                                                                           11,575,051
             -------------------------------------------------------------------------------------------------------------------
             SPECIALTY RETAIL - 1.4%
     6,450   Abercrombie & Fitch Co., Class A                                                                            515,807
    25,500   American Eagle Outfitters, Inc.                                                                             529,635

         JPG
        Nuveen Equity Premium and Growth Fund (continued)
        Portfolio of INVESTMENTS as of December 31, 2007

    SHARES   DESCRIPTION (1)                                                                                               VALUE
--------------------------------------------------------------------------------------------------------------------------------
             SPECIALTY RETAIL (continued)
     6,186   Best Buy Co., Inc.                                                                                   $      325,693
    14,956   Gap, Inc.                                                                                                   318,264
    63,870   Home Depot, Inc.                                                                                          1,720,658
     2,073   Limited Brands, Inc.                                                                                         39,242
     7,300   Sherwin-Williams Company                                                                                    423,692
    15,038   Talbots, Inc.                                                                                               177,749
     2,993   Tiffany & Co.                                                                                               137,768
    12,000   TJX Companies, Inc.                                                                                         344,760
--------------------------------------------------------------------------------------------------------------------------------
             Total Specialty Retail                                                                                    4,533,268
             -------------------------------------------------------------------------------------------------------------------
             TEXTILES, APPAREL & LUXURY GOODS - 0.5%
     5,418   Cherokee Inc.                                                                                               174,839
    19,758   VF Corporation                                                                                            1,356,584
--------------------------------------------------------------------------------------------------------------------------------
             Total Textiles, Apparel & Luxury Goods                                                                    1,531,423
             -------------------------------------------------------------------------------------------------------------------
             THRIFTS & MORTGAGE FINANCE - 0.7%
    33,584   Federal National Mortgage Association                                                                     1,342,688
    58,864   New York Community Bancorp, Inc.                                                                          1,034,829
--------------------------------------------------------------------------------------------------------------------------------
             Total Thrifts & Mortgage Finance                                                                          2,377,517
             -------------------------------------------------------------------------------------------------------------------
             TOBACCO - 2.4%
    65,586   Altria Group, Inc.                                                                                        4,956,990
     3,000   Reynolds American Inc.                                                                                      197,880
    30,000   UST Inc.                                                                                                  1,644,000
    49,793   Vector Group Ltd.                                                                                           998,848
--------------------------------------------------------------------------------------------------------------------------------
             Total Tobacco                                                                                             7,797,718
             -------------------------------------------------------------------------------------------------------------------
             TRADING COMPANIES & DISTRIBUTORS - 0.1%
     2,380   W.W. Grainger, Inc.                                                                                         208,298
--------------------------------------------------------------------------------------------------------------------------------
             WIRELESS TELECOMMUNICATION SERVICES - 0.4%
     4,000   SK Telecom Company Limited                                                                                  119,360
    32,000   Vodafone Group PLC, Sponsored ADR                                                                         1,194,240
--------------------------------------------------------------------------------------------------------------------------------
             Total Wireless Telecommunication Services                                                                 1,313,600
             -------------------------------------------------------------------------------------------------------------------
             TOTAL COMMON STOCKS (COST $261,380,154)                                                                 313,079,852
             ===================================================================================================================
   PRINCIPAL
AMOUNT (000)   DESCRIPTION (1)                                               COUPON       MATURITY                           VALUE
----------------------------------------------------------------------------------------------------------------------------------
               SHORT-TERM INVESTMENTS - 3.3%
 $   10,455    Repurchase Agreement with Fixed Income Clearing               1.000%        1/02/08                  $   10,455,095
                Corporation, dated 12/31/07, repurchase price
                $10,455,676, collateralized by $7,645,000 U.S.
                Treasury Bonds, 7.625%, due 2/15/25, value
                $10,664,775
 ==========    -------------------------------------------------------------------------------------------------------------------
               TOTAL SHORT-TERM INVESTMENTS (COST $10,455,095)                                                          10,455,095
               ===================================================================================================================

                                                                         NOTIONAL      EXPIRATION      STRIKE
 CONTRACTS   TYPE                                                      AMOUNT (3)           DATE        PRICE              VALUE
--------------------------------------------------------------------------------------------------------------------------------
             PUT OPTIONS - 0.2%
       149   S&P 500 Index                                     $       19,370,000        1/19/08       $1,300     $       13,410
       133   S&P 500 Index                                             17,622,500        1/19/08        1,325             19,285
       149   S&P 500 Index                                             20,115,000        1/19/08        1,350             37,995
       149   S&P 500 Index                                             20,487,500        1/19/08        1,375             65,560
       149   S&P 500 Index                                             20,115,000        2/16/08        1,350            190,720
       154   S&P 500 Index                                             21,175,000        2/16/08        1,375            258,720
       143   S&P 500 Index                                             19,305,000        3/22/08        1,350            356,785
--------------------------------------------------------------------------------------------------------------------------------
     1,026   TOTAL PUT OPTIONS (COST $2,163,317)                      138,190,000                                        942,475
================================================================================================================================
             TOTAL INVESTMENTS (COST $273,998,566) - 101.6%                                                          324,477,422
             ===================================================================================================================

                                                                         NOTIONAL      EXPIRATION       STRIKE
 CONTRACTS   TYPE                                                      AMOUNT (3)            DATE        PRICE              VALUE
---------------------------------------------------------------------------------------------------------------------------------
             CALL OPTIONS WRITTEN - (1.8)% (4)
      (211)  S&P 500 Index                                     $      (30,595,000)       1/19/08     $   1,450     $     (830,285)
      (319)  S&P 500 Index                                            (47,052,500)       1/19/08         1,475           (764,005)
      (333)  S&P 500 Index                                            (49,950,000)       1/19/08         1,500           (412,920)
      (210)  S&P 500 Index                                            (30,450,000)       2/16/08         1,450         (1,237,950)
      (427)  S&P 500 Index                                            (62,982,500)       2/16/08         1,475         (1,855,315)
      (211)  S&P 500 Index                                            (31,650,000)       2/16/08         1,500           (636,165)
---------------------------------------------------------------------------------------------------------------------------------
    (1,711)  TOTAL CALL OPTIONS WRITTEN (PREMIUMS RECEIVED           (252,680,000)                                     (5,736,640)
              $8,134,443)
=================================================================================================================================
             OTHER ASSETS LESS LIABILITIES - 0.2%                                                                         559,453
             ====================================================================================================================
             NET ASSETS - 100%                                                                                     $  319,300,235
             ====================================================================================================================

        (1)      All percentages shown in the Portfolio of Investments are based on net assets unless otherwise noted.
        (2)      Non-income producing.
        (3)      For disclosure purposes, Notional Amount is calculated by multiplying the number of
                 Contracts by the Strike Price by 100.
        (4)      The Fund may designate up to 100% of its Common Stock investments to cover outstanding
                 Call Options Written.
        ADR      American Depositary Receipt.

                                 See accompanying notes to financial statements.

           Statement of

           ASSETS & LIABILITIES

                                                December 31, 2007

                                                                    EQUITY             EQUITY           EQUITY            EQUITY
                                                                   PREMIUM            PREMIUM          PREMIUM           PREMIUM
                                                                    INCOME        OPPORTUNITY        ADVANTAGE        AND GROWTH
                                                                     (JPZ)              (JSN)            (JLA)             (JPG)
--------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $556,410,981, $945,930,343,
  $346,779,190 and $273,998,566, respectively)                $722,687,230     $1,265,015,771     $495,876,517     $324,477,422
Receivables:
  Call options sold                                                     --                 --          620,775               --
  Dividends                                                      1,405,673          1,845,384          630,486          885,428
  Interest                                                             928              1,944              619              290
  Reclaims                                                             296              9,579            1,780            3,377
Other assets                                                        29,497             41,015           16,558            9,377
--------------------------------------------------------------------------------------------------------------------------------
     Total assets                                              724,123,624      1,266,913,693      497,146,735      325,375,894
--------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Call options written, at value (premiums received
  $22,205,750, $41,558,293, $17,591,180 and $8,134,443,
  respectively)                                                 15,631,370         28,449,148       11,711,023        5,736,640
Accrued expenses:
  Management fees                                                  348,846            596,535          282,640          236,670
  Other                                                            210,052            341,095          155,073          102,349
--------------------------------------------------------------------------------------------------------------------------------
     Total liabilities                                          16,190,268         29,386,778       12,148,736        6,075,659
--------------------------------------------------------------------------------------------------------------------------------
Net assets                                                    $707,933,356     $1,237,526,915     $484,997,999     $319,300,235
================================================================================================================================
Shares outstanding                                              38,682,087         66,537,837       26,114,541       16,536,342
================================================================================================================================
Net asset value per share outstanding                         $      18.30     $        18.60     $      18.57     $      19.31
================================================================================================================================
NET ASSETS CONSIST OF:
--------------------------------------------------------------------------------------------------------------------------------
Shares, $.01 par value per share                              $    386,821     $      665,378     $    261,145     $    165,363
Paid-in surplus                                                589,439,301      1,009,666,264      396,671,399      282,275,348
Undistributed (Over-distribution of) net investment income              --                 --               --               --
Accumulated net realized gain (loss) from investments and
  call options written                                         (54,743,395)      (104,999,300)     (66,912,029)     (16,017,135)
Net unrealized appreciation (depreciation) of investments
  and call options written                                     172,850,629        332,194,573      154,977,484       52,876,659
--------------------------------------------------------------------------------------------------------------------------------
Net assets                                                    $707,933,356     $1,237,526,915     $484,997,999     $319,300,235
================================================================================================================================
Authorized shares                                                Unlimited          Unlimited        Unlimited        Unlimited
================================================================================================================================

                                 See accompanying notes to financial statements.

           Statement of

           OPERATIONS

                                                Years ended December 31, 2007

                                                                     EQUITY            EQUITY          EQUITY           EQUITY
                                                                    PREMIUM           PREMIUM         PREMIUM      PREMIUM AND
                                                                     INCOME       OPPORTUNITY       ADVANTAGE           GROWTH
                                                                      (JPZ)             (JSN)           (JLA)            (JPG)
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $--, $61,866,
  $23,230 and $27,623, respectively)                          $  19,957,341     $  28,861,052     $ 8,382,819     $13,629,803
Interest                                                          1,667,909         2,858,191       1,092,239         602,791
------------------------------------------------------------------------------------------------------------------------------
Total investment income                                          21,625,250        31,719,243       9,475,058      14,232,594
------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                   6,308,042        10,678,847       4,257,856       2,827,157
Shareholders' servicing agent fees and expenses                         622               991              23              91
Custodian's fees and expenses                                       120,083           207,098          92,358          60,420
Trustees' fees and expenses                                          23,377            40,817          15,504          11,164
Professional fees                                                    39,949            58,017          30,513          24,751
Shareholders' reports - printing and mailing expenses               109,237           198,664          75,345          45,415
Stock exchange listing fees                                          14,389            25,377           9,634           9,634
Investor relations expense                                          133,655           224,212          86,849          56,200
Other expenses                                                      114,820           234,339         155,668          72,608
------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense
  reimbursement                                                   6,864,174        11,668,362       4,723,750       3,107,440
  Custodian fee credit                                              (31,593)          (57,319)        (20,805)        (11,771)
  Expense reimbursement                                          (2,160,791)       (3,708,903)       (963,925)             --
------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                      4,671,790         7,902,140       3,739,020       3,095,669
------------------------------------------------------------------------------------------------------------------------------
Net investment income                                            16,953,460        23,817,103       5,736,038      11,136,925
------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
  Investments                                                   (13,563,781)      (18,391,814)    (10,102,981)     (5,678,097)
  Call options written                                           22,261,445        20,438,733       1,293,676       8,652,428
Change in net unrealized appreciation (depreciation) of:
  Investments                                                    20,276,394        98,725,088      54,682,070       4,660,601
  Call options written                                            8,645,145         9,298,040       1,454,582       3,137,058
------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                          37,619,203       110,070,047      47,327,347      10,771,990
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations         $  54,572,663     $ 133,887,150     $53,063,385     $21,908,915
==============================================================================================================================

                                 See accompanying notes to financial statements.

           Statement of

           CHANGES in NET ASSETS

                                                                    EQUITY PREMIUM                       EQUITY PREMIUM
                                                                     INCOME (JPZ)                      OPPORTUNITY (JSN)
                                                             -----------------------------     ----------------------------------
                                                               YEAR ENDED       YEAR ENDED         YEAR ENDED          YEAR ENDED
                                                                 12/31/07         12/31/06           12/31/07            12/31/06
---------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                        $ 16,953,460     $ 16,326,681     $   23,817,103     $   20,798,722
Net realized gain (loss) from:
  Investments                                                 (13,563,781)     (21,102,851)       (18,391,814)       (39,977,281)
  Call options written                                         22,261,445      (15,767,514)        20,438,733        (25,604,162)
Change in net unrealized appreciation (depreciation) of:
  Investments                                                  20,276,394       99,612,007         98,725,088        153,481,781
  Call options written                                          8,645,145       (9,209,912)         9,298,040        (11,574,115)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations          54,572,663       69,858,411        133,887,150         97,124,945
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income                                    (20,649,838)     (16,326,681)       (23,107,788)       (20,798,722)
From accumulated net realized gains                                    --               --                 --                 --
Tax return of capital                                         (45,224,870)     (49,045,844)       (94,982,869)       (96,097,991)
---------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders     (65,874,708)     (65,372,525)      (118,090,657)      (116,896,713)
---------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Offering costs adjustments                                             --           (4,982)                --            256,067
Net proceeds from shares issued to shareholders due to
  reinvestment of distributions                                 3,555,475        3,149,525          7,009,592          8,701,885
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from capital share
  transactions                                                  3,555,475        3,144,543          7,009,592          8,957,952
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                          (7,746,570)       7,630,429         22,806,085        (10,813,816)
---------------------------------------------------------------------------------------------------------------------------------
Net assets at the beginning of year                           715,679,926      708,049,497      1,214,720,830      1,225,534,646
---------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                $707,933,356     $715,679,926      1,237,526,915     $1,214,720,830
---------------------------------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment income
  at the end of year                                         $         --     $         --     $           --     $           --
---------------------------------------------------------------------------------------------------------------------------------

                                 See accompanying notes to financial statements.

                                                                     EQUITY PREMIUM                     EQUITY PREMIUM
                                                                     ADVANTAGE (JLA)                   AND GROWTH (JPG)
                                                              -----------------------------     ------------------------------
                                                                YEAR ENDED       YEAR ENDED       YEAR ENDED        YEAR ENDED
                                                                  12/31/07         12/31/06         12/31/07          12/31/06
------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                         $  5,736,038     $  5,044,077     $ 11,136,925     $  7,536,145
Net realized gain (loss) from:
  Investments                                                  (10,102,981)     (25,325,874)      (5,678,097)     (11,889,817)
  Call options written                                           1,293,676       (9,667,782)       8,652,428       (5,336,041)
Change in net unrealized appreciation (depreciation) of:
  Investments                                                   54,682,070       66,909,819        4,660,601       49,090,741
  Call options written                                           1,454,582       (3,099,138)       3,137,058       (3,295,248)
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations           53,063,385       33,861,102       21,908,915       36,105,780
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income                                      (5,456,558)      (5,044,077)     (13,005,997)      (8,145,953)
From accumulated net realized gains                                     --               --               --       (2,230,158)
Tax return of capital                                          (41,746,860)     (41,535,076)     (13,774,719)     (16,362,378)
------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders      (47,203,418)     (46,579,153)     (26,780,716)     (26,738,489)
------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Offering costs adjustments                                              --           38,068          (11,071)              --
Net proceeds from shares issued to shareholders due to
  reinvestment of distributions                                  4,357,324        4,481,520          614,101               --
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from capital share
  transactions                                                   4,357,324        4,519,588          603,030               --
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                           10,217,291       (8,198,463)      (4,268,771)       9,367,291
------------------------------------------------------------------------------------------------------------------------------
Net assets at the beginning of year                            474,780,708      482,979,171      323,569,006      314,201,715
------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                 $484,997,999     $474,780,708     $319,300,235     $323,569,006
------------------------------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment income
  at the end of year                                          $         --     $         --     $         --     $         --
------------------------------------------------------------------------------------------------------------------------------

                                 See accompanying notes to financial statements.

   Notes to

   FINANCIAL STATEMENTS

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The funds (the "Funds") covered in this report and their corresponding New York Stock Exchange symbols are Nuveen Equity Premium Income Fund (JPZ), Nuveen Equity Premium Opportunity Fund (JSN), Nuveen Equity Premium Advantage Fund
(JLA) and Nuveen Equity Premium and Growth Fund (JPG). The Funds are registered under the Investment Company Act of 1940, as amended, as diversified, closed-end management investment companies.

Each Fund seeks to provide a high level of current income and gains by investing primarily in a diversified equity portfolio that seeks to substantially replicate price movements of either the Standard & Poor's 500 Stock Index or a weighted average of the Standard & Poor's 500 Stock Index and the NASDAQ-100 Index and is designed to support the Funds' index option strategies. On November 21, 2007, the Funds announced their intention to begin gradually phasing out the put option component of their investment strategy. The Funds will continue to follow their integrated stock-call option strategy, buying stocks and selling index call options in pursuit of attractive distributions and more stable returns than an all-equity portfolio.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Investment Valuation

Exchange-listed securities are generally valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the mean of the closing bid and asked prices. Securities traded on Nasdaq are valued at the Nasdaq Official Closing Price. The value of options written are based on the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. If the pricing service is unable to supply a price for an investment or derivative instrument the Funds may use a market quote provided by a major broker/dealer in such investments. If it is determined that the market price for an investment or derivative instrument is unavailable or inappropriate, the Board of Trustees of the Funds, or its designee, may establish fair value in accordance with procedures established in good faith by the Board of Trustees. Short-term investments are valued at amortized cost, which approximates market value.

Index options are generally valued at the average of the closing bid and asked quotations. The close of trading of index options traded on the Chicago Board Options Exchange normally occurs at 4:15 ET, which is different from the normal 4:00 ET close of the NYSE (the time of day as of which each Fund's NAV is calculated). Under normal market circumstances, closing index option quotations are considered to reflect the index option contract values as of the close of the NYSE and will be used to value the option contracts. However, a significant change in the S&P 500 or NASDAQ-100 futures contracts between the NYSE close and the options market close will be considered as an indication that closing market quotations for index options do not reflect the value of the contracts as of the stock market close. In the event of such a significant change, the Board of Trustees, or its designee, will determine a fair value for the options. Any such fair valuation will likely take into account any information that may be available about the actual trading price of the affected option as of 4:00 ET, and if no such information is reliably available, the fair valuation of the option may take into account various option pricing methodologies, as determined to be appropriate under the circumstances.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.

Option Transactions

Each Fund is authorized to purchase index put options and write (sell) index call options. The purchase of put options involves the risk of loss of all or part of the cash paid for the options. Put options purchased are accounted for in the same manner as portfolio securities. The risk associated with purchasing options is limited to the premium paid.

When the Funds write a call option, an amount equal to the net premium received (the premium less commission) is recorded as a liability and is subsequently adjusted to reflect the current value of the written option until the option expires or the Funds enter into a closing purchase transaction. When a call option expires or the Funds enter into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on effecting a closing purchase transaction, including commission, is treated as a net realized gain on option contracts written or, if the net premium received is less than the amount paid, as a net realized loss on option contracts written. The Funds, as writers of a call option, bear the risk of an unfavorable change in the market value of the security or index underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Federal Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Each Fund intends to distribute substantially all of its investment company taxable income to shareholders. In any year when the Funds realize net capital gains, each Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

Effective June 29, 2007, the Funds adopted Financial Accounting Standards Board
(FASB) Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN
48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether it is "more-likely-than-not" (i.e. greater than 50-percent) of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold may result in a tax benefit or expense in the current year.

Implementation of FIN 48 required management of the Funds to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions, which includes federal and certain states. Open tax years are those that are open for examination by taxing authorities (i.e. the last four tax year ends and the interim tax period since then). The Funds have no examinations in progress.

For all open tax years and all major taxing jurisdictions through the end of the reporting period, management of the Funds has reviewed all tax positions taken or expected to be taken in the preparation of the Funds' tax returns and concluded the adoption of FIN 48 resulted in no impact to the Funds' net assets or results of operations as of and during the fiscal year ended December 31, 2007.

The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal corporate income tax regulations, which may differ from accounting principles generally accepted in the United States.

The Funds make quarterly cash distributions to shareholders of a stated dollar amount per share. Subject to approval and oversight by the Funds' Board of Trustees, each Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of each Fund's investment strategy through regular quarterly distributions (a "Managed Distribution Program"). Total distributions during a calendar year generally will be made from each Fund's net investment income, net realized capital gains and net unrealized capital gains in the Fund's portfolio, if any. The portion of distributions paid from net unrealized gains, if any, would be distributed from the Fund's assets and would be treated by shareholders as a non-taxable distribution for tax purposes. In the event that total distributions during a calendar year exceed a Fund's total return on net asset value, the difference will be treated as a return of capital for tax purposes and will reduce net asset value per share. If a Fund's total return on net asset value exceeds total distributions during a calendar year, the excess will be reflected as an increase in net asset value per share. The final determination of the source and character of all distributions for the fiscal year are made after the end of the fiscal year and are reflected in the accompanying financial statements.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Funds' policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which the Funds overdraw their account at the custodian bank.

Indemnifications

Under the Funds' organizational documents, their Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would

   Notes to
   FINANCIAL STATEMENTS (continued)

involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES

Transactions in shares were as follows:

                                                             EQUITY PREMIUM                          EQUITY PREMIUM
                                                              INCOME (JPZ)                         OPPORTUNITY (JSN)
                                                   ----------------------------------      ----------------------------------
                                                             YEAR                YEAR                YEAR                YEAR
                                                            ENDED               ENDED               ENDED               ENDED
                                                         12/31/07            12/31/06            12/31/07            12/31/06
-----------------------------------------------------------------------------------------------------------------------------
Shares issued to shareholders due
  to reinvestment of distributions                       191,170             169,642             381,737              476,189
-----------------------------------------------------------------------------------------------------------------------------

                                                             EQUITY PREMIUM                          EQUITY PREMIUM
                                                            ADVANTAGE (JLA)                         AND GROWTH (JPG)
                                                   ----------------------------------      ----------------------------------
                                                             YEAR                YEAR                YEAR                YEAR
                                                            ENDED               ENDED               ENDED               ENDED
                                                         12/31/07            12/31/06            12/31/07            12/31/06
-----------------------------------------------------------------------------------------------------------------------------
Shares issued to shareholders due
  to reinvestment of distributions                       236,789             245,272              31,102                   --
-----------------------------------------------------------------------------------------------------------------------------

3. INVESTMENT TRANSACTIONS

Purchases and sales (excluding put options, call options written and short-term investments) during the fiscal year ended December 31, 2007, were as follows:

                                                               EQUITY              EQUITY              EQUITY              EQUITY
                                                              PREMIUM             PREMIUM             PREMIUM             PREMIUM
                                                               INCOME         OPPORTUNITY           ADVANTAGE          AND GROWTH
                                                                (JPZ)               (JSN)               (JLA)               (JPG)
---------------------------------------------------------------------------------------------------------------------------------
Purchases                                                $47,775,658         $53,717,727         $15,561,749          $85,639,266
Sales                                                     77,368,779         151,129,101          59,003,726           84,863,808
---------------------------------------------------------------------------------------------------------------------------------

Transactions in call options written during the fiscal year ended December 31, 2007, were as follows:

                                                                 EQUITY PREMIUM                          EQUITY PREMIUM
                                                                  INCOME (JPZ)                         OPPORTUNITY (JSN)
                                                       ----------------------------------      ----------------------------------
                                                            NUMBER OF            PREMIUMS           NUMBER OF            PREMIUMS
                                                            CONTRACTS            RECEIVED           CONTRACTS            RECEIVED
---------------------------------------------------------------------------------------------------------------------------------
Outstanding, beginning of year                                 4,954         $23,418,815              15,548          $44,498,005
Call options written                                          33,741         145,596,682              90,973          255,627,669
Call options terminated in closing purchase
  transactions                                               (30,875)       (130,739,787)            (87,701)        (233,239,130)
Call options expired                                          (3,168)        (16,069,960)             (5,829)         (25,328,251)
---------------------------------------------------------------------------------------------------------------------------------
Outstanding, end of year                                       4,652         $22,205,750              12,991          $41,558,293
---------------------------------------------------------------------------------------------------------------------------------

                                                                 EQUITY PREMIUM                          EQUITY PREMIUM
                                                                ADVANTAGE (JLA)                         AND GROWTH (JPG)
                                                       ----------------------------------      ----------------------------------
                                                            NUMBER OF            PREMIUMS           NUMBER OF            PREMIUMS
                                                            CONTRACTS            RECEIVED           CONTRACTS            RECEIVED
---------------------------------------------------------------------------------------------------------------------------------
Outstanding, beginning of year                                 8,016         $19,166,900               1,754           $8,277,155
Call options written                                          41,074         102,357,396              12,361           53,193,358
Call options terminated in closing purchase
  transactions                                               (39,513)        (95,182,228)            (11,204)         (47,253,390)
Call options expired                                          (3,669)         (8,750,888)             (1,200)          (6,082,680)
---------------------------------------------------------------------------------------------------------------------------------
Outstanding, end of year                                       5,908         $17,591,180               1,711           $8,134,443
---------------------------------------------------------------------------------------------------------------------------------

4. INCOME TAX INFORMATION

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recording income, timing differences in recognizing certain gains and losses on investment transactions and the recognition of unrealized gain or loss for tax (mark-to-market) on option contracts. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At December 31, 2007, the cost of investments (including put options and excluding call options written) was as follows:

                                                              EQUITY              EQUITY              EQUITY              EQUITY
                                                             PREMIUM             PREMIUM             PREMIUM             PREMIUM
                                                              INCOME         OPPORTUNITY           ADVANTAGE          AND GROWTH
                                                               (JPZ)               (JSN)               (JLA)               (JPG)
--------------------------------------------------------------------------------------------------------------------------------
Cost of investments                                     $552,798,356        $940,194,644        $344,703,553        $272,637,567
--------------------------------------------------------------------------------------------------------------------------------

Gross unrealized appreciation and gross unrealized depreciation of investments (including put options but excluding call options written) at December 31, 2007, were as follows:

                                                              EQUITY              EQUITY              EQUITY              EQUITY
                                                             PREMIUM             PREMIUM             PREMIUM             PREMIUM
                                                              INCOME         OPPORTUNITY           ADVANTAGE          AND GROWTH
                                                               (JPZ)               (JSN)               (JLA)               (JPG)
--------------------------------------------------------------------------------------------------------------------------------
Gross unrealized:
  Appreciation                                         $192,337,202        $360,798,024        $160,692,439          $61,739,169
  Depreciation                                          (22,448,328)        (35,976,897)         (9,519,475)          (9,899,314)
--------------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of
  investments                                          $169,888,874        $324,821,127        $151,172,964          $51,839,855
--------------------------------------------------------------------------------------------------------------------------------

The tax components of undistributed net ordinary income and net long-term capital gains at December 31, 2007, the Funds' tax year end, were as follows:

                                                              EQUITY              EQUITY              EQUITY              EQUITY
                                                             PREMIUM             PREMIUM             PREMIUM             PREMIUM
                                                              INCOME         OPPORTUNITY           ADVANTAGE          AND GROWTH
                                                               (JPZ)               (JSN)               (JLA)               (JPG)
--------------------------------------------------------------------------------------------------------------------------------
Undistributed net ordinary income *                             $ --                $ --                $ --                $ --
Undistributed net long-term capital gains                         --                  --                  --                  --
--------------------------------------------------------------------------------------------------------------------------------

* Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds' tax years ended December 31, 2007 and December 31, 2006, was designated for purposes of the dividends paid deduction as follows:

                                                              EQUITY              EQUITY              EQUITY              EQUITY
                                                             PREMIUM             PREMIUM             PREMIUM             PREMIUM
                                                              INCOME         OPPORTUNITY           ADVANTAGE          AND GROWTH
2007                                                           (JPZ)               (JSN)               (JLA)               (JPG)
--------------------------------------------------------------------------------------------------------------------------------
Distributions from net ordinary income *                 $20,649,838          23,107,788           5,456,558          13,005,997
Tax return of capital                                     45,224,870          94,982,869          41,746,860          13,774,719
--------------------------------------------------------------------------------------------------------------------------------

* Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

   Notes to
   FINANCIAL STATEMENTS (continued)

                                                              EQUITY              EQUITY              EQUITY              EQUITY
                                                             PREMIUM             PREMIUM             PREMIUM             PREMIUM
                                                              INCOME         OPPORTUNITY           ADVANTAGE          AND GROWTH
2006                                                           (JPZ)               (JSN)               (JLA)               (JPG)
--------------------------------------------------------------------------------------------------------------------------------
Distributions from net ordinary income *                 $16,326,681         $20,798,722          $5,044,077          $9,032,221
Distributions from net long-term capital
  gains                                                           --                  --                  --           1,343,890
Tax return of capital                                     49,045,844          96,097,991          41,535,076          16,362,378
--------------------------------------------------------------------------------------------------------------------------------

* Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

At December 31, 2007, the Funds' tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                              EQUITY              EQUITY              EQUITY              EQUITY
                                                             PREMIUM             PREMIUM             PREMIUM             PREMIUM
                                                              INCOME         OPPORTUNITY           ADVANTAGE          AND GROWTH
                                                               (JPZ)               (JSN)               (JLA)               (JPG)
--------------------------------------------------------------------------------------------------------------------------------
Expiration year:
2013                                                     $ 2,993,379           $      --           $      --           $      --
2014                                                      48,509,922          88,351,637          49,316,814          14,840,175
2015                                                              --           9,003,505          13,730,872                  --
--------------------------------------------------------------------------------------------------------------------------------
  Total                                                  $51,503,301         $97,355,142         $63,047,686         $14,840,175
--------------------------------------------------------------------------------------------------------------------------------

5. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Each Fund's management fee is separated into two components - a complex-level component, based on the aggregate amount of all fund assets managed by Nuveen Asset Management (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. ("Nuveen"), and a specific fund-level component, based only on the amount of assets within each individual Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily Managed Assets of each Fund as follows:

                                                                   EQUITY PREMIUM INCOME (JPZ)
                                                              EQUITY PREMIUM OPPORTUNITY (JSN)
                                                                EQUITY PREMIUM ADVANTAGE (JLA)
AVERAGE DAILY MANAGED ASSETS                                               FUND-LEVEL FEE RATE
----------------------------------------------------------------------------------------------
For the first $500 million                                                              .7000%
For the next $500 million                                                               .6750
For the next $500 million                                                               .6500
For the next $500 million                                                               .6250
For Managed Assets over $2 billion                                                      .6000
----------------------------------------------------------------------------------------------

                                                              EQUITY PREMIUM AND GROWTH (JPG)
AVERAGE DAILY MANAGED ASSETS                                              FUND-LEVEL FEE RATE
---------------------------------------------------------------------------------------------
For the first $500 million                                                              .6800%
For the next $500 million                                                               .6550
For the next $500 million                                                               .6300
For the next $500 million                                                               .6050
For Managed Assets over $2 billion                                                      .5800
---------------------------------------------------------------------------------------------

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the tables below. As of December 31, 2007, the complex-level fee rate was .1846%.

Effective August 20, 2007, the complex-level fee schedule is as follows:

COMPLEX-LEVEL ASSET BREAKPOINT LEVEL (1)                      EFFECTIVE RATE AT BREAKPOINT LEVEL
------------------------------------------------------------------------------------------------
$55 billion                                                                              .2000%
$56 billion                                                                              .1996
$57 billion                                                                              .1989
$60 billion                                                                              .1961
$63 billion                                                                              .1931
$66 billion                                                                              .1900
$71 billion                                                                              .1851
$76 billion                                                                              .1806
$80 billion                                                                              .1773
$91 billion                                                                              .1691
$125 billion                                                                             .1599
$200 billion                                                                             .1505
$250 billion                                                                             .1469
$300 billion                                                                             .1445
------------------------------------------------------------------------------------------------

   Notes to
   FINANCIAL STATEMENTS (continued)

Prior to August 20, 2007, the complex-level fee schedule was as follows:

COMPLEX-LEVEL ASSET BREAKPOINT LEVEL (1)                      EFFECTIVE RATE AT BREAKPOINT LEVEL
------------------------------------------------------------------------------------------------
$55 billion                                                                              .2000%
$56 billion                                                                              .1996
$57 billion                                                                              .1989
$60 billion                                                                              .1961
$63 billion                                                                              .1931
$66 billion                                                                              .1900
$71 billion                                                                              .1851
$76 billion                                                                              .1806
$80 billion                                                                              .1773
$91 billion                                                                              .1698
$125 billion                                                                             .1617
$200 billion                                                                             .1536
$250 billion                                                                             .1509
$300 billion                                                                             .1490
------------------------------------------------------------------------------------------------

(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to preferred stock issued by or borrowings by the Nuveen funds) of Nuveen sponsored funds in the U.S.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into Sub-Advisory Agreements with Gateway Investment Advisers, L.P. ("Gateway") under which Gateway manages the investment portfolios of the Funds. Gateway is compensated for its services to the Funds from the management fees paid to the Adviser.

The Funds pay no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

For the first eight years of Equity Premium Income's (JPZ) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily Managed Assets, for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                                    YEAR ENDING
OCTOBER 31,                                                    OCTOBER 31,
-----------------------------------------------------------------------------------------------------
2004 *                            .30%                         2009                               .30%
2005                              .30                          2010                               .22
2006                              .30                          2011                               .14
2007                              .30                          2012                               .07
2008                              .30
-----------------------------------------------------------------------------------------------------

* From the commencement of operations.

The Adviser has not agreed to reimburse Equity Premium Income (JPZ) for any portion of its fees and expenses beyond October 31, 2012.

For the first eight years of Equity Premium Opportunity's (JSN) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily Managed Assets, for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                                    YEAR ENDING
JANUARY 31,                                                    JANUARY 31,
-----------------------------------------------------------------------------------------------------
2005 *                            .30%                         2010                               .30%
2006                              .30                          2011                               .22
2007                              .30                          2012                               .14
2008                              .30                          2013                               .07
2009                              .30
-----------------------------------------------------------------------------------------------------

* From the commencement of operations.

The Adviser has not agreed to reimburse Equity Premium Opportunity (JSN) for any portion of its fees and expenses beyond January 31, 2013.

For the first six years of Equity Premium Advantage's (JLA) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily Managed Assets, for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                                    YEAR ENDING
MAY 31,                                                        MAY 31,
-----------------------------------------------------------------------------------------------------
2005 *                            .20%                         2009                               .20%
2006                              .20                          2010                               .20
2007                              .20                          2011                               .10
2008                              .20
-----------------------------------------------------------------------------------------------------

* From the commencement of operations.

The Adviser has not agreed to reimburse Equity Premium Advantage (JLA) for any portion of its fees and expenses beyond May 31, 2011.

Agreement and Plan of Merger

On June 20, 2007, Nuveen Investments announced that it had entered into a definitive Agreement and Plan of Merger ("Merger Agreement") with Windy City Investments, Inc. ("Windy City"), a corporation formed by investors led by Madison Dearborn Partners, LLC ("Madison Dearborn"), pursuant to which Windy City would acquire Nuveen Investments. Madison Dearborn is a private equity investment firm based in Chicago, Illinois. The merger was consummated on November 13, 2007.

The consummation of the merger was deemed to be an "assignment" (as that term is defined in the Investment Company Act of 1940) of the investment management agreement between each Fund and the Adviser and, if applicable, the sub-advisory agreement between the Adviser and the sub-adviser of the Funds, and resulted in the automatic termination of each such agreement. The Board of Trustees of each Fund considered and approved a new investment management agreement with the Adviser, and, if applicable, a new sub-advisory agreement between the Adviser and the sub-adviser on the same terms as the previous agreements. Each new ongoing investment management agreement and sub-advisory agreement, if applicable, was approved by the shareholders of each Fund and took effect on November 13, 2007.

The investors led by Madison Dearborn includes an affiliate of Merrill Lynch. As a result, Merrill Lynch is an indirect "affiliated person" (as that term is defined in the Investment Company Act of 1940) of each Fund. Certain conflicts of interest may arise as a result of such indirect affiliation. For example, the Funds are generally prohibited from entering into principal transactions with Merrill Lynch and its affiliates. The Adviser does not believe that any such prohibitions or limitations as a result of Merrill Lynch's affiliation will significantly impact the ability of the Funds to pursue their investment objectives and policies.

Related Party Holdings

At December 31, 2007, Equity Premium Income (JPZ) and Equity Premium Advantage
(JLA) owned 26,500 and 4,909 shares, respectively, of Merrill Lynch and Co., Inc. common stock with aggregate market values of $1,422,520 and $263,515, respectively. Total income earned by Equity Premium Income (JPZ) and Equity Premium Advantage (JLA) from such securities amounted to $42,245 and $15,184, respectively, and is included in dividend income on the Statement of Operations.

6. NEW ACCOUNTING PRONOUNCEMENT

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this standard relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2007, management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements included within the Statement of Operations for the period.

           Financial

           HIGHLIGHTS
         Selected data for a share outstanding throughout each period:

                                                                                     Investment Operations
                                                                    -------------------------------------------------------
                                                                                                    Net
                                                      Beginning                 Net           Realized/
                                                      Net Asset          Investment          Unrealized
                                                          Value           Income(a)         Gain (Loss)               Total
---------------------------------------------------------------------------------------------------------------------------
EQUITY PREMIUM INCOME (JPZ)
---------------------------------------------------------------------------------------------------------------------------
Year Ended 12/31:
2007                                                     $18.59                $.44     $           .98     $          1.42
2006                                                      18.48                 .43                1.39                1.82
2005                                                      19.28                 .42                 .48                 .90
2004(b)                                                   19.10                 .12                 .24                 .36
EQUITY PREMIUM OPPORTUNITY (JSN)
---------------------------------------------------------------------------------------------------------------------------
YEAR ENDED 12/31:
2007                                                      18.36                 .36                1.66                2.02
2006                                                      18.66                 .32                1.16                1.48
2005(C)                                                   19.10                 .30                 .78                1.08
EQUITY PREMIUM ADVANTAGE (JLA)
---------------------------------------------------------------------------------------------------------------------------
YEAR ENDED 12/31:
2007                                                      18.35                 .22                1.82                2.04
2006                                                      18.84                 .20                1.13                1.33
2005(D)                                                   19.10                 .10                 .60                 .70
EQUITY PREMIUM AND GROWTH (JPG)
---------------------------------------------------------------------------------------------------------------------------
YEAR ENDED 12/31:
2007                                                      19.60                 .68                 .65                1.33
2006                                                      19.04                 .46                1.72                2.18
2005(E)                                                   19.10                 .04                (.06)               (.02)
---------------------------------------------------------------------------------------------------------------------------

                                                            Less Distributions
                                               --------------------------------------------

                                                      Net                   Tax                             Ending    Ending
                                               Investment   Capital   Return of               Offering   Net Asset    Market
                                                   Income     Gains     Capital       Total      Costs       Value     Value
---------------------------------------------------------------------------------------------------------------------------
EQUITY PREMIUM INCOME (JPZ)
---------------------------------------------------------------------------------------------------------------------------
Year Ended 12/31:
2007                                              $(.54)    $    --    $ (1.17)   $   (1.71)  $    --      $18.30    $ 16.41
2006                                               (.43)         --      (1.28)       (1.71)       --**     18.59      19.22
2005                                               (.40)         --      (1.30)       (1.70)       --**     18.48      17.38
2004(b)                                            (.15)         --         --*        (.15)     (.03)      19.28      20.25
EQUITY PREMIUM OPPORTUNITY (JSN)
---------------------------------------------------------------------------------------------------------------------------
YEAR ENDED 12/31:
2007                                               (.35)         --      (1.43)       (1.78)       --       18.60    $ 16.34
2006                                               (.32)         --      (1.46)       (1.78)       --**     18.36      18.62
2005(C)                                            (.30)       (.15)     (1.05)       (1.50)     (.02)      18.66      17.39
EQUITY PREMIUM ADVANTAGE (JLA)
---------------------------------------------------------------------------------------------------------------------------
YEAR ENDED 12/31:
2007                                               (.21)         --      (1.61)       (1.82)       --       18.57    $ 16.45
2006                                               (.20)         --      (1.62)       (1.82)       --**     18.35      19.20
2005(D)                                            (.10)       (.13)      (.69)        (.92)     (.04)      18.84      17.56
EQUITY PREMIUM AND GROWTH (JPG)
---------------------------------------------------------------------------------------------------------------------------
YEAR ENDED 12/31:
2007                                               (.79)         --       (.83)       (1.62)       --**     19.31    $ 17.13
2006                                               (.49)       (.14)      (.99)       (1.62)       --       19.60      19.38
2005(E)                                              --          --         --           --      (.04)      19.04      17.25
---------------------------------------------------------------------------------------------------------------------------

*    Per share Tax Return of Capital rounds to less than $.01 per share.
**    Per share Offering Costs rounds to less than $.01 per share.
*** Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period takes place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

      Total Return on Net Asset Value is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.
**** After custodian fee credit and expense reimbursement, where applicable. ***** Annualized.
(a) Per share Net Investment Income is calculated using the average daily shares method.
(b) For the period October 26, 2004 (commencement of operations) through December 31, 2004.
(c) For the period January 26, 2005 (commencement of operations) through December 31, 2005.
(d) For the period May 25, 2005 (commencement of operations) through December 31, 2005.
(e) For the period November 22, 2005 (commencement of operations) through December 31, 2005.

                                                                 Ratios/Supplemental Data
                            --------------------------------------------------------------------------------------------------
                                         Ratios to Average Net Assets Before   Ratios to Average Net Assets After
        Total Returns                           Credit/Reimbursement                Credit/Reimbursement****
     --------------------                -----------------------------------   -----------------------------------
                    Based
         Based         on
            on        Net       Ending                                   Net                                   Net   Portfolio
        Market      Asset   Net Assets                            Investment                            Investment    Turnover
      Value***   Value***        (000)          Expenses              Income          Expenses              Income        Rate
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
         (6.07)%    7.80%     $707,933           .95%               2.05%              .65%               2.35%              7%
         21.30     10.22       715,680           .96                1.99               .66                2.30              23
         (6.12)     4.88       708,049           .96                1.93               .65                2.25              29
          1.96      1.68       723,894          1.07*****           3.49*****          .73*****           3.82*****          1
------------------------------------------------------------------------------------------------------------------------------
         (3.03)    11.35     1,237,527           .94                1.62               .64                1.93               4
         17.86      8.28     1,214,721           .95                1.41               .65                1.72               8
         (5.90)     5.65     1,225,535           .95*****           1.40*****          .63*****           1.72*****         16
------------------------------------------------------------------------------------------------------------------------------
         (5.15)    11.50       484,998           .98                 .99               .78                1.19               3
         20.52      7.35       474,781           .99                 .85               .78                1.06              26
         (7.87)     3.43       482,979          1.01*****            .71*****          .78*****            .93*****          9
------------------------------------------------------------------------------------------------------------------------------
         (3.55)     6.86       319,300           .95                3.40               .95                3.40              26
         22.68     11.90       323,569           .96                2.34               .93                2.37              37
        (13.75)     (.31)      314,202          1.11*****           2.08*****         1.11*****           2.08*****         --
------------------------------------------------------------------------------------------------------------------------------

                                 See accompanying notes to financial statements.

                            BOARD MEMBERS & OFFICERS

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Fund is currently set at eight. None of the board members who are not interested persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

NAME, BIRTHDATE             POSITION(S) HELD WITH   YEAR FIRST   NUMBER OF PORTFOLIOS
& ADDRESS                   THE FUNDS               ELECTED OR   IN FUND COMPLEX       PRINCIPAL OCCUPATION(S)
                                                    APPOINTED    OVERSEEN BY           INCLUDING OTHER DIRECTORSHIPS
                                                    AND TERM(2)  BOARD MEMBER          DURING PAST 5 YEARS
BOARD MEMBER WHO IS AN INTERESTED PERSON OF THE FUNDS:
- TIMOTHY R.
  SCHWERTFEGER(1)
  3/28/49                   Chairman of             1994                               Former director
  333 W. Wacker Drive       the Board and           CLASS I                            (1994-November 12, 2007),
  Chicago, IL 60606         Board Member                                               Chairman (1996-June 30,
                                                                                       2007), Non-Executive Chairman
                                                                                       (July 1, 2007-November 12,
                                                                                       2007) and Chief Executive
                                                                         184           Officer (1996-June 30, 2007)
                                                                                       of Nuveen Investments, Inc.
                                                                                       and Nuveen Asset Management
                                                                                       and certain other subsidi-
                                                                                       aries of Nuveen Investments,
                                                                                       Inc.; formerly, Director
                                                                                       (1992-2006) of Institutional
                                                                                       Capital Corporation.
BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS:
- ROBERT P. BREMNER
  8/22/40                   Lead                    1997                 184           Private Investor and
  333 W. Wacker Drive       Independent             CLASS III                          Management Consultant.
  Chicago, IL 60606         Board member
- JACK B. EVANS
  10/22/48                                          1999                               President, The Hall-Perrine
  333 W. Wacker Drive       Board member            CLASS III                          Foundation, a private philan-
  Chicago, IL 60606                                                                    thropic corporation (since
                                                                                       1996); Director and Vice
                                                                                       Chairman, United Fire Group,
                                                                                       a publicly held company;
                                                                                       Member of the Board of
                                                                                       Regents for the State of Iowa
                                                                                       University System; Director,
                                                                                       Gazette Companies; Life
                                                                                       Trustee of Coe College and
                                                                         184           Iowa College Foundation;
                                                                                       Member of the Advisory
                                                                                       Council of the Department of
                                                                                       Finance in the Tippie College
                                                                                       of Business, University of
                                                                                       Iowa; formerly, Director,
                                                                                       Alliant Energy; formerly,
                                                                                       Director, Federal Reserve
                                                                                       Bank of Chicago; formerly,
                                                                                       President and Chief Operating
                                                                                       Officer, SCI Financial Group,
                                                                                       Inc., a regional financial
                                                                                       services firm.
- WILLIAM C. HUNTER
  3/6/48                                            2004                               Dean, Tippie College of
  333 W. Wacker Drive       Board member            CLASS II                           Business, University of Iowa
  Chicago, IL 60606                                                                    (since July 2006); formerly,
                                                                                       Dean and Distinguished
                                                                                       Professor of Finance, School
                                                                                       of Business at the Univer-
                                                                                       sity of Connecticut
                                                                                       (2003-2006); previously,
                                                                                       Senior Vice President and
                                                                                       Director of Research at the
                                                                         184           Federal Reserve Bank of
                                                                                       Chicago (1995-2003); Director
                                                                                       (since 1997), Credit Research
                                                                                       Center at George Washington
                                                                                       University; Director (since
                                                                                       2004) of Xerox Corporation;
                                                                                       Director (since 2005), Beta
                                                                                       Gamma Sigma International
                                                                                       Honor Society; Director, SS&C
                                                                                       Technologies, Inc. (May
                                                                                       2005-October 2005).

NAME, BIRTHDATE             POSITION(S) HELD WITH   YEAR FIRST   NUMBER OF PORTFOLIOS
& ADDRESS                   THE FUNDS               ELECTED OR   IN FUND COMPLEX       PRINCIPAL OCCUPATION(S)
                                                    APPOINTED    OVERSEEN BY           INCLUDING OTHER DIRECTORSHIPS
                                                    AND TERM(2)  BOARD MEMBER          DURING PAST 5 YEARS
BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS (CONTINUED):
- DAVID J. KUNDERT
  10/28/42                                          2005                               Director, Northwestern Mutual
  333 W. Wacker Drive       Board member            CLASS II                           Wealth Management Company;
  Chicago, IL 60606                                                                    Retired (since 2004) as
                                                                                       Chairman, JPMorgan Fleming
                                                                                       Asset Management, President
                                                                                       and CEO, Banc One Investment
                                                                                       Advisors Corporation, and
                                                                                       President, One Group Mutual
                                                                                       Funds; prior thereto,
                                                                                       Executive Vice President,
                                                                         182           Banc One Corporation and
                                                                                       Chairman and CEO, Banc One
                                                                                       Investment Management Group;
                                                                                       Member, Board of Regents,
                                                                                       Luther College; member of the
                                                                                       Wisconsin Bar Association;
                                                                                       member of Board of Directors,
                                                                                       Friends of Boerner Botanical
                                                                                       Gardens; member of Investment
                                                                                       Committee, Greater Milwaukee
                                                                                       Foundation.
- WILLIAM J. SCHNEIDER
  9/24/44                                           1997                               Chairman of Miller-Valentine
  333 W. Wacker Drive       Board member            CLASS III                          Partners Ltd., a real estate
  Chicago, IL 60606                                                                    investment company, formerly,
                                                                                       Senior Partner and Chief
                                                                         184           Operating Officer (retired,
                                                                                       2004); Director, Dayton
                                                                                       Development Coalition;
                                                                                       formerly, Member, Business
                                                                                       Advisory Council, Cleveland
                                                                                       Federal Reserve Bank.
- JUDITH M. STOCKDALE
  12/29/47                                          1997                               Executive Director, Gaylord
  333 W. Wacker Drive       Board member            CLASS I                            and Dorothy Donnelley
  Chicago, IL 60606                                                                    Foundation (since 1994);
                                                                         184           prior thereto, Executive
                                                                                       Director, Great Lakes
                                                                                       Protection Fund (from 1990 to
                                                                                       1994).
- CAROLE E. STONE
  6/28/47                                           2007                               Director, Chicago Board
  333 W. Wacker Drive       Board member            CLASS I                            Options Exchange (since
  Chicago, IL 60606                                                                    2006); Chair New York Racing
                                                                                       Association Oversight Board
                                                                                       (2005-12/2007); Commissioner,
                                                                                       New York State Commission on
                                                                                       Public Authority Reform
                                                                         184           (since 2005); formerly
                                                                                       Director, New York State
                                                                                       Division of the Budget
                                                                                       (2000-2004), Chair, Public
                                                                                       Authorities Control Board
                                                                                       (2000-2004) and Director,
                                                                                       Local Government Assistance
                                                                                       Corporation (2000-2004).

NAME, BIRTHDATE             POSITION(S) HELD WITH                 NUMBER OF PORTFOLIOS
& ADDRESS                   THE FUNDS               YEAR FIRST    IN FUND COMPLEX       PRINCIPAL
                                                    ELECTED OR    OVERSEEN              OCCUPATION(S)
                                                    APPOINTED(4)  BY OFFICER            DURING PAST 5 YEARS
OFFICERS OF THE FUND:
- GIFFORD R. ZIMMERMAN
  9/9/56                    Chief                                                       Managing Director (since
  333 W. Wacker Drive       Administrative          1988                                2002), Assistant
  Chicago, IL 60606         Officer                                                     Secretary and Associate
                                                                                        General Counsel,
                                                                                        formerly, Vice President
                                                                                        and Assistant General
                                                                                        Counsel, of Nuveen
                                                                                        Investments, LLC;
                                                                                        Managing Director (since
                                                                                        2002), Associate General
                                                                                        Counsel and Assistant
                                                                                        Secretary, of Nuveen
                                                                                        Asset Management; Vice
                                                                                        President and Assistant
                                                                                        Secretary of NWQ
                                                                                        Investment Management
                                                                                        Company, LLC. (since
                                                                                        2002), Nuveen Investments
                                                                                        Advisers Inc. (since
                                                                                        2002), Symphony Asset
                                                                                        Management LLC, and NWQ
                                                                          184           Investment Management
                                                                                        Company, LLC (since
                                                                                        2003), Tradewinds Global
                                                                                        Investors, LLC, and Santa
                                                                                        Barbara Asset Management,
                                                                                        LLC (since 2006); Nuveen
                                                                                        HydePark Group LLC and
                                                                                        Richards & Tierney, Inc.
                                                                                        (since 2007); Managing
                                                                                        Director, Associate
                                                                                        General Counsel and
                                                                                        Assistant Secretary of
                                                                                        Rittenhouse Asset
                                                                                        Management, Inc. (since
                                                                                        2003); Managing Director
                                                                                        (since 2004) and
                                                                                        Assistant Secretary
                                                                                        (since 1994) of Nuveen
                                                                                        Investments, Inc.,
                                                                                        Assistant Secretary
                                                                                        (since 2003) of Symphony
                                                                                        Asset Management LLC.
- WILLIAM ADAMS IV
  6/9/55                                                                                Executive Vice President,
  333 W. Wacker Drive       Vice President          2007                                U.S. Structured Products
  Chicago, IL 60606                                                                     of Nuveen Investments,
                                                                          120           LLC, (since 1999), prior
                                                                                        thereto, Managing
                                                                                        Director of Structured
                                                                                        Investments.
- JULIA L. ANTONATOS
  9/22/63                                                                               Managing Director (since
  333 W. Wacker Drive       Vice President          2004                                2005), formerly Vice
  Chicago, IL 60606                                                       184           President (2002-2005) of
                                                                                        Nuveen Investments, LLC;
                                                                                        Chartered Financial
                                                                                        Analyst.
- CEDRIC H. ANTOSIEWICZ
  1/11/62                                                                               Managing Director, (since
  333 W. Wacker Drive       Vice President          2007                  120           2004) previously, Vice
  Chicago, IL 60606                                                                     President (1993-2004) of
                                                                                        Nuveen Investments, LLC.
- MICHAEL T. ATKINSON
  2/3/66                    Vice President                                              Vice President (since
  333 W. Wacker Drive       and Assistant           2000                  184           2002) of Nuveen
  Chicago, IL 60606         Secretary                                                   Investments, LLC.
- PETER H. D'ARRIGO
  11/28/67                                                                              Vice President and
  333 W. Wacker Drive       Vice President          1999                                Treasurer of Nuveen
  Chicago, IL 60606                                                                     Investments, LLC and
                                                                                        Nuveen Investments, Inc.;
                                                                                        Vice President and
                                                                                        Treasurer of Nuveen Asset
                                                                                        Management (since 2002),
                                                                                        Nuveen Investments
                                                                                        Advisers Inc. (since
                                                                                        2002); NWQ Investment
                                                                                        Management Company, LLC.
                                                                                        (since 2002); Rittenhouse
                                                                                        Asset Management, Inc.
                                                                                        (since 2003), Tradewinds
                                                                                        NWQ Global Investors, LLC
                                                                          184           (since 2006), Santa
                                                                                        Barbara Asset Management,
                                                                                        LLC (since 2006) and
                                                                                        Nuveen HydePark Group,
                                                                                        LLC and Richards &
                                                                                        Tierney, Inc. (since
                                                                                        2007); Treasurer of
                                                                                        Symphony Asset Management
                                                                                        LLC (since 2003);
                                                                                        formerly, Vice President
                                                                                        and Treasurer (1999-2004)
                                                                                        of Nuveen Advisory Corp.
                                                                                        and Nuveen Institutional
                                                                                        Advisory Corp.(3),
                                                                                        Chartered Financial
                                                                                        Analyst.

NAME, BIRTHDATE             POSITION(S) HELD WITH                 NUMBER OF PORTFOLIOS
& ADDRESS                   THE FUNDS               YEAR FIRST    IN FUND COMPLEX       PRINCIPAL
                                                    ELECTED OR    OVERSEEN              OCCUPATION(S)
                                                    APPOINTED(4)  BY OFFICER            DURING PAST 5 YEARS
OFFICERS OF THE FUND (CONTINUED):
- LORNA C. FERGUSON
  10/24/45                                                                              Managing Director (since
  333 W. Wacker Drive       Vice President          1998                                2004), formerly, Vice
  Chicago, IL 60606                                                                     President of Nuveen
                                                                                        Investments, LLC,
                                                                                        Managing Director (2004)
                                                                          184           formerly, Vice President
                                                                                        (1998-2004) of Nuveen
                                                                                        Advisory Corp. and Nuveen
                                                                                        Institutional Advisory
                                                                                        Corp.(3); Managing
                                                                                        Director (since 2005) of
                                                                                        Nuveen Asset Management.
- STEPHEN D. FOY
  5/31/54                   Vice President                                              Vice President (since
  333 W. Wacker Drive       and Controller          1998                                1993) and Funds
  Chicago, IL 60606                                                                     Controller (since 1998)
                                                                                        of Nuveen Investments,
                                                                                        LLC; Vice President
                                                                                        (since 2005) of Nuveen
                                                                          184           Asset Management;
                                                                                        formerly, Vice President
                                                                                        and Funds Controller
                                                                                        (1998-2004) of Nuveen
                                                                                        Investments, Inc.;
                                                                                        Certified Public
                                                                                        Accountant.
- WALTER M. KELLY
  2/24/70                   Chief Compliance                                            Vice President (since
  333 W. Wacker Drive       Officer and             2003                                2006) formerly, Assistant
  Chicago, IL 60606         Vice President                                              Vice President and
                                                                                        Assistant General Counsel
                                                                                        (2003-2006) of Nuveen
                                                                                        Investments, LLC;
                                                                          184           Assistant Vice President
                                                                                        and Assistant Secretary
                                                                                        of the Nuveen Funds
                                                                                        (2003-2006); previously,
                                                                                        Associate (2001-2003) at
                                                                                        the law firm of
                                                                                        VedderPrice P.C.
- DAVID J. LAMB
  3/22/63                                                                               Vice President (since
  333 W. Wacker Drive       Vice President          2000                                2000) of Nuveen
  Chicago, IL 60606                                                       184           Investments, LLC;
                                                                                        Certified Public
                                                                                        Accountant.
- TINA M. LAZAR
  8/27/61                                                                               Vice President of Nuveen
  333 W. Wacker Drive       Vice President          2002                  184           Investments, LLC (since
  Chicago, IL 60606                                                                     1999).
- LARRY W. MARTIN
  7/27/51                   Vice President                                              Vice President, Assistant
  333 W. Wacker Drive       and Assistant           1988                                Secretary and Assistant
  Chicago, IL 60606         Secretary                                                   General Counsel of Nuveen
                                                                                        Investments, LLC;
                                                                                        formerly, Vice President
                                                                                        and Assistant Secretary
                                                                                        of Nuveen Advisory Corp.
                                                                                        and Nuveen Institutional
                                                                                        Advisory Corp.(3); Vice
                                                                                        President (since 2005)
                                                                                        and Assistant Secretary
                                                                                        of Nuveen Investments,
                                                                                        Inc.; Vice President
                                                                                        (since 2005) and
                                                                                        Assistant Secretary
                                                                                        (since 1997) of Nuveen
                                                                                        Asset Management; Vice
                                                                                        President (since 2000),
                                                                                        Assistant Secretary and
                                                                          184           Assistant General Counsel
                                                                                        (since 1998) of
                                                                                        Rittenhouse Asset
                                                                                        Management, Inc.; Vice
                                                                                        President and Assistant
                                                                                        Secretary of Nuveen
                                                                                        Investments Advisers Inc.
                                                                                        (since 2002); NWQ
                                                                                        Investment Management
                                                                                        Company, LLC (since
                                                                                        2002), Symphony Asset
                                                                                        Management LLC (since
                                                                                        2003), Tradewinds Global
                                                                                        Investors, LLC, Santa
                                                                                        Barbara Asset Management
                                                                                        LLC (since 2006) and of
                                                                                        Nuveen HydePark Group,
                                                                                        LLC and Richards &
                                                                                        Tierney, Inc. (since
                                                                                        2007).

NAME, BIRTHDATE             POSITION(S) HELD WITH                 NUMBER OF PORTFOLIOS
& ADDRESS                   THE FUNDS               YEAR FIRST    IN FUND COMPLEX       PRINCIPAL
                                                    ELECTED OR    OVERSEEN              OCCUPATION(S)
                                                    APPOINTED(4)  BY OFFICER            DURING PAST 5 YEARS
OFFICERS OF THE FUND (CONTINUED):
- KEVIN J. MCCARTHY
  3/26/66                   Vice President                                              Vice President, Nuveen
  333 W. Wacker Drive       and Secretary           2007                                Investments, LLC (since
  Chicago, IL 60606                                                                     2007); Vice President,
                                                                                        and Assistant Secretary,
                                                                                        Nuveen Asset Management,
                                                                                        Rittenhouse Asset
                                                                                        Management, Inc., Nuveen
                                                                                        Investment Advisers Inc.,
                                                                                        Nuveen Investment
                                                                                        Institutional Services
                                                                                        Group LLC, NWQ Investment
                                                                                        Management Company, LLC,
                                                                                        Tradewinds Global Inves-
                                                                          184           tors LLC, NWQ Holdings,
                                                                                        LLC, Symphony Asset
                                                                                        Management LLC, Santa
                                                                                        Barbara Asset Management
                                                                                        LLC, Nuveen HydePark
                                                                                        Group, LLC and Richards &
                                                                                        Tierney, Inc. (since
                                                                                        2007); Vice President and
                                                                                        Assistant General
                                                                                        Counsel, Nuveen
                                                                                        Investments, Inc. (since
                                                                                        2007). prior thereto,
                                                                                        Partner, Bell, Boyd &
                                                                                        Lloyd LLP (1997-2007).
- JOHN V. MILLER
  4/10/67                                                                               Managing Director (since
  333 W. Wacker Drive       Vice President          2007                                2007), formerly, Vice
  Chicago, IL 60606                                                       184           President (2002-2007) of
                                                                                        Nuveen Investments, LLC;
                                                                                        Chartered Financial
                                                                                        Analyst.
- JAMES F. RUANE
  7/3/62                    Vice President                                              Vice President, Nuveen
  333 W. Wacker Drive       and Assistant           2007                                Investments (since 2007);
  Chicago, IL 60606         Secretary                                                   prior thereto, Partner,
                                                                          184           Deloitte & Touche USA LLP
                                                                                        (since 2005), formerly,
                                                                                        senior tax manager (since
                                                                                        2002); Certified Public
                                                                                        Accountant.
- MARK L. WINGET
  12/21/68                  Vice President                                              Vice President, Nuveen
  333 W. Wacker Drive       and Assistant           2008                                Investments, LLC (since
  Chicago, IL 60606         Secretary                                                   2008); Vice President and
                                                                                        Assistant Secretary,
                                                                                        Nuveen Asset Management,
                                                                                        Rittenhouse Asset
                                                                                        Management, Inc., Nuveen
                                                                                        Investment Advisers Inc.,
                                                                                        Nuveen Investment
                                                                                        Institutional Services
                                                                                        Group LLC, NWQ Investment
                                                                                        Management Company, LLC,
                                                                                        Tradewinds Global Inves-
                                                                          184           tors, LLC, NWQ Holdings,
                                                                                        LLC, Symphony Asset
                                                                                        Management LLC, Santa
                                                                                        Barbara Asset Management,
                                                                                        LLC, Nuveen HydePark
                                                                                        Group, LLC and Richards &
                                                                                        Tierney, Inc. (since
                                                                                        2008); Vice President and
                                                                                        Assistant General
                                                                                        Counsel, Nuveen
                                                                                        Investments Inc. (since
                                                                                        2008); prior thereto,
                                                                                        Counsel, VedderPrice P.C.
                                                                                        (1997-2007).

(1) Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, by reason of being the former Chairman and Chief Executive Officer of Nuveen Investments, Inc. and having previously served in various other capacities with Nuveen Investments, Inc. and its subsidiaries. It is expected that Mr. Schwertfeger will resign from the Board of Trustees by the end of the second quarter of 2008.
(2) Board Members serve three year terms. The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.
(3) Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.
(4) Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Reinvest Automatically
   EASILY and CONVENIENTLY

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

NUVEEN CLOSED-END FUNDS DIVIDEND REINVESTMENT PLAN

Your Nuveen Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Glossary of
TERMS USED in this REPORT

Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Market Yield (also known as Dividend Yield or Current Yield): Market yield is based on the Fund's current annualized quarterly distribution divided by the Fund's current market price. The Fund's quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a tax return of capital.

Net Asset Value (NAV): A Fund's NAV per share is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

                                                                        NOTES

                                                                        NOTES

                                                                        NOTES

   OTHER USEFUL INFORMATION
QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION
Each Fund's (i) quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, 2007, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.
You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 450 Fifth Street NW, Washington, D.C. 20549.
CEO Certification Disclosure
Each Fund's Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.
Each Fund has filed with the Securities and Exchange Commission the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.
Distribution Information
Nuveen Equity Premium Income Fund (JPZ), Nuveen Equity Premium Opportunity Fund
(JSN), Nuveen Equity Premium Advantage Fund (JLA) and Nuveen Equity Premium and Growth Fund (JPG) designate 82.51%, 100.00%, 100.00% and 63.82%, respectively, of dividends paid from ordinary income as dividends qualifying for the 70% dividends received deduction for corporations and 91.61%, 100.00%, 100.00% and 93.58%, respectively, as qualified dividend income for individuals under the
Section 1(h)(11) of the Internal Revenue Code.

Board of Trustees
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale
Carol E. Stone

Fund Manager
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

Custodian
State Street Bank & Trust Company
Boston, MA

Transfer Agent and
Shareholder Services
State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel
Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm
PriceWaterhouseCoopers LLP
Chicago, IL

Each Fund intends to repurchase shares of its own common stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the period covered by this report. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments:
-----------------------------------------------------------------------
SERVING INVESTORS FOR GENERATIONS
Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility. Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.
We offer many different investing solutions for our clients' different needs. Managing $170 billion in assets, as of September 30, 2007, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under six distinct brands: Nuveen, a leader in fixed-income investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; Symphony, a leading institutional manager of market-neutral alternative investment portfolios; Santa Barbara, a leader in growth equities; and Tradewinds, a leader in global equities.
Find out how we can help you reach your financial goals.
To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest.
Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
                                                                     EAN-D-1207D

Learn more about Nuveen Funds at:   WWW.NUVEEN.COM/CEF
                                    Share prices
                                    Fund details
                                    Daily financial news
                                    Investor education
                                    Interactive planning tools

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. [There were no amendments to or waivers from the Code during the period covered by this report.] The registrant has posted the code of ethics on its website at www.nuveen.com/etf. (To view the code, click on the Shareholder Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors (the "Board") determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Jack B. Evans, Chairman of the Audit Committee, who is "independent" for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser ("SCI"). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the "CFO") and actively supervised the CFO's preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI's financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                     Nuveen Equity Premium and Growth Fund

The following tables show the amount of fees that PricewaterhouseCoopers, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with PricewaterhouseCoopers the Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

               SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND

                                       AUDIT FEES BILLED   AUDIT-RELATED FEES   TAX FEES BILLED   ALL OTHER FEES
FISCAL YEAR ENDED                         TO FUND (1)      BILLED TO FUND (2)     TO FUND (3)     BILLED TO FUND
-----------------                      -----------------   ------------------   ---------------   --------------
December 31, 2007                          $17,770                 $0                  $0                $0
                                           -------                ---                 ---               ---
Percentage approved pursuant to
   pre-approval exception                        0%                 0%                  0%                0%
                                           -------                ---                 ---               ---
December 31, 2006                          $16,367                 $0                  $0                $0
                                           -------                ---                 ---               ---
Percentage approved pursuant to
   pre-approval exception                        0%                 0%                  0%                0%

(1) "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2) "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees".

(3) "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.


                 SERVICES THAT THE FUND'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by PricewaterhouseCoopers to Nuveen Asset Management ("NAM" or the "Adviser"), and any entity controlling, controlled by or under common control with NAM ("Control Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to PricewaterhouseCoopers by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and
(C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.

                                        AUDIT-RELATED FEES    TAX FEES BILLED      ALL OTHER FEES
                                        BILLED TO ADVISER      TO ADVISER AND    BILLED TO ADVISER
                                       AND AFFILIATED FUND    AFFILIATED FUND   AND AFFILIATED FUND
FISCAL YEAR ENDED                       SERVICE PROVIDERS    SERVICE PROVIDERS   SERVICE PROVIDERS
-----------------                      -------------------   -----------------  -------------------
December 31, 2007                               $0                   $0                  $0
                                               ---                  ---                 ---
Percentage approved pursuant to
   pre-approval exception                        0%                   0%                  0%
                                               ---                  ---                 ---
December 31, 2006                               $0                   $0                  $0
                                               ---                  ---                 ---
Percentage approved pursuant to
   pre-approval exception                        0%                   0%                  0%

                               NON-AUDIT SERVICES

The following table shows the amount of fees that PricewaterhouseCoopers billed during the Fund's last two full fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee is required to pre-approve non-audit services that PricewaterhouseCoopers provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the de minimis exception described above). The Audit Committee requested and received information from PricewaterhouseCoopers about any non-audit services that PricewaterhouseCoopers rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PricewaterhouseCoopers independence.

                                                                TOTAL NON-AUDIT FEES
                                                               BILLED TO ADVISER AND
                                                              AFFILIATED FUND SERVICE      TOTAL NON-AUDIT FEES
                                                               PROVIDERS (ENGAGEMENTS     BILLED TO ADVISER AND
                                                              RELATED DIRECTLY TO THE    AFFILIATED FUND SERVICE
                                       TOTAL NON-AUDIT FEES   OPERATIONS AND FINANCIAL     PROVIDERS (ALL OTHER
FISCAL YEAR ENDED                         BILLED TO FUND       REPORTING OF THE FUND)          ENGAGEMENTS)        TOTAL
-----------------                      --------------------   ------------------------   -----------------------   -----
December 31, 2007                                $0                       $0                        $0               $0
December 31, 2006                                $0                       $0                        $0               $0

"Non-Audit Fees billed to Adviser" for both fiscal year ends represent "Tax Fees" billed to Adviser in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Jack B. Evans, David J. Kundert and William J. Schneider. Mr. Eugene S. Sunshine, who also served as a member of the Committee during this reporting period, has resigned from the Board. His resignation became effective on July 31, 2007.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Portfolio of Investments in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Adviser has engaged Gateway Investment Advisers, LLC (formerly known as Gateway Investment Advisers, L.P.) ("Gateway" or the "Sub-Adviser") as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has also delegated to the Sub-Adviser the full responsibility for proxy voting and related duties in accordance with the Sub-Adviser's policy and procedures. The Adviser periodically will monitor the Sub-Adviser's voting to ensure that they are carrying out their duties. The Sub-Adviser's proxy voting policies and procedures are summarized as follows:

The SEC has issued regulations with respect to proxy voting for all registered investment advisers and their clients. To meet these requirements on a client's behalf, Gateway has adopted policies as described below.

Gateway recognizes that voting rights are financial assets of a client's account and that they must be managed accordingly, with voting decisions made in the client's best interests. To that end and because of increasing complexity in administering policies in this area, Gateway has contracted with Institutional Shareholder Services, an affiliate of RiskMetrics Group ("ISS"), a nationally recognized proxy voting agent, to assist in administering client proxy votes and to provide voting recommendation on each ballot issue. ISS has developed its US Proxy Voting Manual, which provides guidelines for proxy voting that are designed to serve the best interest of investors. Effective July 1, 2003, Gateway incorporated these guidelines into its proxy voting policies and procedures and has instructed ISS to vote accordingly. Gateway's policies and procedures now reflect ISS's voting guidelines with regard to particular types of issues that my come before shareholder meetings, and also address the rare circumstances in which ISS' voting recommendations may not be followed. The procedures also describe how any conflicts of interest would be handled.

The regulations were implemented to improve corporate governance and the functioning of the free market. We support these objectives and have adopted the policies and procedures as described above to effectively represent each client's interests.

A client may obtain Gateway's full proxy voting policy upon request. For clients for whom Gateway votes proxies, a voting record for an account's respective votes can be obtained by calling or writing Gateway.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Adviser has engaged Gateway Investment Advisers, LLC (formerly known as Gateway Investment Advisers, L.P.) ("Gateway", or the "Sub-Adviser"), as sub-adviser to provide discretionary investment advisory services. The following section provides information on the portfolio managers at the Sub-Adviser.

ITEM 8 (A)(1). PORTFOLIO MANAGER BIOGRAPHIES

J. PATRICK ROGERS AND MICHAEL T. BUCKIUS- J. Patrick Rogers, CFA, and Michael T. Buckius, CFA are responsible for investing the Managed Assets of the Nuveen Equity Premium Income and Nuveen Equity Premium and Growth Funds. Mr. Rogers is Gateway's Chief Executive Officer. He joined Gateway in 1989 and has been the President and a member of the Board of Directors of Gateway since 1995. Mr. Rogers also serves as co-portfolio manager of Gateway's flagship open-end fund, the Gateway Fund. Mr. Buckius joined Gateway as Vice President and Portfolio Manager in 1999, prior to which he worked as an equity derivative sales professional at Bear Stearns & Co. and Bankers Trust Company.

ITEM 8 (A)(2). OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

As of December 31, 2007, Mr. Rogers was responsible for day-to-day management of 1 registered investment company account (excluding the Funds) having assets of approximately $4.3 billion. Mr. Buckius was not responsible for day-to-day management of any investment company accounts other than the above-referenced Nuveen Funds. Mr. Rogers and Mr. Buckius were responsible for day-to-day management of 1 other pooled investment vehicle having assets of approximately $83 million. Mr. Rogers was responsible for day-to-day management of 71 other accounts having assets of approximately $769 million in the aggregate, and Mr. Buckius was responsible for day-to-day management of 37 other accounts having assets of approximately $399 million in the aggregate. None of Messrs. Rogers or Buckius managed any accounts having a performance based investment advisory fee.

     POTENTIAL MATERIAL CONFLICTS OF INTEREST

As described above, the portfolio managers may manage other accounts with investment strategies similar to the Funds, including other investment companies and separately managed accounts. Fees earned by Gateway may vary among these accounts and the portfolio managers may personally invest in some but not all of these accounts. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming one or more of the Funds. A conflict may also exist if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but one or more of the Funds are not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by one or more of the Funds. However, Gateway believes that these risks are mitigated by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors. In addition, Gateway has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

ITEM 8 (A)(3). FUND MANAGER COMPENSATION

Messrs. Rogers and Buckius are compensated for their services by Gateway. Their compensation consists of a fixed salary, bonuses related to the financial performance of Gateway (but not based on the investment performance of any of the Funds or any other managed account, either absolutely or in relation to any benchmark), and a retirement plan.

ITEM 8 (A)(4). OWNERSHIP OF JPG SECURITIES AS OF DECEMBER 31, 2007

                            DOLLAR RANGE OF EQUITY SECURITIES
NAME OF PORTFOLIO MANAGER       BENEFICIALLY OWNED IN FUND
-------------------------   ---------------------------------
J. Patrick Rogers                         $0
Michael T. Buckius                        $0

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

      (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (17 CFR 240.13a-15(b) or 240.15d-15(b)).

      (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/etf and there were no amendments during the period covered by this report. (To view the code, click on the Shareholder Resources drop down menu box, click on Fund Governance and then Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: See Ex-99.906 CERT attached hereto.

                                    SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Equity Premium and Growth Fund
             -------------------------------------------------------

By (Signature and Title)* /s/ Kevin J. McCarthy
                          ------------------------------------------
                           Kevin J. McCarthy
                           Vice President and Secretary

Date: March 7, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Gifford R. Zimmerman
                          ------------------------------------------
                           Gifford R. Zimmerman
                           Chief Administrative Officer
                           (principal executive officer)

Date: March 7, 2008

By (Signature and Title)* /s/ Stephen D. Foy
                          ------------------------------------------
                           Stephen D. Foy
                           Vice President and Controller
                           (principal financial officer)

Date: March 7, 2008

* Print the name and title of each signing officer under his or her signature.